united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22655

Grandeur Peak Global Trust

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450, Cincinnati, OH 45246

(Address of principal executive offices) (Zip code)

CT Corporation Trust Company

1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-490-4300

Date of fiscal year end: 4/30

Date of reporting period: 4/30/24

Item 1. Reports to Stockholders.

Grandeur Peak
ELEVATED GLOBAL INVESTING™

ANNUAL

April 30, 2024

Grandeur Peak Emerging Markets Opportunities Fund	Investor Class GPEOX	Institutional Class GPEIX
Grandeur Peak Global Contrarian Fund		Institutional Class GPGCX
Grandeur Peak Global Explorer Fund		Institutional Class GPGEX
Grandeur Peak Global Micro Cap Fund		Institutional Class GPMCX
Grandeur Peak Global Opportunities Fund	Investor Class GPGOX	Institutional Class GPGIX
Grandeur Peak Global Reach Fund	Investor Class GPROX	Institutional Class GPRIX
Grandeur Peak Global Stalwarts Fund	Investor Class GGSOX	Institutional Class GGSYX
Grandeur Peak International Opportunities Fund	Investor Class GPIOX	Institutional Class GPIIX
Grandeur Peak International Stalwarts Fund	Investor Class GISOX	Institutional Class GISYX
Grandeur Peak US Stalwarts Fund		Institutional Class GUSYX

TABLE OF CONTENTS

Shareholder Letter	1
Performance Update	13
Disclosure of Fund Expenses	43
Schedule of Investments
Grandeur Peak Emerging Markets Opportunities Fund	45
Grandeur Peak Global Contrarian Fund	48
Grandeur Peak Global Explorer Fund	50
Grandeur Peak Global Micro Cap Fund	55
Grandeur Peak Global Opportunities Fund	58
Grandeur Peak Global Reach Fund	61
Grandeur Peak Global Stalwarts Fund	66
Grandeur Peak International Opportunities Fund	69
Grandeur Peak International Stalwarts Fund	72
Grandeur Peak US Stalwarts Fund	75
Statements of Assets and Liabilities	77
Statements of Operations	79
Statement of Changes in Net Assets
Grandeur Peak Emerging Markets Opportunities Fund	81
Grandeur Peak Global Contrarian Fund	82
Grandeur Peak Global Explorer Fund	83
Grandeur Peak Global Micro Cap Fund	84
Grandeur Peak Global Opportunities Fund	85
Grandeur Peak Global Reach Fund	86
Grandeur Peak Global Stalwarts Fund	87
Grandeur Peak International Opportunities Fund	88
Grandeur Peak International Stalwarts Fund	89
Grandeur Peak US Stalwarts Fund	90
Financial Highlights
Grandeur Peak Emerging Markets Opportunities Fund	91
Grandeur Peak Global Contrarian Fund	93
Grandeur Peak Global Explorer Fund	94
Grandeur Peak Global Micro Cap Fund	95
Grandeur Peak Global Opportunities Fund	96
Grandeur Peak Global Reach Fund	98
Grandeur Peak Global Stalwarts Fund	100
Grandeur Peak International Opportunities Fund	102
Grandeur Peak International Stalwarts Fund	104
Grandeur Peak US Stalwarts Fund	106
Notes to Financial Statements	107
Report of Independent Registered Public Accounting Firm	121
Additional Information	123
Privacy Policy	125
Trustees and Officers	127

136 S. MAIN STREET, SUITE 720 SALT LAKE CITY, UT 84101

Dear Fellow Shareholders,

After finishing calendar 2023 with a strong 4th quarter performance in absolute and relative terms, we entered 2024 believing that the wind was finally back in our small cap sails and that we would see the price performance of the portfolios recouple with the fundamental earnings growth captured over the past several years. Unfortunately, this was not the case in the first four months of 2024.

Given the global breadth of our investment opportunity set, we recognize there are always numerous factors impacting performance results. Some factors are macro-economic in nature while others are micro related or company specific. While top-down and bottom -up factors are always somewhat interconnected, there are periods through every market cycle when macro-related turbulence has a more pronounced impact on investor sentiment and company-specific stock performance. This has been the case in small-cap investing over the last few years.

Price-Earnings Correlation

The first factor we see is a dislocation of the price-earnings correlation 1. The long-term price-earnings correlation across equity markets is above 0.9 (e.g., it is 0.97 for the S&P 500 Index2 dating back to 1957), which suggests that earnings growth can be a strong predictor of long - term equity price performance. The historical three-year average price-earnings correlation of the MSCI ACWI Small Cap Index3 is 0.65, significantly lower than the long-term correlation, but still reasonably strong. However, over the past three years, the correlation of the MSCI ACWI Small Cap Index has been negative at -0.4 (see Exhibit 1), implying that there has been an inverse

[1]	Correlation is a statistical measure that expresses the extent to which two variables are related. Correlation measures the strength in relations between two variables. A correlation of 1 indicates a perfect relationship, a correlation of -1 indicates a perfect inverse relationship. A correlation of 0 indicates no relationship.

[2]	The S&P 500 Index is a market index which includes the value of 500 corporations listed on the New York Stock Exchange and the NASDAQ. As a group, the Index is often considered a gauge of the strength of the US economy.

[3]	The MSCI ACWI Small Cap Index is designed to measure the equity market performance of small-cap companies across developed and emerging markets globally.

relationship between price and earnings during the period. This breakdown in the price-earnings relationship for an extended period, but which we believe will have to re -align at some point, has continued longer than we expected and is frustrating to us and our clients.

Exhibit 1

MSCI ACWI Small Cap Index Rolling Price-Earning Correlations

Source: FactSet, MSCI, 04/30/24

Stock-Bond Correlation

Another macro factor affecting current global markets is the change in stock -bond market correlations. Exhibit 2 below illustrates the rolling three-year price correlation between global equities and US bond prices as represented by the Bloomberg Aggregate Bond Index price4.

[4]	The Bloomberg Aggregate Bond Index is a broad-based fixed income index used as a benchmark to track the performance of the US investment-grade bond market including both corporate and government bonds.

Despite conventional investment wisdom, which suggests that bonds may provide diversification5 or a counterbalance to equities, zigging when equities zag, the relationship between stocks and bonds has been inconsistent over time. Over the last three years, the equity -US bond correlation has been high across markets. The correlation has been especially high for global small cap stocks at +0.86. We believe this indicates that small cap equity market prices are largely being driven by changes or expected changes in US interest rates. So, while stock prices have a long history of being driven by earnings growth over the long-run, earnings growth has recently taken a back seat to US interest rates in the short-run.

Exhibit 2

Source: FactSet, MSCI, 04/30/24

[5]	Diversification is a risk management strategy based on creating a portfolio that contains a mix of investment types and asset classes, with the objective of reducing the risk of holding any individual securities.

Shift in US Interest Rate Expectations

A third factor affecting this year’s performance was the expectations regarding the US interest rates. Mapping the changes in the expectation for the Fed interest rate policy to the corresponding equity market performance illustrates this year’s strong relationship between stocks and bonds. Following the Fed’s aggressive 2022-23 monetary tightening campaign, investors have anxiously awaited inflation containment, which would allow the Fed to reverse course and lower interest rates. For much of 2023, the market expressed the view (via the futures6 markets) that the Fed would lower interest rates three times, in 0.25% increments, in 2024. Then in mid-October 2023, some signs of economic weakness and moderating inflation prompted the market to increase the number of expected 2024 rate cuts from three to seven. This shift in expectations fueled a late 2023 equity market rally. Small cap stocks, which tend to be more negatively impacted by higher interest rates, benefited from the change in sentiment and delivered a +19.2 percent return, as seen in the Nov-Dec 2023 return of the MSCI ACWI Small Cap Index, meaningfully outperforming larger cap market indices.

However, higher than expected inflation during the first quarter of 2024, coupled with some signs of economic stability, prompted the Fed to temper expectations for aggressive rate cutting in 2024. As a result, the market significantly scaled back the number of rate cuts it expected from the Fed in 2024 (Exhibit 3). In response, global small cap markets gave back the late 2023 outperformance and lagged the US and larger cap global markets in 1Q ’24, as shown in Exhibit 4.

[6]	A future contract is a type of derivative investment based on an agreement to buy or sell a specific underlying asset at a set future date. The potential return is generated from the value of the underlying asset. The Futures Market is a marketplace where the contracts are bought and sold, typically used to speculate on the change in price of the underlying security.

Exhibit 3

2024 Expected Rate Cuts

Source: Bloomberg, SFRZ4 Future, April 2024

Comment: US money market futures on the 3-month US SOFR (secured overnight lending rate) serve as a good gauge for the market’s expectations about the future path of the Fed Funds rate. In this graph, the Dec ’24 SOFR futures contract was pricing in three or four 0.25% rate cuts by the Fed in Oct ’23. In Dec ’23, the same contract priced in six or seven rate cuts by the end of ’24 and then reverted back to three or four expected ’24 rate cuts by the end of April 2024.

Exhibit 4

2023-24 Global Equity Market Returns

Source: MSCI, FactSet, April 2024

High US Short-Term Interest Rates Continue to Draw Money to the Market Sidelines

A fourth factor affecting this year’s performance is the draw to money market funds7. High US short-term interest rates continue to lure investors away from higher risk asset classes, such as small-cap equities, and into money market funds, which currently offer attractive yields with little to no price fluctuation. In 2023 alone, over $1 trillion dollars piled into US money market funds, an all-time high.

[7]	A Money Market Fund is a mutual fund that invests in highly liquid, near-term investments including cash and cash equivalents. They tend to offer high liquidity with a low level of risk.

Exhibit 5

US Money Markets - AUM and Flows

Source: Morningstar Direct, April 2024

Continued Dollar Strength

A final factor affecting this year’s performance is the ongoing strength of the US Dollar. Higher interest rates in the US continue to attract foreign investments, bolstering US equity markets and strengthening the US Dollar, thus penalizing US investors’ unhedged foreign market returns even more. The US Dollar’s effective exchange rate continues to trend near 4-decade highs. With few exceptions, the Dollar strengthened versus most major market currencies in 1Q ’24. Asian currencies realized the largest declines. The Chinese Renminbi and Japanese Yen both depreciated by over 7 percent versus the US Dollar during the period. See Exhibit 6.

Exhibit 6

U.S. Dollar Effective Exchange Rate

Source: https://stats.bis.org, April 2024; An increase indicates an appreciation of the economy’s currency against a broad basket of currencies where the year 2020=value of 100.

Fund Performance & Attribution

See full performance on pages 13-42.

Emerging Markets Opportunities: For the year, the Institutional share class was +2.58%, while the benchmark was +15.81%. The Fund outperformed in “friend shoring” countries like South Korea, Vietnam, and Thailand, but lost ground in the larger emerging market countries like India, Taiwan, and Brazil. Across sectors, the Fund benefited from its holdings in Materials and Consumer Staples, but underperformed in Industrials, Consumer Discretionary and Health Care.

Global Contrarian: For the year, the Fund was +16.28%, while the benchmark was +12.15%. The Fund outperformed across Materials, Financials, and Consumer. The main sector of underperformance was Industrials. While many countries contributed to the outperformance, the largest drivers were stocks in the United States, India, and Vietnam. China and France were a drag on performance over the time period.

Global Explorer: For the year, the Fund was +4.05%, while the benchmark was +12.15%. The Fund struggled across sectors and geographies due to the bigger issues at play as outlined in the prior section. Despite its underweight to the United States, stock picking resulted in the largest contribution to excess return at the country level. Japan and the United Kingdom were the largest detractors to performance. On the sector front, Consumer Staples was the bright spot, with Industrials being by far the largest detractor, followed by Technology.

Global Micro Cap: For the year, the Fund was +7.40%, while the MSCI ACWI Small Cap Index was +12.15% and the MSCI World Micro Cap Index was +3.80%. The Fund’s performance in Japan and Taiwan were detractors, while Nordic countries plus India provided the most positive contribution to the Fund. Materials and Health Care were the largest contributors at the sector level while Technology, Industrials, and Financials underperformed.

Global Opportunities/International Opportunities: For the year, the Global Opportunities Fund Institutional share class was -1.01%, while the benchmark was +12.15%. The International Opportunities Fund Institutional share class was -3.85%, while the benchmark was +10.08%. The Funds struggled across sectors and geographies due to the bigger issues at play as outlined in the prior section. In both Global and International Opportunities, Industrials and Technology were the largest detracting sectors, for which the slightly positive contribution from Real Estate, Materials, and Consumer could not compensate. Both Funds also faced the same largest detractors of the United Kingdom, Japan, and India.

Global Reach: For the year, the Fund was +4.11%, while the benchmark was +12.15%. The Fund struggled across sectors and geographies due to the bigger issues at play as outlined in the prior section. Despite its underweight to the United States, stock picking resulted in the largest contribution to excess return at the country level. Japan, China, and the United Kingdom were the largest detractors to performance. On the sector front, Consumer Staples was the bright spot, with Industrials being by far the largest detractor, followed by Health Care.

Global Stalwarts/International Stalwarts: For the year, the Global Stalwarts Fund Institutional share class was +5.31%, while the benchmark was 12.51%. The International Stalwarts Fund Institutional share class was +1.13%, while the benchmark was +7.76%. The Funds struggled across sectors and geographies due to the bigger issues at play as outlined in the prior section.

In both Funds, Industrials was by far the largest detractor, while Technology, where we have a large overweight, had a slight positive contribution. Japan and the UK were the largest detractors from performance for both funds.

US Stalwarts: For the year, the Fund was +14.43%, while the benchmark was +17.20%. Industrials and Consumer were the largest detractors but were almost fully offset by positive excess returns in Health Care, Technology, and Financials.

Business Update

We strongly believe in the importance of being invested alongside our clients. Our portfolio managers have a large portion of their personal assets invested in the Grandeur Peak Funds. They tend to spread their investments across all of the Grandeur Peak Funds given our collaborative approach. Roughly half of their Grandeur Peak Fund investments are invested in the funds they manage directly, and the other half is allocated across the remaining Grandeur Peak Funds.

In many firms like ours, the partners would take the opportunity to withdraw the majority of the firm’s profits as a return on their invested capital. Our firm has instead reinvested over the years a) to create and maintain a healthy rainy-day fund to ensure our staying power, and b) to invest significantly in the Grandeur Peak Funds as an incentive for the next generation and to confirm our belief in the firm’s long-term perspective.

We encourage and support our team in seeking further education by providing annual individual learning budgets and supporting our team in graduate school programs. Dane Nielson finished his MBA at Cambridge Business School last summer and returned to Grandeur Peak full-time. Preston Williams will be finishing his MBA at Columbia Business School this spring and will also re-join the Grandeur Peak team full-time. Meanwhile, Alexis Watson and Ayden Richards, recently became the 11th and 12th members of our team to become a CFA® charter holders.

As always, please feel free to reach out any time with any questions, requests, or comments. We appreciate the opportunity to work on your behalf.

Sincerely,

Your Grandeur Peak Team

An investor should consider investment objectives, risks, charges, and expenses carefully before investing. To obtain a Grandeur Peak Funds prospectus, containing this and other information, visit www.grandeurpeakglobal.com or call 1-855-377-7325. Please read it carefully before investing.

There is no assurance that these opinions or forecasts will come to pass, and past performance is no assurance of future results.

RISKS: Investing in small and micro-cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investments in emerging markets are subject to the same risks as other foreign securities and may be subject to greater risks than investments in foreign countries with more established economies and securities markets. Diversification does not eliminate the risk of experiencing investment loss.

The views and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the Funds or any securities or any sectors mentioned herein. The subject matter contained herein has been derived from several sources believed to be reliable and accurate at the time of compilation. The Funds do not accept any liability for losses either direct or consequential caused by the use of this information. Past performance does not guarantee future results.

CFA® is a trademark owned by CFA Institute. The Chartered Financial Analyst (CFA) designation is issued by the CFA Institute. Candidates must meet one of the following prerequisites: undergraduate degree and 4 years of professional experience involving investment decision -making, or 4 years qualified work experience (full time, but not necessarily investment related). Candidates are then required to undertake extensive self-study programs (250 hours of study for each of the 3 levels) and pass examinations for all 3 levels.

Grandeur Peak Funds are distributed by Northern Lights Distributors LLC (Member FINRA), which is not affiliated with Grandeur Peak Global Advisors, LLC.

© 2024 Grandeur Peak Global Advisors, LLC.

Grandeur Peak Emerging Markets Opportunities Fund	Performance Update
April 30, 2024 (Unaudited)

Annualized Total Return Performance for the periods ended April 30, 2024

					Since	Expense Ratio(b)
	1 Year	3 Years	5 Years	10 Years	Inception(a)	Gross	Net(c)
Grandeur Peak Emerging Markets Opportunities Fund – Investor (GPEOX)	2.30%	-6.39%	4.21%	4.04%	4.41%	1.75%	1.72%
Grandeur Peak Emerging Markets Opportunities Fund – Institutional (GPEIX)	2.58%	-6.18%	4.46%	4.28%	4.65%	1.50%	1.47%
MSCI Emerging Markets SMID Cap Index(d)	15.81%	0.71%	6.31%	4.28%	4.55%
MSCI Emerging Markets IMI Index(e)	11.96%	-4.23%	3.14%	3.63%	3.68%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. The Fund imposes a 2.00% redemption fee on shares held for less than 60 days. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-855-377-PEAK (7325).

The table does not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

(a)	Fund inception date of December 16, 2013. The Fund reorganized into the Trust on October 20, 2023.

(b)	Ratios as of the Prospectus dated October 20, 2023 and may differ from the ratios presented in the Financial Highlights.

(c)	Grandeur Peak Global Advisors, LLC (the “Adviser”), has agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes, and extraordinary expenses, such as litigation expenses (which may increase indemnification of the Fund’s officers and trustees, contractual indemnification of the Fund’s service providers (other than the Advisor))) to 1.95% and 1.70% of the Fund’s average daily net assets for the Fund’s Investor Class Shares and Institutional Class Shares, respectively. This agreement (the “Expense Agreement”) shall continue at least through October 6, 2024. The Adviser will be permitted to recapture, on a class-by-class basis, expenses it has borne the Expense Agreement to the extent that the Fund’s expenses in later periods fall below annual rates set forth in the Expense Agreement or in previous letter agreements; provided, however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Fund will not pay any such deferred fees and expenses more than three years after the date on which the fee and expenses were deferred. As part as the same Expense Agreement, the Adviser has agreed through at least October 6, 2024, to waive annual management fees of 1.35% to 1.00% to the extent that the assets of the Fund exceed an average daily net asset level of $400 million. This waiver of management fees is not subject to recapture by the Adviser. The Fund’s total annual operating expenses, before fee waivers and/or expense reimbursements, are 1.75% and 1.50% for Investor Shares and Institutional Shares, respectively, per the October 20, 2023 prospectus. The Expense Agreement may not be terminated or modified prior to October 6, 2024, except with the approval of the Trust’s Board of Trustees.

(d)	The MSCI Emerging Markets SMID Cap Index is designed to measure the equity market performance of small and mid-cap companies across emerging markets. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

(e)	The MSCI Emerging Markets IMI Index is designed to measure the equity market performance of large, mid, and small-cap companies across emerging markets. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

Grandeur Peak Emerging Markets Opportunities Fund	Performance Update
April 30, 2024 (Unaudited)

Growth of $10,000 for the period ended April 30, 2024

The chart shown above represent a hypothetical investment of $10,000 in the Fund’s Institutional Class shares for the period from inception to April 30,2 024. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

The Fund also offers Investor Class shares, performance for which is not reflected in the graphs above. The performance of Institutional Class shares may be higher or lower than the performance of the Investor Class shares shown in the graphs above based upon differences in fees paid by shareholders investing in the Investor Class shares and Institutional Class shares.

Grandeur Peak Emerging Markets Opportunities Fund	Performance Update
April 30, 2024 (Unaudited)

Regional Allocation (as a % of Net Assets)*	% of Net Assets
Asia ex Japan	69.6%
Latin America	13.3%
North America	6.7%
Europe	5.6%
Africa/Middle East	1.5%
Cash, Cash Equivalents, & Other Net Assets	3.3%
100.0%

Top 10 Holdings (as a % of Net Assets)	% of Net Assets
Silergy Corp	3.3%
FPT Corp	3.1%
Sporton International, Inc.	2.5%
Techtronic Industries Co Limited	2.5%
Regional SAB de cv	2.3%
Inter Cars SA	2.1%
Sinbon Electronics Co., Limited	2.1%
Globant S.A.	2.0%
Patria Investments Limited Class A	1.8%
Grupo Mateus SA	1.6%
23.3%

*   Holdings are subject to change, and may not reflect the current or future position of the portfolio.

Please refer to the Schedule of Investments in this annual report for a listing of the Fund’s holdings.

Grandeur Peak Global Contrarian Fund	Performance Update
April 30, 2024 (Unaudited)

Annualized Total Return Performance for the periods ended April 30, 2024

			Since	Expense Ratio(b)
	1 Year	3 Years	Inception(a)	Gross	Net(c)
Grandeur Peak Global Contrarian Fund – Institutional (GPGCX)	16.28%	2.97%	12.40%	1.35%	1.35%
MSCI ACWI Small Cap Index(d)	12.15%	-0.69%	7.70%
MSCI ACWI ex-US Small Cap Index(e)	10.08%	-1.13%	6.75%
MSCI ACWI Small Cap Value Index(f)	13.50%	2.14%	7.74%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. The Fund imposes a 2.00% redemption fee on shares held for less than 60 days. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-855-377-PEAK (7325).

The table does not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

(a)	Fund inception date of September 17, 2019. The Fund reorganized into the Trust on October 20, 2023.

(b)	Ratios as of the Prospectus dated October 20, 2023 and may differ from the ratios presented in the Financial Highlights.

(c)	Grandeur Peak Global Advisors, LLC (the “Adviser”), has agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes, and extraordinary expenses, such as litigation expenses (which may increase indemnification of the Fund’s officers and trustees, contractual indemnification of the Fund’s service providers (other than the Advisor))) to 1.35% of the Fund’s average daily net assets for the Fund’s Institutional Class Shares. This agreement (the “Expense Agreement”) shall continue at least through October 6, 2024. The Adviser will be permitted to recapture, on a class-by-class basis, expenses it has borne the Expense Agreement to the extent that the Fund’s expenses in later periods fall below annual rates set forth in the Expense Agreement or in previous letter agreements; provided, however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Fund will not pay any such deferred fees and expenses more than three years after the date on which the fee and expenses were deferred. The Expense Agreement may not be terminated or modified prior to October 6, 2024, except with the approval of the Trust’s Board of Trustees. The Fund’s total annual operating expenses is 1.35% per the October 20, 2023 prospectus.

(d)	The MSCI ACWI Small Cap Index is designed to measure the equity market performance of performance of small-cap companies across developed and emerging markets globally. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

(e)	The MSCI ACWI ex USA Small Cap Index is designed to measure the equity market performance of small-cap companies across developed and emerging markets globally, excluding the United States. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

(f)	The MSCI ACWI Small Cap Value Index is designed to measure small cap companies exhibiting overall value style characteristics across developed and emerging markets globally. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

Grandeur Peak Global Contrarian Fund	Performance Update
April 30, 2024 (Unaudited)

Growth of $10,000 for the period ended April 30, 2024

The chart shown above represent a hypothetical investment of $10,000 in the Fund’s Institutional Class shares for the period from inception to April 30, 2024. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

Grandeur Peak Global Contrarian Fund	Performance Update
April 30, 2024 (Unaudited)

Regional Allocation (as a % of Net Assets)*	% of Net Assets
Asia ex Japan	32.3%
Europe	23.7%
North America	20.2%
Japan	11.9%
Australia/New Zealand	5.9%
Latin America	4.3%
Africa/Middle East	1.0%
Cash, Cash Equivalents, & Other Net Assets	0.7%
100.0%

Top 10 Holdings (as a % of Net Assets)	% of Net Assets
Petershill Partners PLC	4.7%
Riverstone Holdings Ltd.	4.3%
Plover Bay Tech	3.5%
Beenos Inc	2.7%
BayCurrent Consulting, Inc.	2.7%
China Yongda Automobiles Services Holdings Limited 50	2.1%
Chaoju Eye Care Holdings Ltd	2.1%
Perella Weinberg Partners	2.0%
Bank of N.T. Butterfield & Son Ltd. (The)	2.0%
FPT Corp	1.9%
28.0%

*   Holdings are subject to change, and may not reflect the current or future position of the portfolio.

Please refer to the Schedule of Investments in this annual report for a listing of the Fund’s holdings.

Grandeur Peak Global Explorer Fund	Performance Update
April 30, 2024 (Unaudited)

Annualized Total Return Performance for the periods ended April 30, 2024

		Since	Expense Ratio(b)
	1 Year	Inception(a)	Gross	Net(c)
Grandeur Peak Global Explorer Fund – Institutional (GPGEX)	4.05%	-10.55%	3.45%	1.25%
MSCI ACWI Small Cap Index(d)	12.15%	-0.37%
MSCI ACWI IMI Index(e)	17.37%	2.76%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. The Fund imposes a 2.00% redemption fee on shares held for less than 60 days. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-855-377-PEAK (7325).

The table does not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

(a)	Fund inception date of December 16, 2021. The Fund reorganized into the Trust on October 20, 2023.

(b)	Ratios as of the Prospectus dated October 20, 2023 and may differ from the ratios presented in the Financial Highlights.

(c)	Grandeur Peak Global Advisors, LLC (the “Adviser”), has agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes, and extraordinary expenses, such as litigation expenses (which may increase indemnification of the Fund’s officers and trustees, contractual indemnification of the Fund’s service providers (other than the Advisor))) to 1.25% of the Fund’s average daily net assets for the Fund’s Institutional Class Shares. This agreement (the “Expense Agreement”) is in effect through October 6, 2024. The Adviser will be permitted to recapture expenses it has borne through the Expense Agreement to the extent that the Fund’s expenses in later periods fall below annual rates set forth in the Expense Agreement; provided, however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Fund will not pay any such deferred fees and expenses more than three years after the date on which the fee and expenses were deferred. The Expense Agreement may not be terminated or modified prior to October 6, 2024, except with the approval of the Trust’s Board of Trustees. The Expense Agreement may not be terminated or modified prior to October 6, 2024, except with the approval of the Trust’s Board of Trustees. The Fund’s total annual operating expenses, before fee waivers and/or expense reimbursements, are 3.45% per the October 20, 2023 prospectus.

(d)	The MSCI ACWI Small Cap Index is designed to measure the equity market performance of small-cap companies across developed and emerging markets globally. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

(e)	The MSCI ACWI IMI Index captures large, mid and small cap representation across 23 Developed Markets (DM) and 24 Emerging Markets (EM) countries. With 9,189 constituents, the index is comprehensive, covering approximately 99% of the global equity investment opportunity set. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

Grandeur Peak Global Explorer Fund	Performance Update
April 30, 2024 (Unaudited)

Growth of $10,000 for the period ended April 30, 2024

The chart shown above represent a hypothetical investment of $10,000 in the Fund’s Institutional Class shares for the period from inception to April 30, 2024. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

Grandeur Peak Global Explorer Fund	Performance Update
April 30, 2024 (Unaudited)

Regional Allocation (as a % of Net Assets)*	% of Net Assets
North America	30.4%
Europe	29.7%
Asia ex Japan	19.9%
Japan	12.3%
Latin America	4.0%
Australia/New Zealand	2.6%
Africa/Middle East	0.7%
Cash, Cash Equivalents, & Other Net Assets	0.4%
100.0%

Top 10 Holdings (as a % of Net Assets)	% of Net Assets
Sporton International, Inc.	1.1%
FPT Corp	1.1%
JTC plc	1.0%
B & M European Value Retail SA	1.0%
Virbac SA	1.0%
Volution Group PLC	0.9%
Darktrace plc	0.9%
BayCurrent Consulting, Inc.	0.9%
Elastic N.V.	0.8%
GQG Partners Inc	0.8%
9.5%

*   Holdings are subject to change, and may not reflect the current or future position of the portfolio.

Please refer to the Schedule of Investments in this annual report for a listing of the Fund’s holdings.

Grandeur Peak Global Micro Cap Fund	Performance Update
April 30, 2024 (Unaudited)

Annualized Total Return Performance for the periods ended April 30, 2024

				Since	Expense Ratio(b)
	1 Year	3 Years	5 Years	Inception(a)	Gross	Net(c)
Grandeur Peak Global Micro Cap Fund – Institutional (GPMCX)	7.40%	-9.14%	8.36%	8.26%	1.85%	1.85%
MSCI ACWI Small Cap Index(d)	12.15%	-0.69%	6.97%	8.00%
MSCI ACWI ex-US Small Cap Index(e)	10.08%	-1.13%	5.94%	6.38%
MSCI World Micro Cap Index(f)	3.80%	-6.69%	4.85%	6.25%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. The Fund imposes a 2.00% redemption fee on shares held for less than 60 days. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-855-377-PEAK (7325).

The table does not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

(a)	Fund inception date of October 20, 2015. The Fund reorganized into the Trust on October 20, 2023.

(b)	Ratios as of the Prospectus dated October 20, 2023 and may differ from the ratios presented in the Financial Highlights.

(c)	Grandeur Peak Global Advisors, LLC (the “Adviser”), has agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/ Expense Reimbursement (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes, and extraordinary expenses, such as litigation expenses (which may increase indemnification of the Fund’s officers and trustees, contractual indemnification of the Fund’s service providers (other than the Advisor))) to 2.00% of the Fund’s average daily net assets for the Fund’s Institutional Class Shares. This agreement (the “Expense Agreement”) is in effect through October 6, 2024. The Adviser will be permitted to recapture expenses it has borne through the Expense Agreement to the extent that the Fund’s expenses in later periods fall below annual rates set forth in the Expense Agreement; provided, however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Fund will not pay any such deferred fees and expenses more than three years after the date on which the fee and expenses were deferred. The Expense Agreement may not be terminated or modified prior to October 6, 2024, except with the approval of the Trust’s Board of Trustees. The Fund’s total annual operating expenses are 1.85% per the October 20, 2023 prospectus.

(d)	The MSCI ACWI Small Cap Index is designed to measure the equity market performance of small-cap companies across developed and emerging markets globally. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

(e)	The MSCI ACWI ex USA Small Cap Index is designed to measure the equity market performance of small-cap companies across developed and emerging markets globally, excluding the United States. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

(f)	The MSCI World Micro Cap Index is designed to measure the equity market performance of micro-cap companies across developed markets globally. It does not include emerging markets. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

Grandeur Peak Global Micro Cap Fund	Performance Update
April 30, 2024 (Unaudited)

Growth of $10,000 for the period ended April 30, 2024

The chart shown above represent a hypothetical investment of $10,000 in the Fund’s Institutional Class shares for the period from inception to April 30, 2024. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

Grandeur Peak Global Micro Cap Fund	Performance Update
April 30, 2024 (Unaudited)

Regional Allocation (as a % of Net Assets)*	% of Net Assets
Europe	31.2%
Japan	24.0%
Asia ex Japan	20.1%
North America	14.0%
Australia/New Zealand	8.6%
Latin America	0.7%
Africa/Middle East	0.5%
Cash, Cash Equivalents, & Other Net Assets	0.9%
100.0%

Top 10 Holdings (as a % of Net Assets)	% of Net Assets
Pennant Group, Inc. (The)	2.7%
Gulf Oil Lubricants India Ltd.	2.7%
Beenos Inc	2.4%
Kogan.com Ltd	2.4%
Fiducian Group Ltd	2.4%
Swedencare AB	2.3%
Barrett Business Services, Inc.	2.1%
Sun* Inc	1.9%
ULS Group Inc	1.8%
Oro Co Ltd	1.7%
22.4%

*   Holdings are subject to change, and may not reflect the current or future position of the portfolio.

Please refer to the Schedule of Investments in this annual report for a listing of the Fund’s holdings.

Grandeur Peak Global Opportunities Fund	Performance Update
April 30, 2024 (Unaudited)

Annualized Total Return Performance for the periods ended April 30, 2024

					Since	Expense Ratio(b)
	1 Year	3 Years	5 Years	10 Years	Inception(a)	Gross	Net(c)
Grandeur Peak Global Opportunities Fund – Investor (GPGOX)	-1.03%	-9.18%	6.13%	6.82%	10.24%	1.60%	1.54%
Grandeur Peak Global Opportunities Fund – Institutional (GPGIX)	-1.01%	-9.02%	6.37%	7.02%	10.51%	1.35%	1.29%
MSCI ACWI Small Cap Index(d)	12.15%	-0.69%	6.97%	6.94%	9.37%
MSCI ACWI IMI Index(e)	17.37%	4.11%	9.62%	8.53%	10.25%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. The Fund imposes a 2.00% redemption fee on shares held for less than 60 days. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-855-377-PEAK (7325).

The table does not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

(a)	Fund inception date of October 17, 2011. The Fund reorganized into the Trust on October 20, 2023.

(b)	Ratios as of the Prospectus dated October 20, 2023 and may differ from the ratios presented in the Financial Highlights.

(c)	Grandeur Peak Global Advisors, LLC (the “Adviser”), has agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/ Expense Reimbursement (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes, and extraordinary expenses, such as litigation expenses (which may increase indemnification of the Fund’s officers and trustees, contractual indemnification of the Fund’s service providers (other than the Advisor))) to 1.75% and 1.50% of the Fund’s average daily net assets for the Fund’s Investor Class Shares and Institutional Class Shares, respectively. This agreement (the “Expense Agreement”) shall continue at least through October 6, 2024. The Adviser will be permitted to recapture, on a class-by-class basis, expenses it has borne the Expense Agreement to the extent that the Fund’s expenses in later periods fall below annual rates set forth in the Expense Agreement or in previous letter agreements; provided, however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Fund will not pay any such deferred fees and expenses more than three years after the date on which the fee and expenses were deferred. The Expense Agreement may not be terminated or modified prior to October 6, 2024, except with the approval of the Trust’s Board of Trustees. As part as the same Expense Agreement, the Adviser has agreed through at least October 6, 2024, to waive annual management fees of 1.25% to 1.00% to the extent that the assets of the Fund exceed an average daily net asset level of $500 million. This waiver of management fees is not subject to recapture by the Adviser. The Fund’s total annual operating expenses, before fee waivers and/or expense reimbursements, are 1.60% and 1.35% for Investor Shares and Institutional Shares, respectively, per the October 20, 2023 prospectus.

(d)	The MSCI ACWI Small Cap Index is designed to measure the equity market performance of small-cap companies across developed and emerging markets globally. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

(e)	The MSCI ACWI IMI Index is designed to measure the equity market performance of large, mid, and small-cap companies across developed and emerging markets globally. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

Grandeur Peak Global Opportunities Fund	Performance Update
April 30, 2024 (Unaudited)

Growth of $10,000 for the period ended April 30, 2024

The chart shown above represent a hypothetical investment of $10,000 in the Fund’s Institutional Class shares for the period from inception to April 30, 2024. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

The Fund also offers Investor Class shares, performance for which is not reflected in the graphs above. The performance of Institutional Class shares may be higher or lower than the performance of the Investor Class shares shown in the graphs above based upon differences in fees paid by shareholders investing in the Investor Class shares and Institutional Class shares.

Grandeur Peak Global Opportunities Fund	Performance Update
April 30, 2024 (Unaudited)

Regional Allocation (as a % of Net Assets)*	% of Net Assets
Europe	39.1%
North America	26.8%
Asia ex Japan	15.3%
Japan	13.0%
Latin America	2.8%
Australia/New Zealand	0.2%
Africa/Middle East	0.2%
Cash, Cash Equivalents, & Other Net Assets	2.6%
100.0%

Top 10 Holdings (as a % of Net Assets)	% of Net Assets
B & M European Value Retail SA	3.7%
Littelfuse, Inc.	3.0%
Virbac SA	2.5%
BayCurrent Consulting, Inc.	1.7%
CVS Group plc	1.6%
Melexis NV	1.5%
Volution Group PLC	1.5%
Vietnam Technological & Comm Joint-stock Bank	1.4%
Qualys, Inc.	1.3%
Silergy Corp	1.3%
19.5%

*   Holdings are subject to change, and may not reflect the current or future position of the portfolio.

Please refer to the Schedule of Investments in this annual report for a listing of the Fund’s holdings.

Grandeur Peak Global Reach Fund	Performance Update
April 30, 2024 (Unaudited)

Annualized Total Return Performance for the periods ended April 30, 2024

					Since	Expense Ratio(b)
	1 Year	3 Years	5 Years	10 Years	Inception(a)	Gross	Net(c)
Grandeur Peak Global Reach Fund – Investor (GPROX)	3.77%	-8.82%	5.39%	6.41%	8.10%	1.50%	1.50%
Grandeur Peak Global Reach Fund – Institutional (GPRIX)	4.11%	-8.59%	5.65%	6.67%	8.36%	1.25%	1.25%
MSCI ACWI Small Cap Index(d)	12.15%	-0.69%	6.97%	6.94%	7.97%
MSCI ACWI IMI Index(e)	17.37%	4.11%	9.62%	8.53%	9.30%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. The Fund imposes a 2.00% redemption fee on shares held for less than 60 days. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-855-377-PEAK (7325).

The table does not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

(a)	Fund inception date of June 19, 2013. The Fund reorganized into the Trust on October 20, 2023.

(b)	Ratios as of the Prospectus dated October 20, 2023 and may differ from the ratios presented in the Financial Highlights.

(c)	Grandeur Peak Global Advisors, LLC (the “Adviser”), has agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes, and extraordinary expenses, such as litigation expenses (which may increase indemnification of the Fund’s officers and trustees, contractual indemnification of the Fund’s service providers (other than the Advisor))) to 1.50% and 1.25% of the Fund’s average daily net assets for the Fund’s Investor Class Shares and Institutional Class Shares, respectively. This agreement (the “Expense Agreement”) shall continue at least through October 6, 2024. The Adviser will be permitted to recapture, on a class-by-class basis, expenses it has borne the Expense Agreement to the extent that the Fund’s expenses in later periods fall below annual rates set forth in the Expense Agreement or in previous letter agreements; provided, however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Fund will not pay any such deferred fees and expenses more than three years after the date on which the fee and expenses were deferred. The Expense Agreement may not be terminated or modified prior to October 6, 2024, except with the approval of the Trust’s Board of Trustees. The Fund’s total annual operating expenses are 1.50% and 1.25% for Investor Shares and Institutional Shares, respectively, per the October 20, 2023 prospectus.

(d)	The MSCI ACWI Small Cap Index is designed to measure the equity market performance of small-cap companies across developed and emerging markets globally. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

(e)	The MSCI ACWI IMI Index is designed to measure the equity market performance of large, mid, and small-cap companies across developed and emerging markets globally. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

Grandeur Peak Global Reach Fund	Performance Update
April 30, 2024 (Unaudited)

Growth of $10,000 for the period ended April 30, 2024

The chart shown above represent a hypothetical investment of $10,000 in the Fund’s Institutional Class shares for the period from inception to April 30, 2024. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

The Fund also offers Investor Class shares, performance for which is not reflected in the graphs above. The performance of Institutional Class shares may be higher or lower than the performance of the Investor Class shares shown in the graphs above based upon differences in fees paid by shareholders investing in the Investor Class shares and Institutional Class shares.

Grandeur Peak Global Reach Fund	Performance Update
April 30, 2024 (Unaudited)

Regional Allocation (as a % of Net Assets)*	% of Net Assets
North America	27.9%
Europe	30.6%
Asia ex Japan	20.6%
Japan	10.2%
Latin America	3.6%
Australia/New Zealand	2.2%
Africa/Middle East	1.2%
Cash, Cash Equivalents, & Other Net Assets	3.7%
100.0%

Top 10 Holdings (as a % of Net Assets)	% of Net Assets
B & M European Value Retail SA	1.6%
BayCurrent Consulting, Inc.	1.5%
Virbac SA	1.2%
Darktrace plc	1.1%
JTC plc	1.1%
Silergy Corp	0.9%
Ares Management Corporation Class A	0.8%
Perella Weinberg Partners	0.8%
Sporton International, Inc.	0.8%
Petershill Partners PLC	0.8%
10.6%

*   Holdings are subject to change, and may not reflect the current or future position of the portfolio.

Please refer to the Schedule of Investments in this annual report for a listing of the Fund’s holdings.

Grandeur Peak Global Stalwarts Fund	Performance Update
April 30, 2024 (Unaudited)

Annualized Total Return Performance for the periods ended April 30, 2024

				Since	Expense Ratio(b)
	1 Year	3 Years	5 Years	Inception(a)	Gross	Net(c)
Grandeur Peak Global Stalwarts Fund – Investor (GGSOX)	5.09%	-10.23%	3.54%	7.39%	1.19%	1.19%
Grandeur Peak Global Stalwarts Fund – Institutional (GGSYX)	5.31%	-10.00%	3.80%	7.66%	0.94%	0.94%
MSCI ACWI Mid Cap Index(d)	12.51%	0.71%	7.15%	8.26%
MSCI ACWI Small Cap Index(e)	12.15%	-0.69%	6.97%	8.37%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. The Fund imposes a 2.00% redemption fee on shares held for less than 60 days. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-855-377-PEAK (7325).

The table does not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

(a)	Fund inception date of September 1, 2015. The Fund reorganized into the Trust on October 20, 2023.

(b)	Ratios as of the Prospectus dated October 20, 2023 and may differ from the ratios presented in the Financial Highlights.

(c)	Grandeur Peak Global Advisors, LLC (the “Adviser”), has agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/ Expense Reimbursement (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes, and extraordinary expenses, such as litigation expenses (which may increase indemnification of the Fund’s officers and trustees, contractual indemnification of the Fund’s service providers (other than the Advisor))) to 1.35% and 1.10% of the Fund’s average daily net assets for the Fund’s Investor Class Shares and Institutional Class Shares, respectively.This agreement (the “Expense Agreement”) shall continue at least through October 6, 2024. The Adviser will be permitted to recapture, on a class-by-class basis, expenses it has borne through the Expense Agreement to the extent that the Fund’s expenses in later periods fall below annual rates set forth in the Expense Agreement or in previous letter agreements; provided, however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Funds will not pay any such deferred fees and expenses more than three years after the date on which the fee and expenses were deferred. The Expense Agreement may not be terminated or modified prior to October 6, 2024, except with the approval of the Trust’s Board of Trustees. The Fund’s total annual operating expenses are 1.19% and 0.94% for Investor Shares and Institutional Shares, respectively, per the October 20, 2023 prospectus.

(d)	The MSCI ACWI Mid Cap Index is designed to measure the equity market performance of mid-cap companies across developed and emerging markets globally. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

(e)	The MSCI ACWI Small Cap Index is designed to measure the equity market performance of small-cap companies across developed and emerging markets globally. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

Grandeur Peak Global Stalwarts Fund	Performance Update
April 30, 2024 (Unaudited)

Growth of $10,000 for the period ended April 30, 2024

The chart shown above represent a hypothetical investment of $10,000 in the Fund’s Institutional Class shares for the period from inception to April 30, 2024. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

The Fund also offers Investor Class shares, performance for which is not reflected in the graphs above. The performance of Institutional Class shares may be higher or lower than the performance of the Investor Class shares shown in the graphs above based upon differences in fees paid by shareholders investing in the Investor Class shares and Institutional Class shares.

Grandeur Peak Global Stalwarts Fund	Performance Update
April 30, 2024 (Unaudited)

Regional Allocation (as a % of Net Assets)*	% of Net Assets
North America	47.8%
Europe	28.0%
Asia ex Japan	14.2%
Japan	6.3%
Latin America	2.8%
Africa/Middle East	0.7%
Australia/New Zealand	0.5%
Cash, Cash Equivalents, & Other Net Assets	-0.3%
100.0%

Top 10 Holdings (as a % of Net Assets)	% of Net Assets
Littelfuse, Inc.	3.5%
B & M European Value Retail SA	3.2%
Silergy Corp	2.9%
BayCurrent Consulting, Inc.	2.5%
Pjt Partners, Inc. CLASS A	1.8%
Melexis NV	1.7%
Virbac SA	1.5%
Ashtead Group plc	1.5%
Crowdshare Holdings, Inc.	1.5%
Darktrace plc	1.5%
21.6%

*   Holdings are subject to change, and may not reflect the current or future position of the portfolio.

Please refer to the Schedule of Investments in this annual report for a listing of the Fund’s holdings.

Grandeur Peak International Opportunities Fund	Performance Update
April 30, 2024 (Unaudited)

Annualized Total Return Performance for the periods ended April 30, 2024

					Since	Expense Ratio(b)
	1 Year	3 Years	5 Years	10 Years	Inception(a)	Gross	Net(c)
Grandeur Peak International Opportunities Fund – Investor (GPIOX)	-4.45%	-10.99%	3.16%	4.39%	8.34%	1.60%	1.55%
Grandeur Peak International Opportunities Fund – Institutional (GPIIX)	-3.85%	-10.73%	3.43%	4.64%	8.59%	1.35%	1.30%
MSCI ACWI ex USA Small Cap Index(d)	10.08%	-1.13%	5.94%	5.03%	6.87%
MSCI ACWI IMI ex USA Index(e)	9.91%	0.57%	5.59%	4.50%	6.14%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. The Fund imposes a 2.00% redemption fee on shares held for less than 60 days. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-855-377-PEAK (7325).

The table does not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

(a)	Fund inception date of October 17, 2011. The Fund reorganized into the Trust on October 20, 2023.

(b)	Ratios as of the Prospectus dated October 20, 2023 and may differ from the ratios presented in the Financial Highlights.

(c)	Grandeur Peak Global Advisors, LLC (the “Adviser”), has agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursements (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes, and extraordinary expenses, such as litigation expenses (which may increase indemnification of the Fund’s officers and trustees, contractual indemnification of the Fund’s service providers (other than the Advisor))) to 1.75% and 1.50% of the Fund’s average daily net assets for the Fund’s Investor Class Shares and Institutional Class Shares, respectively. This agreement (the “Expense Agreement”) shall continue at least through October 6, 2024. The Adviser will be permitted to recapture, on a class-by-class basis, expenses it has borne through the Expense Agreement to the extent that the Fund’s expenses in later periods fall below annual rates set forth in the Expense Agreement or in previous letter agreements; provided, however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Fund will not pay any such deferred fees and expenses more than three years after the date on which the fee and expenses were deferred. The Expense Agreement may not be terminated or modified prior to October 6, 2024, except with the approval of the Trust’s Board of Trustees. As part as the same Expense Agreement, the Adviser has agreed through at least October 6, 2024, to waive annual management fees of 1.25% to 1.00% to the extent that the assets of the Fund exceed an average daily net asset level of $500 million. This waiver of management fees is not subject to recapture by the Adviser. The Fund’s total annual operating expenses, before fee waivers and /or expense reimbursements, are 1.60% and 1.35% for Investor Shares and Institutional Shares, respectively, per the October 20, 2023 prospectus.

(d)	The MSCI ACWI ex USA Small Cap Index is designed to measure the equity market performance of small-cap companies across developed and emerging markets globally, excluding the United States. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

(e)	The MSCI ACWI ex USA IMI Index is designed to measure the equity market performance of large, mid, and small-cap companies across developed and emerging markets globally, excluding the United States. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

Grandeur Peak International Opportunities Fund	Performance Update
April 30, 2024 (Unaudited)

Growth of $10,000 for the period ended April 30, 2024

The chart shown above represent a hypothetical investment of $10,000 in the Fund’s Institutional Class shares for the period from inception to April 30, 2024. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

The Fund also offers Investor Class shares, performance for which is not reflected in the graphs above. The performance of Institutional Class shares may be higher or lower than the performance of the Investor Class shares shown in the graphs above based upon differences in fees paid by shareholders investing in the Investor Class shares and Institutional Class shares.

Grandeur Peak International Opportunities Fund	Performance Update
April 30, 2024 (Unaudited)

Regional Allocation (as a % of Net Assets)*	% of Net Assets
Europe	46.2%
Asia ex Japan	25.9%
Japan	17.0%
North America	5.5%
Latin America	3.8%
Australia/New Zealand	0.7%
Africa/Middle East	0.2%
Cash, Cash Equivalents, & Other Net Assets	0.7%
100.0%

Top 10 Holdings (as a % of Net Assets)	% of Net Assets
Volution Group PLC	2.7%
B & M European Value Retail SA	2.6%
Virbac SA	2.2%
Silergy Corp	2.0%
JTC plc	1.9%
BayCurrent Consulting, Inc.	1.8%
Sporton International, Inc.	1.7%
Melexis NV	1.5%
CVS Group plc	1.5%
Integral Corp	1.3%
19.2%

*   Holdings are subject to change, and may not reflect the current or future position of the portfolio.

Please refer to the Schedule of Investments in this annual report for a listing of the Fund’s holdings.

Grandeur Peak International Stalwarts Fund	Performance Update
April 30, 2024 (Unaudited)

Annualized Total Return Performance for the periods ended April 30, 2024

				Since	Expense Ratio(b)
	1 Year	3 Years	5 Years	Inception(a)	Gross	Net(c)
Grandeur Peak International Stalwarts Fund – Investor (GISOX)	0.86%	-9.02%	4.34%	7.37%	1.13%	1.13%
Grandeur Peak International Stalwarts Fund – Institutional (GISYX)	1.13%	-8.78%	4.62%	7.93%	0.88%	0.88%
MSCI ACWI ex USA Mid Cap Index(d)	7.76%	-1.20%	4.44%	5.83%
MSCI ACWI ex USA Small Index(e)	10.08%	-1.13%	5.94%	6.86%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. The Fund imposes a 2.00% redemption fee on shares held for less than 60 days. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-855-377-PEAK (7325).

The table does not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

(a)	Fund inception date of September 1, 2015. The Fund reorganized into the Trust on October 20, 2023.

(b)	Ratios as of the Prospectus dated October 20, 2023 and may differ from the ratios presented in the Financial Highlights.

(c)	Grandeur Peak Global Advisors, LLC (the “Adviser”), has agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/ Expense Reimbursements (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes, and extraordinary expenses, such as litigation expenses (which may increase indemnification of the Fund’s officers and trustees, contractual indemnification of the Fund’s service providers (other than the Advisor))) to 1.35% and 1.10% of the Fund’s average daily net assets for the Fund’s Investor Class Shares and Institutional Class Shares, respectively. This agreement (the “Expense Agreement”) shall continue at least through October 6, 2024. The Adviser will be permitted to recapture, on a class-by-class basis, expenses it has borne through the Expense Agreement to the extent that the Fund’s expenses in later periods fall below annual rates set forth in the Expense Agreement or in previous letter agreements; provided, however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Funds will not pay any such deferred fees and expenses more than three years after the date on which the fee and expenses were deferred. The Expense Agreement may not be terminated or modified prior to October 6, 2024, except with the approval of the Trust’s Board of Trustees. The Fund’s total annual operating expenses are 1.13% and 0.88% for Investor Shares and Institutional Shares, respectively, per the October 20, 2023 prospectus.

(d)	The MSCI ACWI ex USA Mid Cap Index is designed to measure the equity market performance of midcap companies across developed and emerging markets globally, excluding the United States. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

(e)	The MSCI ACWI ex USA Small Cap Index is designed to measure the equity market performance of small-cap companies across developed and emerging markets globally, excluding the United States. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

Grandeur Peak International Stalwarts Fund	Performance Update
April 30, 2024 (Unaudited)

Growth of $10,000 for the period ended April 30, 2024

The chart shown above represent a hypothetical investment of $10,000 in the Fund’s Institutional Class shares for the period from inception to April 30, 2024. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

The Fund also offers Investor Class shares, performance for which is not reflected in the graphs above. The performance of Institutional Class shares may be higher or lower than the performance of the Investor Class shares shown in the graphs above based upon differences in fees paid by shareholders investing in the Investor Class shares and Institutional Class shares.

Grandeur Peak International Stalwarts Fund	Performance Update
April 30, 2024 (Unaudited)

Regional Allocation (as a % of Net Assets)*	% of Net Assets
Europe	46.9%
Asia ex Japan	19.6%
North America	15.2%
Japan	9.3%
Latin America	4.0%
Africa/Middle East	1.1%
Australia/New Zealand	1.1%
Cash, Cash Equivalents, & Other Net Assets	2.8%
100.0%

Top 10 Holdings (as a % of Net Assets)	% of Net Assets
B & M European Value Retail SA	4.5%
Silergy Corp	3.0%
Darktrace plc	2.9%
BayCurrent Consulting, Inc.	2.7%
Melexis NV	2.4%
JFrog Ltd.	2.1%
Techtronic Industries Co Limited	2.1%
Diploma plc	1.9%
Monolithic Power Systems, Inc.	1.9%
EQT AB	1.9%
25.4%

*   Holdings are subject to change, and may not reflect the current or future position of the portfolio.

Please refer to the Schedule of Investments in this annual report for a listing of the Fund’s holdings.

Grandeur Peak US Stalwarts Fund	Performance Update
April 30, 2024 (Unaudited)

Annualized Total Return Performance for the periods ended April 30, 2024

			Since	Expense Ratio(b)
	1 Year	3 Years	Inception(a)	Gross	Net(c)
Grandeur Peak US Stalwarts Fund – Institutional (GUSYX)	14.43%	-6.92%	16.00%	0.90%	0.90%
MSCI USA Mid Cap Index(d)	17.20%	2.43%	20.86%
MSCI USA Small Cap Index(e)	14.11%	-0.36%	21.04%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. The Fund imposes a 2.00% redemption fee on shares held for less than 60 days. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-855-377-PEAK (7325).

The table does not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

(a)	Fund inception date of March 19, 2020. The Fund reorganized into the Trust on October 20, 2023.

(b)	Ratios as of the Prospectus dated October 20, 2023 and may differ from the ratios presented in the Financial Highlights.

(c)	Grandeur Peak Global Advisors, LLC (the “Adviser”), has agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes, and extraordinary expenses, such as litigation expenses (which may increase indemnification of the Fund’s officers and trustees, contractual indemnification of the Fund’s service providers (other than the Advisor))) to 1.00% of the Fund’s average daily net assets for the Fund’s Institutional Class Shares. This agreement (the “Expense Agreement”) shall continue at least through October 6, 2024. The Adviser will be permitted to recapture, on a class-by-class basis, expenses it has borne through the Expense Agreement to the extent that the Fund’s expenses in later periods fall below annual rates set forth in the Expense Agreement or in previous letter agreements; provided, however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Funds will not pay any such deferred fees and expenses more than three years after the date on which the fee and expenses were deferred. The Expense Agreement may not be terminated or modified prior to October 6, 2024, except with the approval of the Trust’s Board of Trustees. The Fund’s total annual operating expenses are 0.90% per the October 20, 2023 prospectus.

(d)	The MSCI USA Mid Cap Index is designed to measure the performance of the mid cap segments of the US market. With 339 constituents, the index covers approximately 15% of the free float-adjusted market capitalization in the US. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

(e)	The MSCI USA Small Cap Index is designed to measure the performance of the small cap segment of the US equity market. With 1,740 constituents, the index represents approximately 14% of the free float-adjusted market capitalization in the US. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

Grandeur Peak US Stalwarts Fund	Performance Update
April 30, 2024 (Unaudited)

Growth of $10,000 for the period ended April 30, 2024

The chart shown above represent a hypothetical investment of $10,000 in the Fund’s Institutional Class shares for the period from inception to April 30, 2024. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

Grandeur Peak US Stalwarts Fund	Performance Update
April 30, 2024 (Unaudited)

Regional Allocation (as a % of Net Assets)*	% of Net Assets
North America	92.2%
Europe	2.6%
Asia ex Japan	2.2%
Africa/Middle East	1.3%
Latin America	1.2%
Cash, Cash Equivalents, & Other Net Assets	0.5%
100.0%

Top 10 Holdings (as a % of Net Assets)	% of Net Assets
Littelfuse, Inc.	4.1%
Pjt Partners, Inc. CLASS A	3.1%
Elastic N.V.	2.6%
Ares Management Corporation Class A	2.6%
Monolithic Power Systems, Inc.	2.2%
Crowdshare Holdings, Inc.	2.2%
Techtronic Industries Co Limited	2.2%
Silicon Laboratories, Inc.	2.0%
Ollie’s Bargain Outlet Holdings, Inc.	2.0%
JFrog Ltd.	2.0%
25.0%

*   Holdings are subject to change, and may not reflect the current or future position of the portfolio.

Please refer to the Schedule of Investments in this annual report for a listing of the Fund’s holdings.

Grandeur Peak Funds®	Disclosure of Fund Expenses
April 30, 2024 (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example for each Fund is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2023 through April 30, 2024.

Actual Expenses

The “Actual” columns in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” columns in the table below provide information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each Fund and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Grandeur Peak Funds®	Disclosure of Fund Expenses
April 30, 2024 (Unaudited)

					Hypothetical
			Actual		(5% return before expenses)
			Ending		Ending
	Funds’	Beginning	Account	Expenses	Account	Expense Paid
	Annualized	Account	Value	Paid During	Value	During
	Expense	Value	4/30/24	Period*	4/30/24	Period
Grandeur Peak Emerging Markets Opportunities Fund - Investor Class	1.66%	$1,000.00	$1,091.50	$8.63	$1,016.61	$8.32
Grandeur Peak Emerging Markets Opportunities Fund - Institutional Class	1.56%	1,000.00	1,092.70	8.13	1,017.09	7.84
Grandeur Peak Global Contrarian Fund - Institutional Class	1.35%	1,000.00	1,178.80	7.31	1,018.15	6.77
Grandeur Peak Global Explorer Fund - Institutional Class	1.25%	1,000.00	1,149.90	6.71	1,018.62	6.30
Grandeur Peak Global Micro Cap Fund - Institutional Class	2.00%	1,000.00	1,163.80	10.76	1,014.92	10.02
Grandeur Peak Global Opportunities Fund - Investor Class	1.47%	1,000.00	1,117.10	7.72	1,017.57	7.36
Grandeur Peak Global Opportunities Fund - Institutional Class	1.33%	1,000.00	1,117.30	7.01	1,018.24	6.68
Grandeur Peak Global Reach Fund - Investor Class	1.50%	1,000.00	1,147.30	8.01	1,017.40	7.52
Grandeur Peak Global Reach Fund - Institutional Class	1.25%	1,000.00	1,148.80	6.68	1,018.65	6.27
Grandeur Peak Global Stalwarts Fund - Investor Class	1.27%	1,000.00	1,181.60	6.92	1,018.52	6.40
Grandeur Peak Global Stalwarts Fund - Institutional Class	1.03%	1,000.00	1,182.70	5.58	1,019.75	5.16
Grandeur Peak International Opportunities Fund - Investor Class	1.53%	1,000.00	1,122.50	8.10	1,017.23	7.70
Grandeur Peak International Opportunities Fund - Institutional Class	1.36%	1,000.00	1,123.90	7.18	1,018.11	6.82
Grandeur Peak International Stalwarts Fund - Investor Class	1.17%	1,000.00	1,187.80	6.35	1,019.05	5.86
Grandeur Peak International Stalwarts Fund - Institutional Class	0.92%	1,000.00	1,189.70	5.02	1,020.28	4.63
Grandeur Peak US Stalwarts Fund - Institutional Class	0.90%	1,000.00	1,192.10	4.90	1,020.39	4.52

*	Expenses are equal to the average account value over the period, multiplied by the Funds’ annualized expense ratio, multiplied by the number of days in the period (182) divided by the number of days in the fiscal year (366).

Grandeur Peak Emerging Markets Opportunities Fund	Schedule of Investments
April 30, 2024

	Shares	Fair Value
COMMON STOCKS — 96.78%
Argentina — 2.04%
Globant SA	39,548	$7,062,877

Brazil — 9.99%
Armac Locacao Logistica E Servicos SA	1,288,700	2,615,818
BR Advisory Partners	899,600	2,517,272
CI&T, Inc.(a)	141,699	558,294
Grupo Mateus SA	3,837,700	5,469,126
Hypera SA	566,200	3,226,487
Locaweb Servicos de Internet SA(b)(c)	638,000	562,732
MercadoLibre, Inc.	1,588	2,316,416
Patria Investments Ltd.	451,839	6,054,643
Raia Drogasil SA	722,008	3,565,128
Track & Field Co. SA	956,000	2,049,124
Vinci Partners Invest Ltd.	319,185	3,447,198
XP, Inc., Class A	109,790	2,247,401
		34,629,639
China — 14.08%
Adicon Holdings Ltd.	1,721,100	2,569,745
ANTA Sports Products Ltd.	453,500	5,134,044
Beijing Huafeng Test & Control Technology Co., Ltd.	54,400	838,655
Centre Testing International Group Company Ltd.	1,245,500	2,154,782
Chaoju Eye Care Holdings Ltd.	4,173,000	2,040,706
CSPC Pharmaceutical Group Ltd.	3,028,720	2,486,967
Guangzhou Kingmed Diagnostics Group Co., Ltd.	162,500	858,563
Hangzhou Tigermed Consulting Co., Ltd.	256,134	2,080,444
Man Wah Holdings Ltd.	4,972,200	3,628,941
ManpowerGroup Greater China Ltd.(c)	1,494,050	926,101
Shanghai Hanbell Precise Machinery Co., Ltd.	1,218,400	3,464,448
Shenzhen Mindray Bio-Medical Electronics Co.	61,200	2,569,777
Silergy Corporation	863,288	11,439,090
Suofeiya Home Collection Co., Ltd., CLASS A	1,407,486	3,317,439
TK Group Holdings Ltd.	10,499,117	2,031,518
Yum China Holdings Inc.	86,900	3,253,127
		48,794,347
Colombia — 1.24%
Parex Resources, Inc.	247,731	4,318,536

Greece — 1.32%
Sarantis SA	361,023	4,561,240

Hong Kong — 3.47%
Plover Bay Technologies Ltd.(c)	9,628,000	3,433,505
Techtronic Industries Co., Ltd.	621,000	8,581,742
		12,015,247
India — 12.76%
Ajanta Pharma Ltd.	51,046	1,353,183
	Shares	Fair Value
COMMON STOCKS — 96.78% (continued)
India — 12.76% (continued)
Bajaj Finance Ltd.	34,611	$2,869,558
Cera Sanitaryware Ltd.	27,711	2,383,065
City Union Bank Ltd.	1,267,053	2,433,467
Five-Star Business(a)	315,052	2,856,130
Gulf Oil Lubricants India Ltd.	301,117	3,706,095
HCL Technologies Ltd.	47,067	767,496
Home First Finance Co. India Ltd.(b)(c)	226,876	2,473,723
IndiaMart InterMesh Ltd.(b)(c)	169,870	5,364,565
Indigo Paints Ltd	165,285	2,721,220
Kotak Mahindra Bank Ltd.	194,666	3,781,433
LT Foods Ltd	883,592	2,273,208
Mankind Pharma Ltd.(a)	72,227	2,040,777
Metropolis Healthcare Ltd.(b)(c)	63,114	1,370,711
Motherson Sumi Wiring India Ltd.	5,253,786	4,338,457
SJS Enterprises Ltd.(a)	464,559	3,486,622
		44,219,710
Indonesia — 5.70%
Ace Hardware	45,268,800	2,598,904
Arwana Citramulia Tbk PT	41,025,200	1,639,999
Avia Avian Tbk PT	83,284,900	2,612,257
Bank BTPN Syariah Tbk PT	21,107,600	1,577,228
Metrodata Electronics Tbk	100,348,900	3,606,329
Selamat Sempurna Tbk PT	34,412,900	3,812,099
Ultrajaya Milk Industry & Trading Co.	34,286,900	3,922,118
		19,768,934
Malaysia — 0.97%
Mr DIY Group Berhad	10,263,100	3,356,345

Mexico — 6.45%
Arca Continental COM NPV	450,900	4,387,684
Bolsa Mexicana de Valores SAB	1,175,300	2,202,813
Grupo Financiero Banorte SAB de CV	272,700	2,705,537
Grupo Rotoplas SAB de CV	1,585,443	2,654,007
Regional SAB de CV	891,000	8,014,775
Vesta Real Estate Corporation – ADR	67,516	2,397,493
		22,362,309
Philippines — 3.57%
Century Pacific Food, Inc.	5,124,400	3,360,918
Concepcion Industrial Corporation	1,711,792	347,129
Philippine Seven Corporation(a)	791,050	1,184,546
Puregold Price Club, Inc.	5,186,800	2,127,135
Robinsons Land Corporation	7,570,300	2,039,742
Wilcon Depot, Inc.	11,517,700	3,328,354
		12,387,824
Poland — 4.32%
Auto Partner SA	426,942	2,837,422
Dino Polska SA(a)(b)(c)	49,589	4,751,223
Inter Cars SA	56,190	7,383,943
		14,972,588
Singapore — 1.77%
iFast Corporation	990,100	5,327,938
Riverstone Holdings Ltd.	1,413,900	810,353
		6,138,291

See accompanying notes to financial statements.

Grandeur Peak Emerging Markets Opportunities Fund	Schedule of Investments
April 30, 2024

	Shares	Fair Value
COMMON STOCKS — 96.78% (continued)
South Africa — 1.54%
Clicks Group Ltd.	235,207	$3,659,976
Italtile Ltd.	3,316,922	1,672,900
		5,332,876
South Korea — 7.69%
Coupang, Inc.(a)	138,362	3,113,144
Douzone Bizon Co., Ltd	66,787	2,858,966
Eo Technics Co., Ltd.	19,157	3,244,370
Hyundai Ezwel Co., Ltd.	478,474	1,994,525
Innox Advanced Materials	59,705	1,376,356
LEENO Industrial, Inc.	30,682	5,453,552
Ray Co Ltd/KR(a)	90,000	861,885
Segyung Hitech Co Ltd	344,750	2,377,202
SOLUM Co Ltd(a)	134,911	2,535,520
Tokai Carbon Korea Co., Ltd.	32,334	2,827,590
		26,643,110
Taiwan — 13.20%
91APP, Inc.	598,000	1,614,287
Acer E-Enabling Service Business, Inc.	325,000	2,585,354
Asia Vital Components Co., Ltd.	198,000	3,896,721
ASPEED Technology, Inc.	25,000	2,335,496
BizLink Holding, Inc.	511,202	3,593,081
FineTek Co. Ltd.	1,050,818	3,044,504
Gem Services, Inc.	610,000	1,268,763
M3 Technology, Inc.	715,000	3,251,032
Realtek Semiconductor Corporation	160,000	2,518,225
Sinbon Electronics Co., Ltd.	848,000	7,287,703
Sporton International, Inc.	1,139,805	8,675,786
Voltronic Power Technology Corporation	56,108	2,648,774
Wistron Information Technology and
Services Corporation	718,248	3,009,895
		45,729,621
Thailand — 0.71%
Humanica PCL	8,383,900	2,458,225

United States — 0.20%
Frontage Holdings Corporation(a)(b)(c)	4,598,082	719,910

Vietnam — 5.76%
Asia Commercial Bank JSC	3,183,100	3,376,554
FPT Corporation	2,192,052	10,680,610
Vietnam Technological & Commercial Joint Stock Bank(a)	2,731,569	5,022,782
Vincom Retail JSC(a)	1,000,000	885,276
		19,965,222
Total Common Stocks (Cost $283,547,838)		335,436,851

Total Investments — 96.78% (Cost $283,547,838)		335,436,851

Other Assets in Excess of Liabilities — 3.22%		11,144,518

NET ASSETS — 100.00%		$346,581,369
(a)	Non-income producing security.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2024, these securities had a total aggregate market value of $15,242,864, representing 4.40% of net assets.

(c)	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of April 30, 2024, the aggregate market value of these securities was $19,602,470, representing 5.66% of net assets.

Sector Composition (April 30, 2024)
Technology	24.8%
Consumer Discretionary	20.6%
Financials	14.9%
Industrials	12.1%
Consumer Staples	11.3%
Health Care	5.9%
Materials	2.6%
Communications	1.7%
Real Estate	1.5%
Energy	1.2%
Other Assets in Excess of Liabilities	3.2%
Total	100%

See accompanying notes to financial statements.

Grandeur Peak Emerging Markets Opportunities Fund	Schedule of Investments
April 30, 2024

Industry Composition (April 30, 2024)
Banks	7.8%
IT Services	6.9%
Food & Drug Stores	6.0%
Electronics Components	5.3%
Auto Parts	4.2%
Other Commercial Support Services	3.9%
Home Products Stores	3.6%
Online Marketplace	3.1%
Packaged Food	2.8%
Private Equity	2.7%
Specialty & Generic Pharma	2.6%
Specialty Chemicals	2.6%
Other Machinery & Equipment	2.5%
Semiconductor Mfg	2.4%
Semiconductor Devices	2.3%
Consumer Electronics	2.2%
Automotive Wholesalers	2.1%
Technology Distributors	2.1%
Furniture	2.0%
Application Software	1.9%
Health Care Services	1.8%
Internet Media & Services	1.7%
Specialty Apparel Stores	1.5%
Electrical Components	1.5%
Personal Care Products	1.3%
Non-Alcoholic Beverages	1.3%
Exploration & Production	1.3%
Consumer Elec & Applc Whslrs	1.0%
Flow Control Equipment	1.0%
Communications Equipment	1.0%
Professional Services	1.0%
Other Industries (each less than 1%)	13.4%
Other Assets in Excess of Liabilities	3.2%
Total	100%

See accompanying notes to financial statements.

Grandeur Peak Global Contrarian Fund	Schedule of Investments
April 30, 2024

	Shares	Fair Value
COMMON STOCKS — 99.25%
Australia — 5.90%
Atturra, Ltd.(a)	1,973,659	$1,069,715
Emeco Holdings Ltd.	4,287,041	1,989,203
Fiducian Group Ltd.	364,458	1,873,126
PeopleIN Ltd.	1,605,781	1,003,374
QANTM Intellectual Property Ltd.	2,271,389	2,423,722
		8,359,140
Belgium — 2.57%
Melexis NV	20,046	1,675,578
X-Fab Silicon Foundries SE(a)(b)(c)	285,040	1,972,102
		3,647,680
Brazil — 2.87%
Hypera SA	115,000	655,327
Pagseguro Digital Ltd., Class A(a)	78,475	977,014
Patria Investments Ltd.	129,543	1,735,876
Vinci Partners Invest Ltd.	65,000	702,000
		4,070,217

Canada — 3.43%
BioSyent, Inc.	113,187	707,033
Converge Technology Solutions Corporation	545,779	2,120,877
Gildan Activewear, Inc.	29,170	1,011,071
Winpak Ltd.	32,931	1,025,424
		4,864,405
China — 11.14%

Alibaba Group Holding Ltd.	164,600	1,541,153
Chaoju Eye Care Holdings Ltd.	6,026,500	2,947,117
China Yongda Automobiles Services Holdings Ltd.	11,140,500	3,018,837
CSPC Pharmaceutical Group Ltd.	1,872,300	1,537,398
Li Ning Company Ltd.	431,000	1,128,296
TK Group Holdings Ltd.	8,707,283	1,684,809
WH Group Ltd.	1,912,000	1,389,711
Xin Point Holdings Ltd.(c)	6,252,984	2,533,089
		15,780,410
Colombia — 1.41%
Parex Resources, Inc.	114,772	2,000,747

France — 2.61%
Antin Infrastructure Partners	76,295	974,518
Thermador Groupe	8,677	741,734
Virbac SA	5,347	1,976,494
		3,692,746
Germany — 1.46%
Elmos Semiconductor AG	24,984	2,070,652

Hong Kong — 3.52%
Plover Bay Technologies Ltd.(c)	13,996,539	4,991,398

India — 2.79%
City Union Bank Ltd.	900,496	1,729,468
Gulf Oil Lubricants India Ltd.	180,789	2,225,119
		3,954,587
	Shares	Fair Value
COMMON STOCKS — 99.25% (continued)
Indonesia — 1.84%
Ace Hardware Indonesia Tbk PT	20,871,600	$1,198,249
Bank BTPN Syariah Tbk PT	10,706,700	800,039
Selamat Sempurna Tbk PT	5,508,600	610,217
		2,608,505
Japan — 11.87%
BayCurrent Consulting, Inc.	181,100	3,855,179
Beenos, Inc.	290,000	3,880,584
Central Automotive Products Ltd.	48,900	1,790,023
Gakujo Co., Ltd.	45,000	496,642
gremz, Inc.	6,100	82,107
M&A Capital Partners Company Ltd.	26,300	355,069
Medikit Co., Ltd.	32,100	574,174
Rise Consulting Group Inc(a)	250,000	1,254,402
Seria Co., Ltd.	60,000	1,017,092
System Support, Inc.	90,100	1,067,177
ULS Group, Inc.	48,000	1,201,812
YAMADA Consulting Group Co., Ltd.	102,700	1,227,423
		16,801,684
Netherlands — 1.20%
Flow Traders Ltd.	82,608	1,700,557

Oman — 1.02%
Tethys Oil AB	438,366	1,448,416

Philippines — 0.61%
Concepcion Industrial Corporation	1,259,700	255,451
Pryce Corporation	6,013,600	608,748
		864,199
Poland — 1.74%
Auto Partner SA	222,656	1,479,754
Inter Cars SA	7,500	985,577
		2,465,331
Singapore — 4.26%
Riverstone Holdings Ltd.	10,534,575	6,037,713

Sweden — 1.92%
Fasadgruppen Group AB	182,140	1,130,813
Knowit AB	42,915	555,422
RVRC Holding AB	183,225	1,036,441
		2,722,676
Taiwan — 3.44%
Acer E-Enabling Service Business, Inc.	242,000	1,925,094
Allied Supreme Corporation	77,000	1,000,106
BizLink Holding, Inc.	94,324	662,974
M3 Technology, Inc.	81,000	368,299
Sporton International, Inc.	120,750	919,106
		4,875,579
United Kingdom — 12.20%
B&M European Value Retail SA	268,411	1,732,336
CVS Group plc	206,656	2,528,226
Foresight Group Holdings Ltd.	284,417	1,569,001
FRP Advisory Group PLC	1,501,096	2,228,010
Intermediate Capital Group PLC	40,049	1,043,909

See accompanying notes to financial statements.

Grandeur Peak Global Contrarian Fund	Schedule of Investments
April 30, 2024

	Shares	Fair Value
COMMON STOCKS — 99.25% (continued)
United Kingdom — 12.20% (continued)
Marlowe PLC(a)	240,074	$1,470,031
Petershill Partners PLC(b)(c)	2,612,611	6,702,372
		17,273,885
United States — 16.76%
Atmus Filtration Tech(a)	22,875	692,884
Bank of NT Butterfield & Son Ltd. (The)	81,306	2,764,403
Barrett Business Services, Inc.	14,825	1,801,237
Bowman Consulting Group Ltd.(a)	23,146	752,014
Dorman Products, Inc.(a)	7,575	662,434
Esquire Financial Holdings, Inc.	30,000	1,411,800
Evercore Partners, Inc., Class A	4,351	789,707
Five Below, Inc.(a)	14,325	2,096,321
Frontage Holdings Corporation(a)(b)(c)	4,749,000	743,539
GQG Partners, Inc.	776,388	1,146,252
Hackett Group, Inc. (The)	75,290	1,633,039
Healthcare Services Group, Inc.	90,601	962,183
Littelfuse, Inc.	5,485	1,265,060
P10, Inc.	200,493	1,423,500
Perella Weinberg Partners LP	185,700	2,770,643
Plumas Bancorp	32,350	1,137,426
Shoals Technologies Group, Inc., Class A(a)	81,850	691,633
Western Alliance Bancorp	17,255	980,602
		23,724,677
Vietnam — 4.69%
Asia Commercial Bank JSC	1,213,800	1,287,569
FPT Corporation	554,467	2,701,599
Vietnam Technological & Commercial Joint Stock Bank(a)	1,445,900	2,658,707
		6,647,875
Total Common Stocks (Cost $132,194,579)		140,603,079

Total Investments — 99.25% (Cost $132,194,579)		140,603,079

Other Assets in Excess of Liabilities — 0.75%		1,060,178

NET ASSETS — 100.00%		$141,663,257
(a)	Non-income producing security.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2024, these securities had a total aggregate market value of $12,450,483, representing 8.79% of net assets.

(c)	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of April 30, 2024, the aggregate market value of these securities was $16,942,500, representing 11.96% of net assets.
Sector Composition (April 30, 2024)
Financials	26.4%
Technology	19.2%
Industrials	16.0%
Consumer Discretionary	13.5%
Health Care	12.5%
Consumer Staples	4.4%
Materials	3.8%
Energy	2.9%
Utilities	0.5%
Other Assets in Excess of Liabilities	0.8%
Total	100%

Industry Composition (April 30, 2024)
Banks	9.0%
IT Services	10.2%
Private Equity	5.5%
Professional Services	5.5%
Investment Companies	4.7%
Health Care Supplies	4.7%
Health Care Services	3.9%
Online Marketplace	3.8%
Institutional Brokerage	3.7%
Communications Equipment	3.5%
Specialty & Generic Pharma	3.5%
Mass Merchants	3.4%
Semiconductor Devices	2.9%
Exploration & Production	2.4%
Other Commercial Support Services	2.4%
Automotive Retailers	2.1%
Automotive Wholesalers	2.0%
Auto Parts	1.9%
Investment Management	1.9%
Fabricated Metal & Hardware	1.8%
Specialty Chemicals	1.6%
Wealth Management	1.6%
Apparel, Footwear & Acc Design	1.4%
Industrial Wholesale & Rental	1.4%
Semiconductor Manufacturing	1.4%
Electrical Components	1.4%
Home Products Stores	1.4%
Rubber & Plastic	1.2%
Security Services	1.0%
Packaged Food	1.0%
Other Industries (each less than 1%)	7.0%
Other Assets in Excess of Liabilities	0.8%
Total	100%

See accompanying notes to financial statements.

Grandeur Peak Global Explorer Fund	Schedule of Investments
April 30, 2024

	Shares	Fair Value
COMMON STOCKS — 99.65%
Argentina — 0.71%
Globant SA(a)	470	$83,937

Australia — 2.59%
Atturra, Ltd.(a)	75,437	40,887
EQT Holdings Ltd.	1,825	35,854
Imdex Ltd.	16,571	22,221
Johns Lyng Group Ltd.	10,921	39,160
Kogan.com Ltd.	16,401	53,318
PeopleIN Ltd.	64,209	40,121
Pinnacle Investment Management Group	3,363	24,094
QANTM Intellectual Property Ltd.	48,896	52,176
		307,831
Belgium — 1.47%
Melexis NV	1,069	89,354
Warehouses De Pauw CVA	1,754	46,395
X-Fab Silicon Foundries SE(a)(b)(c)	5,735	39,679
		175,428
Brazil — 2.44%
Armac Locacao Logistica E Servicos SA	11,200	22,734
CI&T, Inc.(a)	1,479	5,827
Grupo Mateus SA	30,000	42,753
Hypera SA	4,200	23,934
Patria Investments Ltd.	6,011	80,547
Raia Drogasil SA	4,600	22,714
Track & Field Co. SA	20,600	44,155
Vinci Partners Invest Ltd.	2,236	24,149
XP, Inc., Class A	1,115	22,824
		289,637
Canada — 1.19%
Aritzia, Inc.(a)	1,334	34,533
Converge Technology Solutions Corporation	13,002	50,526
Docebo, Inc.(a)	905	40,453
Richelieu Hardware Ltd.	578	16,310
		141,822
China — 5.44%
Adicon Holdings Ltd.(a)	35,100	52,407
Aier Eye Hospital Group Co., Ltd.	6,700	11,900
Angelalign Technology, Inc.(b)(c)	2,500	25,044
ANTA Sports Products Ltd.	4,400	49,812
Beijing Huafeng Test & Control Technology Co., Ltd.	2,342	36,105
Centre Testing International Group Company Ltd.	20,000	34,601
Chaoju Eye Care Holdings Ltd.	53,100	25,968
China Yongda Automobiles Services Holdings Ltd.	23,400	6,341
CSPC Pharmaceutical Group Ltd.	18,000	14,780
Guangzhou Kingmed Diagnostics Group Co., Ltd.	3,600	19,020
Hangzhou Robam Appliances Co., Ltd.	8,831	28,768
	Shares	Fair Value
COMMON STOCKS — 99.65% (continued)
China — 5.44% (continued)
Hangzhou Tigermed Consulting Co., Ltd.	4,721	$38,347
Li Ning Company Ltd.	9,400	24,608
Man Wah Holdings Ltd.	56,900	41,528
Proya Cosmetics Co Ltd	1,300	19,614
Shanghai Hanbell Precise Machinery Co., Ltd.	11,500	32,700
Shenzhen Mindray Bio-Medical Electronics Co.	1,300	54,587
Silergy Corporation	7,000	92,754
Suofeiya Home Collection Co., Ltd., CLASS A	6,700	15,792
Yum China Holdings Inc.	600	22,461
		647,137
Colombia — 0.80%
Parex Resources, Inc.	5,440	94,832

Finland — 0.41%
Revenio Group Oyj	1,134	31,616
Vaisala Oyj	469	17,522
		49,138
France — 3.00%
Alten SA	361	42,435
Antin Infrastructure Partners	3,050	38,958
BioMerieux	220	23,393
Esker SA	92	17,102
Neurones SA	240	11,404
Planisware SAS(a)	982	21,474
Thermador Groupe	602	51,461
Virbac SA	312	115,329
Wavestone	624	35,501
		357,057
Germany — 3.33%
AIXTRON SE	957	22,242
Atoss Software AG	177	47,329
Dermapharm Holding SE	2,158	72,445
Elmos Semiconductor AG	673	55,778
Mensch und Maschine Software SE	783	46,305
Nagarro SE(a)	344	26,146
Nexus AG	1,446	79,506
QIAGEN N.V.	404	17,101
Stabilus SE	474	29,418
		396,270
Greece — 0.51%
Sarantis SA	4,776	60,341

Hong Kong — 0.90%
Plover Bay Technologies Ltd. (c)	106,861	38,108
Techtronic Industries Co., Ltd.	5,000	69,097
		107,205
India — 3.66%
Bajaj Finance Ltd.	544	45,102
Cera Sanitaryware Ltd.	125	10,750
City Union Bank Ltd.	12,110	23,258

See accompanying notes to financial statements.

Grandeur Peak Global Explorer Fund	Schedule of Investments
April 30, 2024

	Shares	Fair Value
COMMON STOCKS — 99.65% (continued)
India — 3.66% (continued)
Five-Star Business(a)	4,472	$40,541
Gulf Oil Lubricants India Ltd.	3,549	43,679
IndiaMart InterMesh Ltd.(b)(c)	1,421	44,876
Indigo Paints Ltd	2,231	36,731
Kotak Mahindra Bank Ltd.	1,182	22,961
Ksolves India Ltd	1,044	14,284
LT Foods Ltd	11,337	29,167
Marksans Pharma Ltd.	15,887	31,477
Motherson Sumi Wiring India Ltd.	25,701	21,223
SJS Enterprises Ltd.(a)	4,747	35,628
Yatharth Hospital(a)	6,663	35,489
		435,166
Indonesia — 1.58%
Ace Hardware Indonesia Tbk PT	481,700	27,655
Arwana Citramulia Tbk PT	677,300	27,075
Avia Avian Tbk PT	871,500	27,335
Bank BTPN Syariah Tbk PT	298,800	22,327
Metrodata Electronics Tbk	336,400	12,090
Selamat Sempurna Tbk PT	445,500	49,350
Ultrajaya Milk Industry & Trading Co.	188,000	21,506
		187,338
Ireland — 0.65%
ICON plc(a)	62	18,469
Keywords Studios plc	2,261	32,288
Uniphar PLC	9,638	26,440
		77,197
Israel — 0.56%
Monday.com Ltd.(a)	117	22,152
Wix.com Ltd.(a)	375	44,576
		66,728
Italy — 1.58%
DiaSorin SpA	264	26,670
Interpump Group SpA	1,357	59,125
Recordati Industria Chimica e Farmaceutica SpA	904	48,117
Sesa SpA	515	53,568
		187,480
Japan — 12.29%
Amvis Holdings, Inc.	2,700	36,837
AZOOM Co Ltd	300	10,282
BayCurrent Consulting, Inc.	4,900	104,308
Beenos, Inc.	5,373	71,898
Bengo4.com, Inc.(a)	1,100	20,083
Carenet, Inc. NPV	1,200	4,339
Central Automotive Products Ltd.	1,300	47,588
Charm Care Corporation KK	5,500	52,234
Comture Corporation	2,000	24,494
Cosmos Pharmaceutical Corporation	200	18,451
Creema Ltd.(a)	3,600	7,419
Cyber Security Cloud, Inc.(a)	2,800	47,401
eGuarantee, Inc.	2,400	26,231
eWeLL Co., Ltd.	1,800	15,559
F&M Co., Ltd.	2,700	37,207
	Shares	Fair Value
COMMON STOCKS — 99.65% (continued)
Japan — 12.29% (continued)
FP Partner, Inc.	1,000	$31,847
GENOVA, Inc.(a)	1,600	12,963
GMO Payment Gateway, Inc. NPV	400	18,297
Hennge KK(a)	6,400	41,453
Insource Co Ltd	5,600	27,210
Integral Corporation(a)	2,800	57,653
Japan Elevator Service Holdings Company Ltd.	1,600	24,866
JMDC, Inc.	1,800	36,412
M&A Research Institute, Inc.(a)	600	18,962
MarkLines Co., Ltd.	3,000	56,626
Medley Inc	900	20,630
MonotaRO Co., Ltd.	3,800	45,543
Oro Co., Ltd.	1,300	21,481
Plus Alpha Consulting	1,300	16,537
Prestige International, Inc.	5,300	22,634
Rise Consulting Group Inc(a)	5,400	27,095
Seria Co., Ltd.	3,000	50,855
Sun*, Inc.	12,000	70,270
Synchro Food Co., Ltd.	7,400	25,792
System Support, Inc.	3,000	35,533
Syuppin Company, Ltd.	6,100	44,666
Tokyo Seimitsu Company Ltd.	300	19,522
ULS Group, Inc.	3,500	87,632
User Local, Inc.	1,300	17,179
Visional, Inc.	1,300	59,318
WDB coco Co., Ltd.	700	19,960
Yakuodo Holdings Co., Ltd.	1,500	27,250
		1,462,517
Luxembourg — 0.47%
Eurofins Scientific S.E.	537	32,921
Sword Group	615	23,514
		56,435
Mexico — 0.93%
BBB Foods Inc(a)	880	20,196
Bolsa Mexicana de Valores SAB	10,300	19,305
Regional SAB de CV	5,750	51,723
Vesta Real Estate Corporation - ADR	550	19,531
		110,755
Netherlands — 0.70%
Alfen Beheer BV(a)(b)(c)	473	20,390
ASM International NV	40	25,168
CVC Capital Partners PLC(a)	867	15,733
Redcare Pharmacy NV	162	21,917
		83,208
Norway — 0.62%
Bouvet ASA	7,352	40,374
SmartCraft ASA(a)	13,607	33,074
		73,448
Philippines — 0.79%
Century Pacific Food, Inc.	56,600	37,122
Philippine Seven Corporation(a)	16,120	24,138
Puregold Price Club, Inc.	35,797	14,681

See accompanying notes to financial statements.

Grandeur Peak Global Explorer Fund	Schedule of Investments
April 30, 2024

	Shares	Fair Value
COMMON STOCKS — 99.65% (continued)
Philippines — 0.79% (continued)
Wilcon Depot, Inc.	63,033	$18,215
		94,156
Poland — 1.22%
Auto Partner SA	5,436	36,127
Dino Polska SA(a)(b)(c)	537	51,451
Inter Cars SA	441	57,952
		145,530
Singapore — 0.56%
iFast Corporation	5,800	31,211
Riverstone Holdings Ltd.	61,445	35,216
		66,427
South Africa — 0.16%
Italtile Ltd.	37,806	19,068

South Korea — 1.39%
Coupang, Inc.(a)	1,868	42,030
Douzone Bizon Co., Ltd	460	19,691
Eo Technics Co., Ltd.	100	16,936
LEENO Industrial, Inc.	197	35,016
MegaStudyEdu Co., Ltd.	484	21,075
SOLUM Co Ltd(a)	878	16,501
Tokai Carbon Korea Co., Ltd.	162	14,167
		165,416
Sweden — 3.46%
AddTech AB	1,154	23,993
Beijer Alma AB	1,700	32,174
EQT A.B.	1,172	31,622
Knowit AB	4,632	59,949
Nibe Industrier A.B.	4,733	21,841
OX2 AB(a)	6,219	22,436
Sagax AB	1,056	26,447
Sdiptech AB	2,773	70,662
Swedencare AB	4,836	24,840
Swedish Logistic(a)	8,383	25,332
Teqnion AB	865	15,733
Vimian Group AB(a)	9,509	26,146
Vitec Software Group	628	30,042
		411,217
Taiwan — 3.36%
Acer E-Enabling Service Business, Inc.	5,000	39,775
BizLink Holding, Inc.	5,283	37,133
FineTek Co. Ltd.	14,392	41,698
Fuzetec Technology Co., Ltd.	11,000	21,465
M3 Technology, Inc.	4,000	18,188
Sinbon Electronics Co., Ltd.	7,000	60,158
Sporton International, Inc.	17,700	134,725
Voltronic Power Technology Corporation	1,000	47,208
		400,350
Thailand — 0.36%
Humanica PCL	144,600	42,398

United Kingdom — 12.31%
AB Dynamics PLC	3,146	71,158
	Shares	Fair Value
COMMON STOCKS — 99.65% (continued)
United Kingdom — 12.31% (continued)
Advanced Medical Solutions Group plc	8,141	$19,268
B&M European Value Retail SA	18,590	119,981
CVS Group plc	5,238	64,082
Darktrace plc(a)	14,598	108,979
Diploma plc	1,114	50,357
dotdigital group plc	16,041	18,743
Elixirr International PLC	7,350	52,355
Endava plc, ADR - ADR(a)	1,467	42,543
Foresight Group Holdings Ltd.	12,304	67,876
Franchise Brands PLC	14,726	36,528
FRP Advisory Group PLC	34,379	51,027
GlobalData PLC	9,303	24,646
Halma PLC	1,080	29,602
Impax Asset Management Group plc	15,905	88,081
Intermediate Capital Group PLC	923	24,059
JTC plc(b)(c)	11,287	120,636
Marlowe PLC(a)	6,966	42,654
Pensionbee Group PLC(a)	13,468	25,808
Petershill Partners PLC(b)(c)	20,037	51,403
Pets at Home Group PLC	14,481	52,877
Safestore Holdings plc	2,596	25,022
SDI Group PLC(a)	15,401	10,489
Softcat PLC	3,753	73,464
Tatton Asset Mgmt	3,818	27,005
Volution Group PLC	20,375	109,839
YouGov plc	5,124	55,707
		1,464,189
United States — 28.32%
Align Technology, Inc.(a)	120	33,886
Apollo Global Management, Inc.	271	29,371
Ares Management Corporation, CLASS A	587	78,124
Ashtead Group PLC	729	52,938
Atmus Filtration Tech(a)	1,117	33,834
AtriCure, Inc.(a)	1,661	40,063
Barrett Business Services, Inc.	465	56,497
BILL Holdings, Inc.(a)	403	25,131
Blue Owl Capital, Inc.	2,575	48,642
Bowman Consulting Group Ltd.(a)	1,197	38,891
Burlington Stores, Inc.(a)	240	43,185
Cactus, Inc., Class A	374	18,565
Charles River Laboratories International, Inc.(a)	119	27,251
Clearwater Analytics Holdings, Inc., CLASS A(a)	1,465	23,118
Cloudflare, Inc., Class A(a)	231	20,189
Crowdstrike Holdings, Inc., Class A(a)	175	51,195
Datadog, Inc., Class A(a)	211	26,481
DexCom, Inc.(a)	208	26,497
DigitalOcean Holdings, Inc.(a)	1,665	54,712
Dollar General Corporation	166	23,106
Dorman Products, Inc.(a)	543	47,485
Elastic N.V.(a)	931	95,168
Esquire Financial Holdings, Inc.	896	42,166

See accompanying notes to financial statements.

Grandeur Peak Global Explorer Fund	Schedule of Investments
April 30, 2024

	Shares	Fair Value
COMMON STOCKS — 99.65% (continued)
United States — 28.32% (continued)
Etsy, Inc.(a)	717	$49,236
Evercore Partners, Inc., Class A	144	26,136
Fastenal Company	371	25,206
Five Below, Inc.(a)	483	70,682
Freshpet, Inc.(a)	227	24,078
Gitlab, Inc.(a)	378	19,834
Global Industrials, Co.	678	26,110
Goosehead Insurance, Inc., CLASS A(a)	728	41,430
GQG Partners, Inc.	64,344	94,997
Hackett Group, Inc. (The)	2,553	55,374
HealthEquity, Inc.(a)	800	63,128
Herc Holdings, Inc.	197	28,177
HOULIHAN LOKEY, INC.	549	69,992
HubSpot, Inc.(a)	47	28,429
Insperity, Inc.	478	49,201
Insulet Corporation(a)	241	41,438
JFrog Ltd.(a)	2,282	91,006
Joint Corporation (The)(a)	2,745	32,775
Littelfuse, Inc.	327	75,419
Lululemon Athletica, Inc.(a)	54	19,472
MarketAxess Holdings, Inc.	225	45,020
Marvell Technology, Inc.	345	22,739
MaxCyte, Inc.(a)	3,649	13,246
Medpace Holdings, Inc.(a)	61	23,689
Monolithic Power Systems, Inc.	71	47,522
MSCI, Inc.	50	23,290
Napco Security Technologies, Inc.	623	25,356
Neogen Corporation(a)	1,391	17,151
NV5 Global, Inc.(a)	572	53,333
Ollie’s Bargain Outlet Holdings, Inc.(a)	1,226	89,669
P10, Inc.	9,190	65,249
PACS Group Inc(a)	1,175	29,340
PagerDuty, Inc.(a)	2,814	56,167
Paylocity Holding Corporation(a)	193	29,946
Perella Weinberg Partners LP	6,104	91,072
PJT Partners, Inc., Class A	956	90,332
Pool Corporation	66	23,927
Qualys, Inc.(a)	511	83,757
Rexford Industrial Realty, Inc.	781	33,434
Robert Half, Inc.	340	23,508
Ross Stores, Inc.	254	32,906
Savers Value Village Inc(a)	1,838	30,364
Shoals Technologies Group, Inc., Class A(a)	3,793	32,051
Silicon Laboratories, Inc.(a)	268	32,559
SiTime Corporation(a)	148	13,190
Skechers U.S.A., Inc., Class A(a)	888	58,652
Smartsheet, Inc., Class A(a)	1,291	48,839
Squarespace, Inc.(a)	664	23,147
Terreno Realty Corporation	526	28,588
Texas Roadhouse, Inc.	305	49,038
Thermon Group Holdings, Inc.(a)	786	25,097
TPG, Inc.	1,346	58,013
Tradeweb Markets, Inc., CLASS A	322	32,751
	Shares	Fair Value
COMMON STOCKS — 99.65% (continued)
United States — 28.32% (continued)
TriMas Corporation	742	$19,285
UL Solutions Inc(a)	479	16,813
United Rentals, Inc.	56	37,406
WW Grainger, Inc.	30	27,641
YETI Holdings, Inc.(a)	660	23,575
Zscaler, Inc.(a)	129	22,309
		3,368,586
Vietnam — 1.89%
FPT Corporation	27,600	134,479
Vietnam Technological & Commercial Joint Stock Bank(a)	49,000	90,101
		224,580
Total Common Stocks (Cost $12,109,442)		11,852,824

Total Investments — 99.65% (Cost $12,109,442)		11,852,824

Other Assets in Excess of Liabilities — 0.35%		41,399

NET ASSETS — 100.00%		$11,894,223
(a)	Non-income producing security.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2024, these securities had a total aggregate market value of $353,479, representing 2.97% of net assets.

(c)	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of April 30, 2024, the aggregate market value of these securities was $408,442, representing 3.43% of net assets.

Sector Composition (April 30, 2024)
Technology	28.3%
Industrials	17.9%
Financials	16.4%
Consumer Discretionary	13.5%
Health Care	10.6%
Consumer Staples	6.3%
Communications	2.1%
Real Estate	1.7%
Energy	1.5%
Materials	1.3%
Other Assets in Excess of Liabilities	0.4%
Total	100%

See accompanying notes to financial statements.

Grandeur Peak Global Explorer Fund	Schedule of Investments
April 30, 2024

Industry Composition (April 30, 2024)
IT Services	8.5%
Application Software	8.3%
Investment Management	4.8%
Professional Services	4.0%
Other Commercial Support Services	3.1%
Mass Merchants	3.0%
Private Equity	2.9%
Institutional Brokerage	2.8%
Infrastructure Software	2.7%
Specialty & Generic Pharma	2.6%
Semiconductor Devices	2.4%
Online Marketplace	2.3%
Health Care Services	2.3%
Auto Parts	2.2%
Banks	2.1%
Industrial Wholesale & Rental	2.0%
Food & Drug Stores	1.9%
Specialty Apparel Stores	1.7%
Health Care Facilities	1.7%
Electrical Components	1.7%
Medical Equipment	1.6%
Wealth Management	1.4%
Home Products Stores	1.2%
Internet Media & Services	1.2%
Comml & Res Bldg Equipment & Sys	1.1%
Engineering Services	1.1%
Other Spec Retail - Discr	1.1%
Electronics Components	1.1%
Semiconductor Mfg	1.0%
Technology Distributors	1.0%
Other Industries (each less than 1%)	24.8%
Other Assets in Excess of Liabilities	0.4%
Total	100%

See accompanying notes to financial statements.

Grandeur Peak Global Micro Cap Fund	Schedule of Investments
April 30, 2024

	Shares	Fair Value
COMMON STOCKS — 99.12%
Australia — 8.60%
Atturra, Ltd.(a)	765,242	$414,758
EQT Holdings Ltd.	12,238	240,432
Fiducian Group Ltd.	208,133	1,069,695
Imdex Ltd.	178,344	239,156
Kogan.com Ltd.	329,412	1,070,891
Megaport Ltd.(a)	33,940	290,590
PeopleIN Ltd.	301,641	188,481
Silk Logistics Holdings Ltd.	294,436	297,526
		3,811,529
Belgium — 0.53%
X-Fab Silicon Foundries SE(a)(b)(c)	34,079	235,782

Brazil — 0.68%
Track & Field Co. SA	64,700	138,680
Vinci Partners Invest Ltd.	15,260	164,808
		303,488
Canada — 0.68%
BioSyent, Inc.	48,100	300,461

China — 1.14%
Chaoju Eye Care Holdings Ltd.	452,000	221,040
TK Group Holdings Ltd.	1,462,600	283,004
		504,044
Finland — 0.40%
Revenio Group Oyj	6,394	178,264

France — 2.86%
Esker SA	991	184,221
Neurones SA	8,295	394,160
Thermador Groupe	4,607	393,819
Wavestone	5,180	294,705
		1,266,905
Germany — 1.52%
Mensch und Maschine Software SE	5,555	328,509
Nexus AG	6,251	343,699
		672,208
Greece — 1.90%
Kri-Kri Milk Industry SA	28,265	322,839
Sarantis SA	40,988	517,851
		840,690
Hong Kong — 1.11%
Plover Bay Technologies Ltd.(c)	1,383,600	493,415

India — 8.84%
Cera Sanitaryware Ltd.	3,412	293,422
Gulf Oil Lubricants India Ltd.	98,696	1,214,733
Indigo Paints Ltd	24,458	402,672
Ksolves India Ltd	16,000	218,915
Marksans Pharma Ltd.	94,500	187,236
Metropolis Healthcare Ltd.(b)(c)	11,642	252,841
SJS Enterprises Ltd.(a)	46,977	352,573
	Shares	Fair Value
COMMON STOCKS — 99.12% (continued)
India — 8.84% (continued)
Vaibhav Global Ltd.	51,651	$255,936
Yatharth Hospital(a)	139,000	740,345
		3,918,673
Indonesia — 1.27%
Ace Hardware Indonesia Tbk PT	3,026,500	173,753
Arwana Citramulia Tbk PT	3,364,400	134,493
Selamat Sempurna Tbk PT	2,309,700	255,858
		564,104
Ireland — 0.56%
Uniphar PLC	90,411	248,032

Japan — 23.99%
Beenos, Inc.	80,900	1,082,550
Bengo4.com, Inc.(a)	7,300	133,275
Carenet, Inc. NPV	24,500	88,588
Central Automotive Products Ltd.	12,400	453,912
Charm Care Corporation KK	73,700	699,945
Creema Ltd.(a)	49,200	101,387
CrowdWorks, Inc.(a)	29,000	246,739
Cyber Security Cloud, Inc.(a)	21,800	369,050
eGuarantee, Inc.	26,000	284,172
eWeLL Co., Ltd.	15,000	129,655
F&M Co., Ltd.	16,300	224,622
FP Partner, Inc.	6,700	213,374
GENOVA, Inc.(a)	19,100	154,751
Hennge KK(a)	45,800	296,650
Insource Co Ltd	28,000	136,049
Integral Corporation(a)	13,400	275,912
M&A Capital Partners Company Ltd.	4,500	60,753
MarkLines Co., Ltd.	23,000	434,130
Oro Co., Ltd.	46,500	768,352
Plus Alpha Consulting	11,900	151,373
Prestige International, Inc.	50,000	213,532
Rise Consulting Group Inc(a)	44,000	220,775
Sun*, Inc.	142,100	832,123
Synchro Food Co., Ltd.	53,100	185,072
System Support, Inc.	44,200	523,521
Syuppin Company, Ltd.	70,800	518,419
ULS Group, Inc.	31,100	778,675
User Local, Inc.	9,000	118,935
WDB coco Co., Ltd.	5,000	142,571
Yakuodo Holdings Co., Ltd.	31,200	566,803
YMIRLINK, Inc.	26,600	219,168
		10,624,833
Luxembourg — 0.65%
Sword Group	7,482	286,072

Norway — 1.39%
Bouvet ASA	38,828	213,225
SmartCraft ASA(a)	166,002	403,498
		616,723

See accompanying notes to financial statements.

Grandeur Peak Global Micro Cap Fund	Schedule of Investments
April 30, 2024

	Shares	Fair Value
COMMON STOCKS — 99.12% (continued)
Oman — 0.49%
Tethys Oil AB	65,711	$217,117

Philippines — 0.81%
Pryce Corporation	3,545,900	358,946

Poland — 1.79%
Auto Partner SA	77,576	515,564
Shoper Spolka Akcyjna	30,600	282,914
		798,478
Singapore — 1.19%
Riverstone Holdings Ltd.	923,725	529,417

South Korea — 0.82%
Douzone Bizon Co., Ltd	3,867	165,536
MegaStudyEdu Co., Ltd.	4,572	199,081
		364,617
Sweden — 5.77%
ADDvise Group AB(a)	538,100	386,741
BoneSupport Holding AB(a)	8,518	173,107
Knowit AB	11,482	148,604
RVRC Holding AB	35,938	203,289
Sdiptech AB	14,961	381,238
Swedencare AB	194,644	999,780
Teqnion AB	8,129	147,854
Vitec Software Group	2,401	114,859
		2,555,472
Taiwan — 4.07%
Acer E-Enabling Service Business, Inc.	41,000	326,153
FineTek Co. Ltd.	80,204	232,373
Gem Services, Inc.	107,000	222,554
M3 Technology, Inc.	53,000	240,986
Sporton International, Inc.	76,699	583,804
Wistron Information Technology and Services Corporation	47,477	198,957
		1,804,827
Thailand — 0.85%
Humanica PCL	1,280,000	375,306

United Kingdom — 13.91%
AB Dynamics PLC	19,430	439,477
Advanced Medical Solutions Group plc	88,727	210,001
CVS Group plc	59,938	733,280
EKF Diagnostics Holdings PLC	400,873	144,273
Elixirr International PLC	93,105	663,183
Foresight Group Holdings Ltd.	65,739	362,653
Franchise Brands PLC	162,415	402,876
FRP Advisory Group PLC	325,991	483,854
Impax Asset Management Group plc	75,916	420,420
JTC plc(b)(c)	38,251	408,834
Marlowe PLC(a)	36,611	224,178
Pensionbee Group PLC(a)	175,555	336,409
SDI Group PLC(a)	225,400	153,510
Victorian Plumbing Group PLC	201,264	193,010
	Shares	Fair Value
COMMON STOCKS — 99.12% (continued)
United Kingdom — 13.91%
Volution Group PLC	136,926	$738,152
XPS Pensions Group PLC	73,829	245,458
		6,159,568
United States — 13.30%
Barrett Business Services, Inc.	7,561	918,662
Bowman Consulting Group Ltd.(a)	21,236	689,958
Esquire Financial Holdings, Inc.	7,091	333,702
Figs, Inc.(a)	73,388	375,013
Global Industrials, Co.	5,242	201,869
Hackett Group, Inc. (The)	33,010	715,987
Joint Corporation (The)(a)	17,690	211,219
Lovesac Company (The)(a)	10,945	242,760
Pennant Group, Inc. (The)(a)	58,150	1,215,916
Perella Weinberg Partners LP	35,540	530,257
Plumas Bancorp	6,666	234,377
Treace Medical Concepts, Inc.(a)	21,204	219,885
		5,889,605
Total Common Stocks (Cost $39,081,242)		43,918,576

Total Investments — 99.12%
(Cost $39,081,242)		43,918,576

Other Assets in Excess of Liabilities — 0.88%		388,095

NET ASSETS — 100.00%		$44,306,671
(a)	Non-income producing security.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2024, these securities had a total aggregate market value of $897,457, representing 2.03% of net assets.

(c)	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of April 30, 2024, the aggregate market value of these securities was $1,390,872, representing 3.14% of net assets.

Sector Composition (April 30, 2024)
Technology	23.4%
Consumer Discretionary	18.8%
Industrials	17.1%
Health Care	15.5%
Financials	12.1%
Materials	4.2%
Communications	3.5%
Consumer Staples	3.2%
Utilities	0.8%
Energy	0.5%
Other Assets in Excess of Liabilities	0.9%
Total	100%

See accompanying notes to financial statements.

Grandeur Peak Global Micro Cap Fund	Schedule of Investments
April 30, 2024

Industry Composition (April 30, 2024)
It Services	9.7%
Professional Services	8.5%
Application Software	7.4%
Health Care Services	6.0%
Online Marketplace	5.1%
Health Care Facilities	3.7%
Specialty Chemicals	3.7%
Auto Parts	3.5%
Private Equity	3.4%
Internet Media & Services	3.1%
Infrastructure Software	2.4%
Investment Management	2.3%
Other Spec Retail - Discr	2.3%
Other Commercial Support Services	2.2%
Health Care Supplies	2.2%
Home Products Stores	2.1%
Wealth Management	2.0%
Comml & Res Bldg Equipment & Sys	1.7%
Apparel, Footwear & Acc Design	1.6%
Specialty Online Retailers	1.6%
Engineering Services	1.6%
Specialty & Generic Pharma	1.5%
Banks	1.3%
Food & Drug Stores	1.3%
Life Science & Diagnostics	1.2%
Specialty Technology Hardware	1.2%
Institutional Brokerage	1.2%
Personal Care Products	1.2%
Communications Equipment	1.1%
Automotive Wholesalers	1.0%
Other Industries (each less than 1%)	12.0%
Other Assets in Excess of Liabilities	0.9%
Total	100%

See accompanying notes to financial statements.

Grandeur Peak Global Opportunities Fund	Schedule of Investments
April 30, 2024

	Shares	Fair Value
COMMON STOCKS — 97.41%
Argentina — 0.86%
Globant SA(a)	27,349	$4,884,258

Australia — 0.17%
Fiducian Group Ltd.	182,850	939,754

Belgium — 2.84%
Melexis NV	102,099	8,534,116
Warehouses De Pauw CVA	112,903	2,986,385
X-Fab Silicon Foundries SE(a)(b)(c)	666,184	4,609,116
		16,129,617
Brazil — 1.35%
Grupo Mateus SA	1,989,800	2,835,674
Patria Investments Ltd.	238,699	3,198,566
Vinci Partners Invest Ltd.	149,641	1,616,123
		7,650,363
Canada — 1.32%
Aritzia, Inc.(a)	136,100	3,523,228
Foran Mining Corp(a)	501,000	1,535,660
Richelieu Hardware Ltd.	85,565	2,414,527
		7,473,415
China — 3.06%
Man Wah Holdings Ltd.	5,885,100	4,295,218
Shanghai Hanbell Precise Machinery Co., Ltd.	991,100	2,818,134
Silergy Corporation	553,008	7,327,691
Yum China Holdings Inc	76,700	2,871,286
		17,312,329
Colombia — 0.56%
Parex Resources, Inc.	183,302	3,195,386

France — 5.75%
Alten SA	32,372	3,805,305
Antin Infrastructure Partners	122,243	1,561,412
BioMerieux	5,880	625,222
Neurones SA	81,840	3,888,855
Thermador Groupe	62,807	5,368,917
Virbac SA	38,358	14,178,858
Wavestone	55,799	3,174,563
		32,603,132
Germany — 3.41%
Dermapharm Holding SE	144,111	4,837,864
Elmos Semiconductor AG	42,981	3,562,228
Nexus AG	72,250	3,972,533
QIAGEN N.V.	94,857	4,015,296
Stabilus SE	47,567	2,952,162
		19,340,083
Hong Kong — 0.86%
Techtronic Industries Co., Ltd.	353,300	4,882,334

India — 2.40%
Cera Sanitaryware Ltd.	4,663	401,004
Five-Star Business(a)	328,296	2,976,194
Gulf Oil Lubricants India Ltd.	186,873	2,300,000
	Shares	Fair Value
COMMON STOCKS — 97.41% (continued)
India — 2.40% (continued)
IndiaMart InterMesh Ltd.	89,038	$2,811,857
Indigo Paints Ltd.	179,351	2,952,800
SJS Enterprises Ltd.(a)	286,718	2,151,885
		13,593,740
Indonesia — 1.60%
Ace Hardware Indonesia Tbk PT	40,664,000	2,334,542
Arwana Citramulia Tbk PT	46,609,800	1,863,245
Selamat Sempurna Tbk PT	25,174,200	2,788,679
Ultrajaya Milk Industry & Trading Co.	18,240,200	2,086,517
		9,072,983
Ireland — 0.43%
Keywords Studios plc	171,282	2,445,944

Italy — 2.44%
DiaSorin SpA	12,423	1,254,999
Interpump Group SpA	99,817	4,349,079
Recordati Industria Chimica e Farmaceutica SpA	82,594	4,396,191
Sesa SpA	36,798	3,827,573
		13,827,842
Japan — 12.98%
Amvis Holdings, Inc.	185,400	2,529,456
BayCurrent Consulting, Inc.	444,500	9,462,325
Carenet, Inc. NPV	334,100	1,208,048
Charm Care Corporation KK	171,900	1,632,572
Comture Corporation	162,900	1,995,019
Create SD Holdings Co., Ltd.	129,300	2,794,394
CrowdWorks, Inc.(a)	246,200	2,094,725
F&M Co., Ltd.	120,900	1,666,067
FP Partner, Inc.	75,700	2,410,812
Funai Soken Holdings, Inc.	110,800	1,676,344
Hennge KK(a)	362,800	2,349,886
Insource Co Ltd	560,300	2,722,445
Integral Corporation(a)	247,600	5,098,190
Kitz Corporation	344,900	2,935,761
M&A Capital Partners Company Ltd.	105,100	1,418,927
MarkLines Co., Ltd.	247,400	4,669,735
Medley Inc	122,700	2,812,583
MonotaRO Co., Ltd.	209,400	2,509,682
Prestige International, Inc.	641,900	2,741,326
Seria Co., Ltd.	171,800	2,912,273
Strike Co., Ltd.	90,000	2,516,391
Sun*, Inc.	381,500	2,234,026
Synchro Food Co., Ltd.	482,000	1,679,939
Trancom Co., Ltd.	36,770	1,337,062
ULS Group, Inc.	55,300	1,384,588
User Local, Inc.	113,700	1,502,543
Visional, Inc.	68,700	3,134,722
Yakuodo Holdings Co., Ltd.	116,400	2,114,610
		73,544,451
Luxembourg — 1.02%
Eurofins Scientific S.E.	68,597	4,205,263

See accompanying notes to financial statements.

Grandeur Peak Global Opportunities Fund	Schedule of Investments
April 30, 2024

	Shares	Fair Value
COMMON STOCKS —97.41% (continued)
Luxembourg — 1.02% (continued)
Sword Group	41,691	$1,594,042
		5,799,305
Mexico — 2.09%
Grupo Financiero Banorte SAB de CV	349,100	3,463,523
Regional SAB de CV	656,927	5,909,229
Vesta Real Estate Corporation - ADR	69,644	2,473,058
		11,845,810
Netherlands — 0.57%
CVC Capital Partners PLC(a)	40,974	743,550
Redcare Pharmacy NV	18,200	2,462,320
		3,205,870
Norway — 0.85%
Bouvet ASA	230,309	1,264,749
SmartCraft ASA(a)	1,457,082	3,541,698
		4,806,447
Philippines — 0.92%
Century Pacific Food, Inc.	2,929,900	1,921,620
Concepcion Industrial Corporation	1,020,252	206,894
Puregold Price Club, Inc.	3,770,700	1,546,385
Wilcon Depot, Inc.	5,330,600	1,540,423
		5,215,322
Poland — 1.42%
Dino Polska SA(a)(b)(c)	59,555	5,706,086
Inter Cars SA	17,951	2,358,946
		8,065,032
Singapore — 0.75%
Riverstone Holdings Ltd.	7,413,900	4,249,151

South Africa — 0.15%
Italtile Ltd.	1,640,724	827,504

South Korea — 1.89%
Eo Technics Co., Ltd.	25,905	4,387,190
LEENO Industrial, Inc.	25,220	4,482,713
SOLUM Co Ltd(a)	96,566	1,814,864
		10,684,767
Sweden — 3.85%
AddTech AB	88,745	1,845,110
Beijer Alma AB	154,661	2,927,111
Knowit AB	187,743	2,429,838
RVRC Holding AB	405,970	2,296,433
Sdiptech AB	268,662	6,846,077
Swedencare AB	611,771	3,142,333
Vimian Group AB(a)	841,665	2,314,272
		21,801,174
Taiwan — 1.88%
Fuzetec Technology Co., Ltd.	278,482	543,413
M3 Technology, Inc.	640,000	2,910,015
Sporton International, Inc.	949,151	7,224,596
		10,678,024
United Kingdom — 16.63%
B&M European Value Retail SA	3,223,378	20,803,818
CVS Group plc	724,145	8,859,177
	Shares	Fair Value
COMMON STOCKS — 97.41% (continued)
United Kingdom — 16.63% (continued)
Darktrace plc(a)	698,450	$5,214,204
Diploma plc	96,706	4,371,486
Elixirr International PLC	108,470	772,627
Endava plc, ADR - ADR(a)	172,255	4,995,395
Foresight Group Holdings Ltd.	656,670	3,622,553
FRP Advisory Group PLC	1,207,973	1,792,941
GlobalData PLC	1,283,784	3,401,050
Halma PLC	70,254	1,925,580
Impax Asset Management Group plc	609,471	3,375,231
JTC plc(b)(c)	602,443	6,439,019
Marlowe PLC(a)	748,142	4,581,052
On The Beach Group PLC(a)(b)(c)	104,520	188,604
Petershill Partners PLC	1,147,692	2,944,280
Pets at Home Group PLC	1,035,102	3,779,623
Softcat PLC	282,801	5,535,755
Victorian Plumbing Group PLC	1,039,569	996,934
Volution Group PLC	1,557,641	8,397,060
YouGov plc	207,296	2,253,696
		94,250,085
United States — 23.41%
4imprint Group PLC	32,932	2,545,439
Atmus Filtration Tech(a)	92,861	2,812,760
AtriCure, Inc.(a)	137,233	3,310,060
Burlington Stores, Inc.(a)	17,648	3,175,581
Charles River Laboratories International, Inc.(a)	15,330	3,510,570
Crowdstrike Holdings, Inc., Class A(a)	14,630	4,279,860
DigitalOcean Holdings, Inc.(a)	70,999	2,333,027
Dorman Products, Inc.(a)	33,937	2,967,791
Elastic N.V. (a)	20,635	2,109,310
Esquire Financial Holdings, Inc.	31,458	1,480,413
Etsy, Inc.(a)	45,391	3,117,000
Evercore Partners, Inc., Class A	24,873	4,514,450
Five Below, Inc.(a)	48,462	7,091,929
Frontage Holdings Corporation(a)(b)(c)	6,050,583	947,324
Global Industrials, Co.	82,454	3,175,304
GQG Partners, Inc.	2,094,198	3,091,855
Hackett Group, Inc. (The)	98,183	2,129,589
HealthEquity, Inc.(a)	35,698	2,816,929
Insperity, Inc.	24,549	2,526,829
Insulet Corporation(a)	12,197	2,097,152
JFrog Ltd. (a)	67,577	2,694,971
Littelfuse, Inc.	73,007	16,838,333
Medpace Holdings, Inc.(a)	6,537	2,538,644
Neogen Corporation(a)	165,920	2,045,794
NV5 Global, Inc.(a)	52,311	4,877,478
Ollie’s Bargain Outlet Holdings, Inc.(a)	73,118	5,347,851
P10, Inc.	530,771	3,768,474
PACS Group Inc(a)	86,613	2,162,727
PagerDuty, Inc.(a)	106,997	2,135,660
Pennant Group, Inc. (The)(a)	26,384	551,689
PJT Partners, Inc., Class A	67,383	6,367,019
Qualys, Inc.(a)	45,294	7,424,140

See accompanying notes to financial statements.

Grandeur Peak Global Opportunities Fund	Schedule of Investments
April 30, 2024

	Shares	Fair Value
COMMON STOCKS — 97.41% (continued)
United States — 23.41% (continued)
Shoals Technologies Group, Inc., Class A(a)	334,797	$2,829,035
Silicon Laboratories, Inc.(a)	16,034	1,947,970
SiTime Corporation(a)	18,514	1,649,968
Texas Roadhouse, Inc.	17,084	2,746,766
TriMas Corporation	115,252	2,995,399
UL Solutions Inc(a)	22,488	789,329
YETI Holdings, Inc.(a)	79,145	2,827,059
		132,571,477
Vietnam — 1.95%
Asia Commercial Bank JSC	3,107,100	3,295,935
Vietnam Technological & Commercial Joint Stock Bank(a)	4,204,304	7,730,832
		11,026,767

Total Common Stocks (Cost $473,144,434)		551,922,366

Total Investments — 97.41% (Cost $473,144,434)		551,922,366

Other Assets in Excess of Liabilities — 2.59%		14,659,949

NET ASSETS — 100.00%		$566,582,315

(a)	Non-income producing security.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2024, these securities had a total aggregate market value of $17,890,149, representing 3.16% of net assets.

(c)	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of April 30, 2024, the aggregate market value of these securities was $17,890,149, representing 3.16% of net assets.

Sector Composition (April 30, 2024)
Technology	24.3%
Industrials	18.3%
Financials	13.9%
Health Care	12.4%
Consumer Discretionary	11.7%
Consumer Staples	10.2%
Communications	2.9%
Materials	1.7%
Energy	1.1%
Real Estate	1.0%
Other Assets in Excess of Liabilities	2.6%
Total	100%
Industry Composition (April 30, 2024)
Mass Merchants	6.4%
IT Services	7.7%
Application Software	4.6%
Specialty & Generic Pharma	4.1%
Banks	3.9%
Electrical Components	3.6%
Health Care Services	3.3%
Semiconductor Devices	3.3%
Food & Drug Stores	3.1%
Private Equity	3.0%
Professional Services	2.9%
Infrastructure Software	2.4%
Institutional Brokerage	2.4%
Other Commercial Support Services	2.2%
Electronics Components	2.1%
Home Products Stores	2.1%
Flow Control Equipment	1.8%
Investment Management	1.8%
Engineering Services	1.5%
Comml & Res Bldg Equipment & Sys	1.5%
Specialty Technology Hardware	1.5%
Wealth Management	1.5%
Auto Parts	1.4%
Other Machinery & Equipment	1.4%
Other Spec Retail - Discr	1.2%
Internet Media & Services	1.2%
Specialty Apparel Stores	1.2%
Advertising & Marketing	1.2%
Health Care Facilities	1.1%
Health Care Supplies	1.1%
Life Science & Diagnostics	1.1%
Online Marketplace	1.1%
Restaurants	1.0%
Commercial Finance	1.0%
Other Industries (each less than 1%)	16.7%
Other Assets in Excess of Liabilities	2.6%
Total	100%

See accompanying notes to financial statements.

Grandeur Peak Global Reach Fund	Schedule of Investments
April 30, 2024

	Shares	Fair Value
COMMON STOCKS — 95.83%
Argentina — 0.67%
Globant SA(a)	7,856	$1,403,003

Australia — 1.91%
EQT Holdings Ltd.	26,829	527,091
Imdex Ltd.	383,427	514,169
Johns Lyng Group Ltd.	180,059	645,649
Kogan.com Ltd.	81,469	264,849
MA Financial Group Ltd	170,524	505,962
Netwealth Group Ltd.	34,999	440,484
PeopleIN Ltd.	563,706	352,232
Pinnacle Investment Management Group	102,200	732,194
		3,982,630
Belgium — 1.60%
Azelis Group N.V.	21,463	515,839
Melexis NV	12,468	1,042,159
Warehouses De Pauw CVA	31,610	836,112
X-Fab Silicon Foundries SE(a)(b)(c)	137,299	949,928
		3,344,038
Brazil — 2.21%
Grupo Mateus SA	527,387	751,582
Hypera SA	85,800	488,931
Locaweb Servicos de Internet SA(b)(c)	690,468	609,010
Patria Investments Ltd.	77,699	1,041,166
Raia Drogasil SA	87,400	431,563
Track & Field Co. SA	214,800	460,410
Vinci Partners Invest Ltd.	33,047	356,908
XP, Inc., Class A	23,213	475,170
		4,614,740
Canada — 1.17%
Aritzia, Inc.(a)	40,579	1,050,471
Docebo, Inc.(a)	11,900	531,924
Foran Mining Corp(a)	174,349	534,413
Richelieu Hardware Ltd.	11,094	313,057
		2,429,865
China — 5.10%
Adicon Holdings Ltd.(a)	665,500	993,646
Angelalign Technology, Inc.(b)(c)	42,200	422,743
ANTA Sports Products Ltd.	39,200	443,780
Beijing Huafeng Test & Control Technology Co., Ltd.	52,200	804,739
Centre Testing International Group Company Ltd.	354,700	613,650
Chaoju Eye Care Holdings Ltd.	840,000	410,783
CSPC Pharmaceutical Group Ltd.	353,220	290,039
Hangzhou Robam Appliances Co., Ltd.	108,800	354,431
Hangzhou Tigermed Consulting Co., Ltd.	39,700	322,462
Li Ning Company Ltd.	146,600	383,778
Man Wah Holdings Ltd.	612,900	447,322
ManpowerGroup Greater China Ltd.(c)	145,800	90,376
Proya Cosmetics Co Ltd.	27,000	407,368
	Shares	Fair Value
COMMON STOCKS — 95.83% (continued)
China — 5.10% (continued)
Shenzhen Mindray Bio-Medical Electronics Co.	20,800	$873,388
Silergy Corporation	140,700	1,864,359
Suofeiya Home Collection Co., Ltd., CLASS A	158,600	373,820
TK Group Holdings Ltd.	1,492,400	288,771
Yum China Holdings Inc.	32,900	1,231,621
		10,617,076
Colombia — 0.74%
Parex Resources, Inc.	88,357	1,540,271

Finland — 0.26%
Revenio Group Oyj	19,500	543,658

France — 3.32%
Alten SA	7,715	906,893
Antin Infrastructure Partners	94,558	1,207,791
BioMerieux	5,000	531,651
Esker SA	2,612	485,554
Neurones SA	9,978	474,132
Planisware SAS(a)	17,078	373,445
Thermador Groupe	4,977	425,448
Virbac SA	6,769	2,502,130
		6,907,044
Germany — 2.12%
AIXTRON SE	16,475	382,906
Atoss Software AG	1,418	379,169
Dermapharm Holding SE	23,363	784,305
Elmos Semiconductor AG	7,036	583,138
Mensch und Maschine Software SE	7,398	437,499
Nexus AG	15,717	864,170
QIAGEN N.V.	23,273	985,146
		4,416,333
Greece — 0.21%
Sarantis SA	34,652	437,801

Hong Kong — 1.22%
Plover Bay Technologies Ltd.(c)	4,118,000	1,468,547
Techtronic Industries Co., Ltd.	78,500	1,084,810
		2,553,357
India — 3.16%
Bajaj Finance Ltd.	4,263	353,440
Cera Sanitaryware Ltd.	4,267	366,950
City Union Bank Ltd.	201,547	387,086
Five-Star Business(a)	63,101	572,048
Gulf Oil Lubricants India Ltd.	82,305	1,012,995
Home First Finance Co. India Ltd.	39,980	435,918
IndiaMart InterMesh Ltd.(b)(c)	21,336	673,800
Indigo Paints Ltd	24,500	403,363
Ksolves India Ltd	30,684	419,824
LT Foods Ltd	191,586	492,891
Metropolis Healthcare Ltd.(b)(c)	16,141	350,551
Motherson Sumi Wiring India Ltd.	397,071	327,892

See accompanying notes to financial statements.

Grandeur Peak Global Reach Fund	Schedule of Investments
April 30, 2024

	Shares	Fair Value
COMMON STOCKS — 95.83% (continued)
India — 3.16% (continued)
SJS Enterprises Ltd.(a)	106,247	$797,408
		6,594,166
Indonesia — 1.93%
Ace Hardware Indonesia Tbk PT	27,507,600	1,579,226
Arwana Citramulia Tbk PT	11,519,400	460,493
Avia Avian Tbk PT	15,995,800	501,713
Bank BTPN Syariah Tbk PT	4,558,400	340,618
Selamat Sempurna Tbk PT	6,110,600	676,903
Ultrajaya Milk Industry & Trading Co.	4,006,000	458,251
		4,017,204

Ireland — 0.63%
ICON plc(a)	1,000	297,880
Keywords Studios plc	25,319	361,561
Uniphar PLC	239,197	656,208
		1,315,649

Israel — 0.52%
Monday.com Ltd.(a)	3,246	614,565
Wix.com Ltd.(a)	3,991	474,410
		1,088,975
Italy — 1.30%
DiaSorin SpA	4,483	452,883
Interpump Group SpA	9,386	408,953
Recordati Industria Chimica e Farmaceutica SpA	15,169	807,393
Sesa SpA	10,025	1,042,758
		2,711,987
Japan — 10.20%
Amvis Holdings, Inc.	33,000	450,227
Atrae, Inc.(a)	74,300	205,082
AZOOM Co Ltd	7,900	270,759
BayCurrent Consulting, Inc.	149,900	3,191,006
Beenos, Inc.	36,500	488,418
Carenet, Inc. NPV	61,100	220,927
Central Automotive Products Ltd.	23,800	871,218
Charm Care Corporation KK	30,000	284,917
Comture Corporation	67,800	830,339
Create SD Holdings Co., Ltd.	15,400	332,820
CrowdWorks, Inc.(a)	56,200	478,162
Cyber Security Cloud, Inc.(a)	39,100	661,920
eWeLL Co., Ltd.	33,000	285,241
F&M Co., Ltd.	33,400	460,270
FP Partner, Inc.	27,400	872,606
Funai Soken Holdings, Inc.	13,300	201,222
GMO Payment Gateway, Inc. NPV	6,800	311,046
gremz, Inc.	37,100	499,370
Hennge KK(a)	95,400	617,914
Insource Co Ltd	56,900	276,472
Integral Corporation(a)	50,800	1,045,994
JMDC, Inc.	34,400	695,877
M&A Capital Partners Company Ltd.	37,400	504,927
M&A Research Institute, Inc.(a)	7,400	233,861
MarkLines Co., Ltd.	46,400	875,812
Medley Inc	25,000	573,060
	Shares	Fair Value
COMMON STOCKS — 95.83% (continued)
Japan — 10.20% (continued)
MonotaRO Co., Ltd.	53,200	$637,608
Plus Alpha Consulting	29,200	371,435
Prestige International, Inc.	135,800	579,953
Rise Consulting Group Inc(a)	70,300	352,738
Sun*, Inc.	85,700	501,851
Synchro Food Co., Ltd.	144,200	502,587
System Support, Inc.	38,600	457,193
Tokyo Seimitsu Company Ltd.	4,200	273,311
ULS Group, Inc.	28,000	701,057
User Local, Inc.	35,000	462,524
Visional, Inc.	7,300	333,093
WDB coco Co., Ltd.	11,900	339,318
		21,252,135
Luxembourg — 0.37%
Eurofins Scientific S.E.	9,100	557,865
Sword Group	5,751	219,888
		777,753
Malaysia — 0.40%
Mr DIY Group Berhad(b)(c)	2,571,300	840,893

Mexico — 1.13%
Arca Continental COM NPV	71,300	693,817
Corp Inmobiliaria Vesta SAB de CV	112,600	398,874
Grupo Financiero Banorte SAB de CV	31,200	309,544
Regional SAB de CV	106,900	961,594
		2,363,829
Netherlands — 0.35%
ASM International NV	731	459,941
CVC Capital Partners PLC(a)	15,158	275,070
		735,011
New Zealand — 0.30%
NZX Ltd	917,297	632,395

Norway — 0.68%
Bouvet ASA	120,257	660,395
SmartCraft ASA(a)	313,578	762,208
		1,422,603
Oman — 0.33%
Tethys Oil AB	206,211	681,347

Philippines — 1.61%
Century Pacific Food, Inc.	916,900	601,363
Concepcion Industrial Corporation	1,793,920	363,784
Philippine Seven Corporation(a)	561,400	840,660
Pryce Corporation	6,894,800	697,951
Puregold Price Club, Inc.	861,100	353,142
Wilcon Depot, Inc.	1,721,500	497,474
		3,354,374
Poland — 1.57%
Auto Partner SA	107,030	711,313
Dino Polska SA(a)(b)(c)	13,464	1,290,014
Inter Cars SA	9,739	1,279,804
		3,281,131

See accompanying notes to financial statements.

Grandeur Peak Global Reach Fund	Schedule of Investments
April 30, 2024

	Shares	Fair Value
COMMON STOCKS — 95.83% (continued)
Singapore — 0.85%
iFast Corporation	199,200	$1,071,937
Riverstone Holdings Ltd.	1,215,700	696,758
		1,768,695
South Africa — 0.34%
Clicks Group Ltd.	27,746	431,746
Italtile Ltd.	537,005	270,840
		702,586
South Korea — 1.57%
Coupang, Inc.(a)	18,454	415,215
Douzone Bizon Co., Ltd	10,913	467,155
Eo Technics Co., Ltd.	2,808	475,554
LEENO Industrial, Inc.	3,790	673,651
Segyung Hitech Co Ltd	45,000	310,295
SOLUM Co Ltd(a)	15,742	295,856
Tokai Carbon Korea Co., Ltd.	7,139	624,301
		3,262,027
Sweden — 3.98%
AddTech AB	14,233	295,920
Beijer Alma AB	26,524	501,993
Epiroc AB	28,507	472,564
EQT A.B.	26,496	714,895
Fasadgruppen Group AB	50,000	310,424
Knowit AB	47,540	615,280
Nibe Industrier A.B.	114,917	530,289
OX2 AB(a)	117,378	423,468
RVRC Holding AB	71,834	406,340
Sdiptech AB	59,055	1,504,847
Swedencare AB	152,998	785,867
Swedish Logistic(a)	152,320	460,292
Teqnion AB	17,260	313,932
Vimian Group AB(a)	115,800	318,408
Vitec Software Group	13,247	633,710
		8,288,229
Taiwan — 2.82%
Allied Supreme Corporation	46,000	597,466
Asia Vital Components Co., Ltd.	27,000	531,371
Chroma Ate Inc	39,000	316,019
Fuzetec Technology Co., Ltd.	227,519	443,967
Gem Services, Inc.	166,000	345,270
M3 Technology, Inc.	114,000	518,346
Sinbon Electronics Co., Ltd.	56,000	481,263
Sporton International, Inc.	223,868	1,704,003
Voltronic Power Technology Corporation	7,247	342,120
Wistron Information Technology and Services Corporation	143,803	602,622
		5,882,447
Thailand — 0.26%
Humanica PCL	1,869,000	548,005

United Kingdom — 14.17%
AB Dynamics PLC	55,352	1,251,979
Advanced Medical Solutions Group plc	275,499	652,056
B&M European Value Retail SA	523,888	3,381,195
	Shares	Fair Value
COMMON STOCKS — 95.83% (continued)
United Kingdom — 14.17% (continued)
CVS Group plc	131,435	$1,607,974
Darktrace plc(a)	306,766	2,290,129
Diploma plc	13,359	603,879
dotdigital group plc	485,282	567,010
Elixirr International PLC	201,272	1,433,650
Endava plc, ADR - ADR(a)	25,569	741,501
Foresight Group Holdings Ltd.	216,892	1,196,496
FRP Advisory Group PLC	566,926	841,463
Gamma Communications PLC	37,522	613,308
GlobalData PLC	337,000	892,794
Halma PLC	9,762	267,565
Impax Asset Management Group plc	271,496	1,503,536
Intermediate Capital Group PLC	29,832	777,595
JTC plc(b)(c)	210,184	2,246,484
Keystone Law Group PLC	82,683	681,939
Marex Group PLC(a)	20,000	385,200
Marlowe PLC(a)	142,907	875,054
Pensionbee Group PLC(a)	425,670	815,695
Petershill Partners PLC(b)(c)	641,913	1,646,759
Pets at Home Group PLC	337,561	1,232,587
Safestore Holdings plc	45,465	438,217
Softcat PLC	42,750	836,820
Tatton Asset Mgmt	69,351	490,517
Volution Group PLC	121,147	653,089
YouGov plc	56,987	619,556
		29,544,047
United States — 25.12%
4imprint Group PLC	7,309	564,940
Alexandria Real Estate Equities, Inc.	3,486	403,923
Align Technology, Inc.(a)	2,357	665,571
Apollo Global Management, Inc.	6,253	677,700
Ares Management Corporation, CLASS A	13,055	1,737,489
Ashtead Group PLC	8,512	618,117
Atmus Filtration Tech(a)	9,900	299,871
AtriCure, Inc.(a)	27,162	655,147
Barrett Business Services, Inc.	9,724	1,181,465
BILL Holdings, Inc.(a)	5,184	323,274
Bio-Techne Corporation	6,692	423,001
Blue Owl Capital, Inc.	72,860	1,376,325
Bowman Consulting Group Ltd.(a)	19,687	639,631
Burlington Stores, Inc.(a)	4,688	843,559
Cactus, Inc., Class A	12,877	639,214
Charles River Laboratories International, Inc.(a)	2,619	599,751
Clearwater Analytics Holdings, Inc., CLASS A(a)	25,386	400,591
Crocs, Inc.(a)	2,690	334,555
Cross Creek Lucid LP/Partnership Interest(a)(d)	1,000,000	731,724
Crowdstrike Holdings, Inc., Class A(a)	3,876	1,133,885
Datadog, Inc., Class A(a)	2,940	368,970
DexCom, Inc.(a)	3,911	498,222
DigitalOcean Holdings, Inc.(a)	26,034	855,477

See accompanying notes to financial statements.

Grandeur Peak Global Reach Fund	Schedule of Investments
April 30, 2024

	Shares	Fair Value
COMMON STOCKS — 95.83% (continued)
United States — 25.12% (continued)
Dollar General Corporation	2,084	$290,072
Dorman Products, Inc.(a)	8,144	712,193
Elastic N.V. (a)	15,206	1,554,358
Ensign Group, Inc. (The)	2,625	310,695
Esquire Financial Holdings, Inc.	18,400	865,904
Etsy, Inc.(a)	12,797	878,770
Evercore Partners, Inc., Class A	3,759	682,259
Fastenal Company	4,511	306,478
Five Below, Inc.(a)	8,272	1,210,525
Freshpet, Inc.(a)	3,761	398,929
Frontage Holdings Corporation(a)(b)(c)	2,778,000	434,944
Gentex Corporation	16,311	559,467
Gitlab, Inc.(a)	5,944	311,882
Global Industrials, Co.	7,285	280,545
Goosehead Insurance, Inc., CLASS A(a)	7,860	447,313
GQG Partners, Inc.	771,677	1,139,297
Hackett Group, Inc. (The)	32,726	709,827
HealthEquity, Inc.(a)	6,663	525,777
HOULIHAN LOKEY, INC.	5,948	758,311
HubSpot, Inc.(a)	790	477,847
Insperity, Inc.	6,663	685,823
Insulet Corporation(a)	2,050	352,477
JFrog Ltd. (a)	39,427	1,572,349
Littelfuse, Inc.	6,196	1,429,046
Lululemon Athletica, Inc.(a)	842	303,625
MarketAxess Holdings, Inc.	3,578	715,922
Marvell Technology, Inc.	4,881	321,707
Medpace Holdings, Inc.(a)	652	253,204
Monolithic Power Systems, Inc.	598	400,259
Napco Security Technologies, Inc.	10,863	442,124
Neogen Corporation(a)	42,679	526,232
NV5 Global, Inc.(a)	11,241	1,048,110
Ollie’s Bargain Outlet Holdings, Inc.(a)	11,110	812,585
P10, Inc.	141,121	1,001,959
PACS Group Inc(a)	31,915	796,918
Paycom Software, Inc.	2,233	419,759
Paylocity Holding Corporation(a)	1,722	267,186
Pennant Group, Inc. (The)(a)	4,438	92,799
Perella Weinberg Partners LP	114,416	1,707,086
PJT Partners, Inc., Class A	16,551	1,563,904
Pool Corporation	957	346,941
Qualys, Inc.(a)	8,370	1,371,927
Rexford Industrial Realty, Inc.	15,334	656,449
Shoals Technologies Group, Inc., Class A(a)	62,146	525,134
Silicon Laboratories, Inc.(a)	3,200	388,768
Skechers U.S.A., Inc., Class A(a)	13,882	916,906
Smartsheet, Inc., Class A(a)	17,053	645,115
Squarespace, Inc.(a)	11,826	412,254
Terreno Realty Corporation	7,278	395,559
Texas Roadhouse, Inc.	2,879	462,886
TPG, Inc.	21,488	926,133
Tradeweb Markets, Inc., CLASS A	3,737	380,090
Treace Medical Concepts, Inc.(a)	34,075	353,358
	Shares	Fair Value
COMMON STOCKS — 95.83% (continued)
United States — 25.12% (continued)
UL Solutions Inc(a)	8,275	$290,453
YETI Holdings, Inc.(a)	14,330	511,868
Zscaler, Inc.(a)	1,310	226,552
		52,351,262
Vietnam — 1.71%
Asia Commercial Bank JSC	574,500	609,416
FPT Corporation	286,077	1,393,889
Vietnam Technological & Commercial Joint Stock Bank(a)	843,581	1,551,168
		3,554,473
Total Common Stocks (Cost $171,539,123)		199,761,039

PREFERRED STOCKS — 0.47%
United States — 0.47%
Gusto, Inc., Series E Preferred(a)(d)	32,241	980,126

Total Preferred Stocks (Cost $979,976)		980,126

Total Investments — 96.30% (Cost $172,519,099)		200,741,165

Other Assets in Excess of Liabilities —3.70%		7,705,163

NET ASSETS — 100.00%		$208,446,328

(a)	Non-income producing security.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2024, these securities had a total aggregate market value of $9,465,126, representing 4.54% of net assets.

(c)	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of April 30, 2024, the aggregate market value of these securities was $11,024,049, representing 5.29% of net assets.

(d)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as level 3 assets. See also Note 2 to the financial statements for additional information.

See accompanying notes to financial statements.

Grandeur Peak Global Reach Fund	Schedule of Investments
April 30, 2024

Sector Composition (April 30, 2024)
Technology	25.4%
Financials	18.1%
Industrials	13.9%
Consumer Discretionary	12.9%
Health Care	10.4%
Consumer Staples	6.3%
Communications	3.0%
Materials	2.1%
Real Estate	1.7%
Energy	1.5%
Utilities	0.6%
Listed Private Equity Investments	0.4%
Other Assets in Excess of Liabilities	3.7%
Total	100%

Industry Composition (April 30, 2024)
Application Software	8.4%
IT Services	6.4%
Investment Management	5.6%
Professional Services	4.1%
Private Equity	3.1%
Mass Merchants	2.7%
Institutional Brokerage	2.6%
Infrastructure Software	2.4%
Auto Parts	2.4%
Banks	2.4%
Specialty & Generic Pharma	2.3%
Health Care Services	2.3%
Other Commercial Support Services	2.1%
Food & Drug Stores	2.1%
Home Products Stores	2.0%
Semiconductor Devices	1.6%
Electrical Components	1.5%
Semiconductor Mfg	1.5%
Wealth Management	1.5%
Internet Media & Services	1.5%
Specialty Apparel Stores	1.5%
Medical Equipment	1.4%
Online Marketplace	1.3%
Engineering Services	1.3%
Electronics Components	1.2%
Other Spec Retail - Discr	1.2%
Life Science & Diagnostics	1.2%
Exploration & Production	1.1%
Health Care Supplies	1.1%
Automotive Wholesalers	1.0%
Apparel, Footwear & Acc Design	1.0%
Other Industries (each less than 1%)	24.5%
Other Assets in Excess of Liabilities	3.7%
Total	100%

See accompanying notes to financial statements.

Grandeur Peak Global Stalwarts Fund	Schedule of Investments
April 30, 2024

	Shares	Fair Value
COMMON STOCKS — 99.48%
Argentina — 1.18%
Globant SA(a)	8,836	$1,578,021

Australia — 0.51%
WiseTech Global Ltd.	11,663	687,046

Belgium — 2.72%
Azelis Group N.V.	28,093	675,183
Melexis NV	27,047	2,260,769
Warehouses De Pauw CVA	26,718	706,715
		3,642,667
Brazil — 1.60%
Grupo Mateus SA	322,100	459,026
Patria Investments Ltd.	85,988	1,152,239
Raia Drogasil SA	107,492	530,774
		2,142,039
Canada — 1.34%
Aritzia, Inc.(a)	27,344	707,856
Constellation Software, Inc.	200	514,876
Descartes Systems Group, Inc. (The)(a)	6,181	573,317
		1,796,049
China — 3.96%
Centre Testing International Group Company Ltd.	342,600	592,716
Shanghai Hanbell Precise Machinery Co., Ltd.	183,100	520,634
Silergy Corporation	289,000	3,829,426
Yum China Holdings Inc	10,200	381,840
		5,324,616
France — 2.20%
Antin Infrastructure Partners	31,256	399,234
BioMerieux	4,949	526,228
Virbac SA	5,487	2,028,244
		2,953,706
Germany — 2.19%
AIXTRON SE	30,134	700,364
Atoss Software AG	1,772	473,827
Dermapharm Holding SE	33,429	1,122,225
Hensoldt AG	16,237	639,847
		2,936,263
Hong Kong — 1.20%
Techtronic Industries Co., Ltd.	116,300	1,607,177

India — 1.65%
Bajaj Finance Ltd.	5,321	441,158
Five-Star Business(a)	64,972	589,010
IndiaMart InterMesh Ltd.(b)(c)	29,261	924,074
PB Fintech Ltd(a)	16,840	254,918
		2,209,160
Ireland — 0.73%
ICON plc(a)	3,298	982,408
	Shares	Fair Value
COMMON STOCKS — 99.48% (continued)
Israel — 0.68%
CyberArk Software Ltd.(a)	1,761	$421,319
Nova Ltd.(a)	2,883	489,822
		911,141
Italy — 0.93%
Interpump Group SpA	16,387	713,990
Recordati Industria Chimica e Farmaceutica SpA	10,175	541,580
		1,255,570
Japan — 6.28%
Amvis Holdings, Inc.	49,100	669,883
BayCurrent Consulting, Inc.	157,200	3,346,406
Japan Elevator Service Holdings Company Ltd.	26,300	408,726
JMDC, Inc.	18,400	372,213
Lasertec Corporation	3,700	798,125
M&A Capital Partners Company Ltd.	4,600	62,103
M&A Research Institute, Inc.(a)	20,800	657,338
MonotaRO Co., Ltd.	74,500	892,891
Tokyo Seimitsu Company Ltd.	11,000	715,814
Visional, Inc.	11,500	524,736
		8,448,235
Luxembourg — 0.42%
Eurofins Scientific S.E.	9,104	558,111

Mexico — 3.11%
BBB Foods Inc(a)	16,839	386,455
Corp Inmobiliaria Vesta SAB de CV	391,665	1,387,435
Grupo Financiero Banorte SAB de CV	51,300	508,962
Kimberly-Clark de Mexico S.A.B. de C.V.	252,700	527,626
Regional SAB de CV	151,633	1,363,978
		4,174,456
Netherlands — 2.60%
Aalberts N.V.(a)	12,845	610,877
ASM International NV	1,560	981,543
BE Semiconductor Industries N.V.	2,964	393,343
CVC Capital Partners PLC(a)	9,894	179,545
IMCD N.V.	5,491	828,657
Topicus.com, Inc.	6,100	497,083
		3,491,048
Poland — 1.13%
Dino Polska SA(a)(b)(c)	15,787	1,512,585

South Korea — 2.12%
Eo Technics Co., Ltd.	7,439	1,259,846
LEENO Industrial, Inc.	8,906	1,582,991
		2,842,837
Sweden — 4.36%
AddTech AB	32,406	673,758
Epiroc AB	34,634	574,132
EQT AB	51,287	1,383,786
HMS Networks AB	13,071	484,452
Lifco AB, Class B	28,359	687,146
Nibe Industrier AB	152,144	702,075

See accompanying notes to financial statements.

Grandeur Peak Global Stalwarts Fund	Schedule of Investments
April 30, 2024

	Shares	Fair Value
COMMON STOCKS — 99.48% (continued)
Sweden — 4.36% (continued)
OX2 AB(a)	45,577	$164,429
Sagax AB	23,602	591,084
Swedencare AB	118,789	610,154
		5,871,016
Switzerland — 0.52%
VAT Group AG	1,398	696,002

Taiwan — 3.15%
Asia Vital Components Co., Ltd.	64,000	1,259,546
ASPEED Technology, Inc.	13,000	1,214,458
Chroma Ate Inc	129,000	1,045,294
Sinbon Electronics Co., Ltd.	82,500	709,004
		4,228,302
United Kingdom — 10.22%
B&M European Value Retail SA	668,788	4,316,385
CVS Group plc	73,780	902,623
Darktrace plc(a)	264,228	1,972,566
Diploma plc	27,275	1,232,936
Halma PLC	38,332	1,050,635
Impax Asset Management Group plc	160,290	887,681
Intermediate Capital Group PLC	27,516	717,227
JTC plc(b)(c)	158,863	1,697,956
Softcat PLC	48,465	948,690
		13,726,699
United States — 42.53%
Align Technology, Inc.(a)	3,329	940,042
Apollo Global Management, Inc.	4,251	460,723
Ares Management Corporation, CLASS A	13,588	1,808,427
Ashtead Group PLC	27,639	2,007,066
Atmus Filtration Tech(a)	13,219	400,404
AtriCure, Inc.(a)	21,591	520,775
Blue Owl Capital, Inc.	25,401	479,825
Burlington Stores, Inc.(a)	3,250	584,805
Cactus, Inc., Class A	13,333	661,850
Charles River Laboratories International, Inc.(a)	4,634	1,061,187
Clearwater Analytics Holdings, Inc., CLASS A(a)	33,231	524,385
Cloudflare, Inc., Class A(a)	12,365	1,080,701
Core & Main, Inc.(a)	17,460	985,966
Cross Creek Lucid LP/Partnership Interest(a)(d)	1,300,000	951,242
Crowdstrike Holdings, Inc., Class A(a)	6,797	1,988,395
DexCom, Inc.(a)	3,709	472,490
DigitalOcean Holdings, Inc.(a)	48,804	1,603,700
Dorman Products, Inc.(a)	6,080	531,696
Elastic N.V. (a)	17,653	1,804,489
Ensign Group, Inc. (The)	6,456	764,132
Etsy, Inc.(a)	17,342	1,190,875
Evercore Partners, Inc., Class A	4,557	827,096
Five Below, Inc.(a)	6,052	885,650
FormFactor, Inc.(a)	18,110	807,525
Global Industrials, Co.	16,982	653,977
	Shares	Fair Value
COMMON STOCKS — 99.48% (continued)
United States — 42.53% (continued)
Goosehead Insurance, Inc., CLASS A(a)	12,109	$689,123
HealthEquity, Inc.(a)	7,752	611,710
Herc Holdings, Inc.	6,850	979,756
HOULIHAN LOKEY, INC.	7,112	906,708
HubSpot, Inc.(a)	833	503,857
IDEXX Laboratories, Inc.(a)	1,135	559,283
Insulet Corporation(a)	3,910	672,285
JFrog Ltd. (a)	31,873	1,271,095
KKR & Company, Inc.	7,226	672,524
Littelfuse, Inc.	20,532	4,735,500
Lululemon Athletica, Inc.(a)	1,876	676,486
MarketAxess Holdings, Inc.	2,050	410,185
Marvell Technology, Inc.	15,889	1,047,244
Medpace Holdings, Inc.(a)	1,267	492,039
Moelis & Company, Class A	9,858	483,831
Monolithic Power Systems, Inc.	2,041	1,366,103
Neogen Corporation(a)	48,551	598,634
NV5 Global, Inc.(a)	5,600	522,144
Ollie’s Bargain Outlet Holdings, Inc.(a)	13,708	1,002,603
P10, Inc.	15,824	112,350
PACS Group Inc(a)	21,291	531,636
PagerDuty, Inc.(a)	53,051	1,058,898
PJT Partners, Inc., Class A	25,061	2,368,013
Pool Corporation	1,229	445,549
Primoris Services Corporation	11,138	519,031
QUALCOMM, Inc.	9,556	1,584,862
Qualys, Inc.(a)	4,046	663,180
Rexford Industrial Realty, Inc.	15,067	645,018
Savers Value Village Inc(a)	39,160	646,923
Shoals Technologies Group, Inc., Class A(a)	60,152	508,284
Silicon Laboratories, Inc.(a)	11,842	1,438,684
SiTime Corporation(a)	8,290	738,805
Skechers U.S.A., Inc., Class A(a)	11,547	762,679
Tradeweb Markets, Inc., CLASS A	6,098	620,228
WillScott Mobile Mini Holding(a)	25,260	933,609
YETI Holdings, Inc.(a)	15,398	550,017
Zscaler, Inc.(a)	4,613	797,772
		57,124,071
Vietnam — 2.15%
Asia Commercial Bank JSC	622,000	659,802
FPT Corporation	166,005	808,847
Vietnam Technological & Commercial Joint Stock Bank(a)	773,905	1,423,049
		2,891,698
Total Common Stocks (Cost $110,947,142)		133,590,923

PREFERRED STOCKS — 0.85%
United States — 0.85%
Gusto, Inc., Series E Preferred(a)(d)	37,637	1,144,165

Total Preferred Stocks (Cost $1,143,989)		1,144,165

See accompanying notes to financial statements.

Grandeur Peak Global Stalwarts Fund	Schedule of Investments
April 30, 2024

Total Investments — 100.33% (Cost $112,091,131)	$134,735,088

Liabilities in Excess of Other Assets — (0.33)%	(446,310)

NET ASSETS — 100.00%	$134,288,778

(a)	Non-income producing security.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2024, these securities had a total aggregate market value of $4,134,615, representing 3.08% of net assets.

(c)	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of April 30, 2024, the aggregate market value of these securities was $4,134,615, representing 3.08% of net assets.

(d)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as level 3 assets. See also Note 2 to the financial statements for additional information.

Sector Composition (April 30, 2024)
Technology	36.0%
Industrials	19.1%
Financials	16.0%
Health Care	10.9%
Consumer Staples	6.9%
Consumer Discretionary	6.6%
Real Estate	2.5%
Materials	1.1%
Listed Private Equity Investments	0.7%
Energy	0.5%
Liabilities in Excess of Other Assets	-0.3%
Total	100%
Industry Composition (April 30, 2024)
Application Software	9.3%
Semiconductor Devices	7.7%
IT Services	5.0%
Mass Merchants	4.6%
Institutional Brokerage	4.4%
Electrical Components	4.4%
Electronics Components	4.0%
Industrial Wholesale & Rental	3.9%
Private Equity	3.4%
Banks	3.0%
Infrastructure Software	2.9%
Semiconductor Mfg	2.8%
Specialty & Generic Pharma	2.8%
Investment Management	2.7%
Health Care Services	2.6%
Medical Equipment	2.1%
Flow Control Equipment	1.9%
Food & Drug Stores	1.9%
Online Marketplace	1.6%
Measurement Instruments	1.6%
Industrial Owners & Developers	1.5%
Specialty Apparel Stores	1.5%
Health Care Facilities	1.5%
Wealth Management	1.3%
Semiconductor Manufacturing	1.3%
Other Machinery & Equipment	1.2%
Industrial Reit	1.0%
Other Industries (each less than 1%)	18.4%
Liabilities in Excess of Other Assets	-0.3%
Total	100%

See accompanying notes to financial statements.

Grandeur Peak International Opportunities Fund	Schedule of Investments
April 30, 2024

	Shares	Fair Value
COMMON STOCKS — 99.28%
Argentina — 1.15%
Globant SA(a)	32,487	$5,801,853

Australia — 0.67%
Fiducian Group Ltd.	161,423	829,631
PeopleIN Ltd.	1,176,781	735,313
Pinnacle Investment Management Grou	250,498	1,794,648
		3,359,592
Belgium — 3.29%
Melexis NV	89,020	7,440,886
Warehouses De Pauw CVA	178,074	4,710,215
X-Fab Silicon Foundries SE(a)(b)(c)	639,845	4,426,885
		16,577,986
Brazil — 2.04%
Hypera SA	418,400	2,384,250
Locaweb Servicos de Internet SA(b)(c)	2,320,200	2,046,473
Patria Investments Ltd.	287,046	3,846,416
Vinci Partners Invest Ltd.	183,667	1,983,604
		10,260,743
Canada — 1.75%
Aritzia, Inc.(a)	168,701	4,367,171
Foran Mining Corp(a)	651,400	1,996,665
Richelieu Hardware Ltd.	86,436	2,439,106
		8,802,942
China — 6.09%
Adicon Holdings Ltd.(a)	1,856,500	2,771,909
Centre Testing International Group Company Ltd.	1,778,600	3,077,073
Guangzhou Kingmed Diagnostics Group Co., Ltd.	228,200	1,205,686
Hangzhou Robam Appliances Co., Ltd.	1,160,377	3,780,085
Man Wah Holdings Ltd.	4,669,500	3,408,017
Shanghai Hanbell Precise Machinery Co., Ltd.	1,152,700	3,277,634
Silergy Corporation	753,996	9,990,904
Suofeiya Home Collection Co., Ltd., CLASS A	620,100	1,461,573
Yum China Holdings Inc	44,100	1,650,896
		30,623,777
Colombia — 0.60%
Parex Resources, Inc.	174,306	3,038,565

Finland — 0.04%
Revenio Group Oyj	6,427	179,184

France — 5.59%
Alten SA	19,763	2,323,126
Antin Infrastructure Partners	141,072	1,801,916
BioMerieux	31,849	3,386,512
Neurones SA	70,623	3,355,848
Planisware SAS(a)	57,946	1,267,105
Thermador Groupe	58,726	5,020,062
	Shares	Fair Value
COMMON STOCKS — 99.28% (continued)
France — 5.59% (continued)
Virbac SA	29,660	$10,963,682
		28,118,251
Germany — 6.08%
Atoss Software AG	14,854	3,971,910
Dermapharm Holding SE	165,476	5,555,096
Elmos Semiconductor AG	59,451	4,927,247
Mensch und Maschine Software SE	78,975	4,670,384
Nagarro SE(a)	19,324	1,468,757
Nexus AG	73,646	4,049,289
QIAGEN N.V.	74,172	3,139,701
Stabilus SE	44,347	2,752,318
		30,534,702
Hong Kong — 1.05%
Techtronic Industries Co., Ltd.	382,500	5,285,856

India — 4.19%
Cera Sanitaryware Ltd.	28,761	2,473,362
Five-Star Business(a)	346,345	3,139,819
Gulf Oil Lubricants India Ltd.	161,771	1,991,049
IndiaMart InterMesh Ltd.(b)(c)	122,694	3,874,727
Indigo Paints Ltd	162,298	2,672,043
Kotak Mahindra Bank Ltd.	115,766	2,248,782
Motherson Sumi Wiring India Ltd.	2,715,755	2,242,609
SJS Enterprises Ltd.(a)	325,813	2,445,301
		21,087,692
Indonesia — 2.25%
Ace Hardware Indonesia Tbk PT	39,229,700	2,252,197
Arwana Citramulia Tbk PT	48,815,300	1,951,411
Avia Avian Tbk PT	26,810,800	840,929
Bank BTPN Syariah Tbk PT	17,877,500	1,335,865
Selamat Sempurna Tbk PT	22,276,900	2,467,730
Ultrajaya Milk Industry & Trading Co.	21,448,900	2,453,564
		11,301,696
Ireland — 0.70%
Uniphar PLC	1,280,840	3,513,833

Italy — 2.73%
Interpump Group SpA	134,705	5,869,169
Recordati Industria Chimica e
Farmaceutica SpA	67,776	3,607,480
Sesa SpA	40,842	4,248,212
		13,724,861
Japan — 16.99%
Amvis Holdings, Inc.	169,600	2,313,893
Atrae, Inc.(a)	183,100	505,390
BayCurrent Consulting, Inc.	421,200	8,966,326
Beenos, Inc.	112,700	1,508,075
Carenet, Inc. NPV	310,300	1,121,991
Central Automotive Products Ltd.	41,900	1,533,782
Charm Care Corporation KK	480,900	4,567,212
Comture Corporation	190,200	2,329,359

See accompanying notes to financial statements.

Grandeur Peak International Opportunities Fund	Schedule of Investments
April 30, 2024

	Shares	Fair Value
COMMON STOCKS — 99.28% (continued)
Japan — 16.99% (continued)
Create SD Holdings Co., Ltd.	115,500	$2,496,152
CrowdWorks, Inc.(a)	425,700	3,621,951
Cyber Security Cloud, Inc.(a)	120,500	2,039,933
eGuarantee, Inc.	184,100	2,012,152
F&M Co., Ltd.	99,800	1,375,297
FP Partner, Inc.	77,600	2,471,320
Funai Soken Holdings, Inc.	86,100	1,302,646
gremz, Inc.	153,100	2,060,742
Hennge KK(a)	367,300	2,379,033
Insource Co Ltd	505,400	2,455,691
Integral Corporation(a)	320,700	6,603,351
Japan Elevator Service Holdings Company Ltd.	122,000	1,895,990
Kitz Corporation	333,200	2,836,172
M&A Capital Partners Company Ltd.	93,300	1,259,618
MarkLines Co., Ltd.	270,000	5,096,316
Medley Inc	122,700	2,812,583
MonotaRO Co., Ltd.	211,700	2,537,248
Prestige International, Inc.	800,100	3,416,942
Sun*, Inc.	400,300	2,344,117
Synchro Food Co., Ltd.	643,100	2,241,429
Trancom Co., Ltd.	19,290	701,439
ULS Group, Inc.	52,600	1,316,986
User Local, Inc.	110,100	1,454,969
Visional, Inc.	65,800	3,002,399
Yakuodo Holdings Co., Ltd.	156,800	2,848,547
		85,429,051
Luxembourg — 0.47%
Sword Group	62,260	2,380,490

Mexico — 2.26%
Corp Inmobiliaria Vesta SAB de CV	468,200	1,658,552
Grupo Financiero Banorte SAB de CV	366,300	3,634,170
Regional SAB de CV	416,500	3,746,525
Vesta Real Estate Corporation - ADR	64,778	2,300,267
		11,339,514
Netherlands — 0.91%
Aalberts N.V.(a)	29,340	1,395,338
CVC Capital Partners PLC(a)	36,372	660,038
Redcare Pharmacy NV	18,700	2,529,966
		4,585,342
Norway — 1.00%
Bouvet ASA	326,244	1,791,580
SmartCraft ASA(a)	1,335,830	3,246,973
		5,038,553
Philippines — 1.73%
Century Pacific Food, Inc.	3,287,200	2,155,961
Puregold Price Club, Inc.	5,699,000	2,337,192
Robinsons Land Corporation	9,421,100	2,538,422
Wilcon Depot, Inc.	5,738,600	1,658,325
		8,689,900
Poland — 1.59%
Dino Polska SA(a)(b)(c)	54,416	5,213,708
	Shares	Fair Value
COMMON STOCKS — 99.28% (continued)
Poland — 1.59% (continued)
Inter Cars SA	21,003	$2,760,010
		7,973,718
Singapore — 0.88%
iFast Corporation	215,100	1,157,499
Riverstone Holdings Ltd.	5,724,000	3,280,613
		4,438,112
South Africa — 0.16%
Italtile Ltd.	1,630,120	822,156

South Korea — 3.26%
Douzone Bizon Co., Ltd	18,000	770,530
Eo Technics Co., Ltd.	20,900	3,539,559
Hyundai Ezwel Co., Ltd.	138,793	578,560
LEENO Industrial, Inc.	30,774	5,469,906
Segyung Hitech Co Ltd	431,165	2,973,071
SOLUM Co Ltd(a)	108,100	2,031,634
Tokai Carbon Korea Co., Ltd.	11,482	1,004,094
		16,367,354
Sweden — 4.63%
AddTech AB	145,728	3,029,851
Beijer Alma AB	165,699	3,136,016
Knowit AB	217,512	2,815,120
Lifco AB, Class B	62,004	1,502,373
Nibe Industrier A.B.	498,796	2,301,716
OX2 AB(a)	261,656	943,983
Sdiptech AB	218,933	5,578,876
Swedencare AB	427,617	2,196,435
Vimian Group AB(a)	645,261	1,774,233
		23,278,603
Taiwan — 3.79%
BizLink Holding, Inc.	421,264	2,960,934
M3 Technology, Inc.	596,000	2,709,951
Sinbon Electronics Co., Ltd.	398,000	3,420,408
Sporton International, Inc.	1,148,338	8,740,736
Wistron Information Technology and Services Corporation	284,312	1,191,440
		19,023,469
United Kingdom — 19.22%
AB Dynamics PLC	65,213	1,475,020
Advanced Medical Solutions Group plc	65,360	154,695
B&M European Value Retail SA	2,013,461	12,994,962
CVS Group plc	595,836	7,289,447
Darktrace plc(a)	351,260	2,622,294
Diploma plc	130,104	5,881,205
Endava plc, ADR - ADR(a)	77,688	2,252,952
Foresight Group Holdings Ltd.	871,955	4,810,184
FRP Advisory Group PLC	1,353,390	2,008,777
GlobalData PLC	984,130	2,607,195
Halma PLC	104,673	2,868,964
Impax Asset Management Group plc	784,580	4,344,979
Intermediate Capital Group PLC	137,060	3,572,579
JTC plc(b)(c)	893,122	9,545,849
Marlowe PLC(a)	644,209	3,944,646

See accompanying notes to financial statements.

Grandeur Peak International Opportunities Fund	Schedule of Investments
April 30, 2024

	Shares	Fair Value
COMMON STOCKS — 99.28% (continued)
United Kingdom — 19.22% (continued)
On The Beach Group PLC(a)(b)(c)	1,269,458	$2,290,713
Petershill Partners PLC	1,152,782	2,957,338
Pets at Home Group PLC	736,517	2,689,355
Softcat PLC	303,163	5,934,335
Volution Group PLC	2,525,387	13,614,065
YouGov plc	249,471	2,712,217
		96,571,771
United States — 1.52%
Frontage Holdings Corporation(a)(b)(c)	6,682,700	1,046,293
GQG Partners, Inc.	1,987,710	2,934,637
JFrog Ltd.(a)	92,210	3,677,335
		7,658,265
Vietnam — 2.65%
Asia Commercial Bank JSC	2,833,200	3,005,389
FPT Corporation	864,502	4,212,222
Vietnam Technological & Commercial Joint Stock Bank(a)	3,307,273	6,081,380
		13,298,991
Total Common Stocks (Cost $452,217,516)		499,106,822

Total Investments — 99.28% (Cost $452,217,516)		499,106,822

Other Assets in Excess of Liabilities — 0.72%		3,626,747

NET ASSETS — 100.00%		$502,733,569

(a)	Non-income producing security.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2024, these securities had a total aggregate market value of $28,444,648, representing 5.66% of net assets.

(c)	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of April 30, 2024, the aggregate market value of these securities was $28,444,648, representing 5.66% of net assets.
Sector Composition (April 30, 2024)
Technology	26.8%
Industrials	18.5%
Financials	15.0%
Consumer Discretionary	12.3%
Health Care	11.3%
Consumer Staples	6.6%
Communications	3.9%
Real Estate	2.2%
Materials	1.5%
Energy	0.8%
Utilities	0.4%
Other Assets in Excess of Liabilities	0.7%
Total	100%

Industry Composition (April 30, 2024)
IT Services	9.3%
Application Software	5.4%
Specialty & Generic Pharma	4.5%
Banks	4.0%
Private Equity	3.8%
Comml & Res Bldg Equipment & Sys	3.1%
Food & Drug Stores	3.1%
Electronics Components	3.1%
Semiconductor Devices	3.0%
Other Commercial Support Services	2.9%
Investment Management	2.8%
Flow Control Equipment	2.7%
Mass Merchants	2.6%
Internet Media & Services	2.4%
Home Products Stores	2.3%
Wealth Management	2.3%
Health Care Services	2.3%
Professional Services	2.1%
Auto Parts	1.7%
Other Machinery & Equipment	1.6%
Technology Distributors	1.5%
Specialty Technology Hardware	1.5%
Health Care Facilities	1.4%
Life Science & Diagnostics	1.3%
Rubber & Plastic	1.2%
Commercial Finance	1.1%
Specialty Chemicals	1.1%
Online Marketplace	1.1%
Advertising & Marketing	1.0%
Building Products	1.0%
Furniture	1.0%
Other Spec Retail - Discr	1.0%
Other Industries (each less than 1%)	20.1%
Other Assets in Excess of Liabilities	0.7%
Total	100%

See accompanying notes to financial statements.

Grandeur Peak International Stalwarts Fund	Schedule of Investments
April 30, 2024

	Shares	Fair Value
COMMON STOCKS — 97.09%
Argentina — 1.49%
Globant SA(a)	131,413	$23,469,048

Australia — 1.05%
Netwealth Group Ltd.	472,676	5,948,913
WiseTech Global Ltd.	180,080	10,608,191
		16,557,104
Belgium — 4.07%
Azelis Group N.V.	493,093	11,850,932
Melexis NV	450,185	37,629,466
Warehouses De Pauw CVA	550,589	14,563,566
		64,043,964
Brazil — 2.49%
Grupo Mateus SA	6,121,200	8,723,352
Hypera SA	242,485	1,381,799
Patria Investments Ltd.	1,115,952	14,953,757
Raia Drogasil SA	2,861,056	14,127,312
		39,186,220
Canada — 1.88%
Aritzia, Inc.(a)	473,327	12,253,041
Constellation Software, Inc.	3,101	7,983,158
Descartes Systems Group, Inc. (The)(a)	101,400	9,405,324
		29,641,523
China — 4.97%
Centre Testing International Group
Company Ltd.	3,403,700	5,888,584
Hangzhou Tigermed Consulting Co., Ltd.	702,613	5,706,961
Shanghai Hanbell Precise Machinery Co., Ltd.	2,811,191	7,993,454
Shenzhen Mindray Bio-Medical Electronics Co.	147,900	6,210,294
Silergy Corporation	3,511,805	46,533,548
Yum China Holdings Inc	158,500	5,933,493
		78,266,334
France — 3.10%
Antin Infrastructure Partners	514,712	6,574,427
BioMerieux	168,323	17,897,825
Virbac SA	65,813	24,327,472
		48,799,724
Germany — 3.89%
AIXTRON SE	448,692	10,428,345
Atoss Software AG	42,140	11,268,097
Dermapharm Holding SE	445,593	14,958,736
Hensoldt AG	330,969	13,042,398
QIAGEN N.V.	273,013	11,556,640
		61,254,216
Hong Kong — 2.06%
Techtronic Industries Co., Ltd.	2,346,900	32,432,354

India — 3.01%
Avenue Supermarts Ltd.(a)(b)(c)	139,852	7,712,998
Bajaj Finance Ltd.	86,622	7,181,729
Five-Star Business(a)	1,052,333	9,540,012
IndiaMart InterMesh Ltd.(b)(c)	425,702	13,443,845
	Shares	Fair Value
COMMON STOCKS — 97.09% (continued)
India — 3.01% (continued)
Motherson Sumi Wiring India Ltd.	7,004,052	$5,783,786
PB Fintech Ltd(a)	248,241	3,757,791
		47,420,161
Ireland — 1.63%
ICON plc(a)	86,454	25,752,918

Israel — 1.07%
CyberArk Software Ltd.(a)	44,984	10,762,422
Nova Ltd.(a)	35,858	6,092,274
		16,854,696
Italy — 3.01%
Interpump Group SpA	444,971	19,387,622
Recordati Industria Chimica e Farmaceutica SpA	282,663	15,045,166
Sesa SpA	124,113	12,909,710
		47,342,498
Japan — 9.32%
Amvis Holdings, Inc.	862,300	11,764,562
BayCurrent Consulting, Inc.	2,010,423	42,797,023
GMO Payment Gateway, Inc. NPV	159,700	7,305,002
Japan Elevator Service Holdings Company Ltd.	391,200	6,079,601
JMDC, Inc.	331,400	6,703,882
Lasertec Corporation	52,100	11,238,467
M&A Capital Partners Company Ltd.	256,800	3,466,988
M&A Research Institute, Inc.(a)	309,200	9,771,586
MISUMI Group, Inc.	205,000	3,332,925
MonotaRO Co., Ltd.	1,962,814	23,524,537
Tokyo Seimitsu Company Ltd.	172,100	11,199,239
Visional, Inc.	212,400	9,691,631
		146,875,443
Luxembourg — 0.86%
Eurofins Scientific S.E.	221,710	13,591,686

Mexico — 4.84%
BBB Foods Inc(a)	343,423	7,881,558
Corp Inmobiliaria Vesta SAB de CV	6,220,500	22,035,508
Grupo Financiero Banorte SAB de CV	1,254,800	12,449,238
Regional SAB de CV	2,491,700	22,413,486
Wal-Mart de Mexico SAB de CV	3,059,900	11,407,538
		76,187,328
Netherlands — 3.52%
Aalberts N.V.(a)	219,327	10,430,655
ASM International NV	21,065	13,253,972
BE Semiconductor Industries N.V.	56,213	7,459,850
CVC Capital Partners PLC(a)	113,348	2,056,913
IMCD N.V.	96,305	14,533,560
Topicus.com, Inc.	95,600	7,790,350
		55,525,300
Philippines — 0.23%
Wilcon Depot, Inc.	12,539,400	3,623,602

See accompanying notes to financial statements.

Grandeur Peak International Stalwarts Fund	Schedule of Investments
April 30, 2024

	Shares	Fair Value
COMMON STOCKS — 97.09% (continued)
Poland — 1.70%
Dino Polska SA(a)(b)(c)	280,157	$26,842,414

South Korea — 2.64%
Eo Technics Co., Ltd.(a)	102,644	17,383,469
LEENO Industrial, Inc.	136,293	24,225,312
		41,608,781
Sweden — 7.34%
AddTech AB	729,173	15,160,339
Epiroc AB	510,726	8,466,366
EQT A.B.	1,086,169	29,306,173
HMS Networks AB	147,045	5,449,943
Lagercrantz Group AB	493,641	7,243,861
Lifco AB, Class B	543,026	13,157,659
Nibe Industrier A.B.	3,154,097	14,554,716
OX2 AB(a)	795,029	2,868,247
Sagax AB	519,907	13,020,449
Swedencare AB	1,244,829	6,394,006
		115,621,759
Switzerland — 0.74%
Inficon Holding A.G.	1,152	1,601,723
VAT Group AG	20,182	10,047,723
		11,649,446
Taiwan — 5.17%
Asia Vital Components Co., Ltd.	921,000	18,125,656
ASPEED Technology, Inc.	222,145	20,752,749
Chroma Ate Inc	2,413,000	19,552,670
Sinbon Electronics Co., Ltd.	1,730,000	14,867,602
Voltronic Power Technology Corporation	170,490	8,048,577
		81,347,254
United Kingdom — 17.03%
B&M European Value Retail SA	10,924,613	70,507,910
CVS Group plc	1,257,477	15,383,952
Darktrace plc(a)	6,195,031	46,248,345
Diploma plc	674,481	30,489,157
Halma PLC	1,011,483	27,723,564
Impax Asset Management Group plc	2,230,760	12,353,877
Intermediate Capital Group PLC	498,588	12,996,096
JTC plc(b)(c)	1,877,367	20,065,636
London Stock Exchange Group PLC	110,110	12,139,420
Softcat PLC	1,041,016	20,377,612
		268,285,569
United States — 8.47%
Ashtead Group PLC	391,448	28,425,843
Cloudflare, Inc., Class A(a)	151,205	13,215,317
Elastic N.V. (a)	102,097	10,436,355
JFrog Ltd. (a)	844,249	33,668,650
Lululemon Athletica, Inc.(a)	49,130	17,716,278
Monolithic Power Systems, Inc.	44,699	29,918,382
		133,380,825
	Shares	Fair Value
COMMON STOCKS — 97.09% (continued)
Vietnam — 1.51%
Asia Commercial Bank JSC	7,767,000	$8,239,043
Vietnam Technological & Commercial Joint Stock Bank(a)	8,443,926	15,526,605
		23,765,648
Total Common Stocks (Cost $1,316,883,768)		1,529,325,815

Total Investments — 97.09% (Cost $1,316,883,768)		1,529,325,815

Other Assets in Excess of Liabilities — 2.91%		45,944,429

NET ASSETS — 100.00%		$1,575,270,244

(a)	Non-income producing security.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2024, these securities had a total aggregate market value of $68,064,893, representing 4.32% of net assets.

(c)	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of April 30, 2024, the aggregate market value of these securities was $68,064,893, representing 4.32% of net assets.

Sector Composition (April 30, 2024)
Technology	35.3%
Industrials	19.2%
Financials	12.8%
Health Care	10.4%
Consumer Staples	8.8%
Consumer Discretionary	5.6%
Real Estate	3.1%
Materials	1.7%
Energy	0.2%
Other Assets in Excess of Liabilities	2.9%
Total	100%

See accompanying notes to financial statements.

Grandeur Peak International Stalwarts Fund	Schedule of Investments
April 30, 2024

Industry Composition (April 30, 2024)
Application Software	9.1%
Semiconductor Devices	6.4%
IT Services	5.5%
Mass Merchants	5.2%
Electronics Components	4.5%
Private Equity	4.2%
Banks	3.7%
Food & Drug Stores	3.6%
Specialty & Generic Pharma	3.5%
Semiconductor Mfg	3.4%
Measurement Instruments	3.0%
Industrial Wholesale & Rental	3.0%
Health Care Services	3.0%
Flow Control Equipment	2.4%
Industrial Owners & Developers	2.2%
Other Machinery & Equipment	2.1%
Rubber & Plastic	1.9%
Specialty Apparel Stores	1.9%
Life Science & Diagnostics	1.9%
Technology Distributors	1.8%
Specialty Online Retailers	1.5%
Wealth Management	1.3%
Other Commercial Support Services	1.2%
Medical Equipment	1.2%
Electrical Components	1.2%
Investment Management	1.2%
Consumer Electronics	1.2%
Data & Transaction Processors	1.0%
Other Industries (each less than 1%)	15.0%
Other Assets In Excess of Liabilities	2.9%
Total	100%

See accompanying notes to financial statements.

Grandeur Peak US Stalwarts Fund	Schedule of Investments
April 30, 2024

	Shares	Fair Value
COMMON STOCKS — 98.93%
Argentina — 1.17%
Globant SA(a)	8,296	$1,481,583

Canada — 0.83%
Aritzia, Inc.(a)	40,800	1,056,192

Germany — 0.79%
QIAGEN N.V.	23,615	999,623

Hong Kong — 2.19%
Techtronic Industries Co., Ltd.	200,900	2,776,284

Ireland — 1.81%
ICON plc(a)	7,665	2,283,250

Israel — 1.28%
CyberArk Software Ltd.(a)	3,178	760,337
Nova Ltd.(a)	5,061	859,864
		1,620,201
United States — 90.86%
Align Technology, Inc.(a)	6,524	1,842,246
Apollo Global Management, Inc.	7,396	801,578
Ares Management Corporation, CLASS A	24,230	3,224,772
Ashtead Group PLC	33,638	2,442,696
Atmus Filtration Tech(a)	21,128	639,967
AtriCure, Inc.(a)	41,317	996,566
BILL Holdings, Inc.(a)	3,453	215,329
Bio-Techne Corporation	9,709	613,706
Blue Owl Capital, Inc.	24,174	456,647
Burlington Stores, Inc.(a)	6,368	1,145,858
Cactus, Inc., Class A	26,676	1,324,197
Charles River Laboratories International, Inc.(a)	9,415	2,156,036
Clearwater Analytics Holdings, Inc., CLASS A(a)	51,556	813,554
Cloudflare, Inc., Class A(a)	20,575	1,798,255
Core & Main, Inc.(a)	25,708	1,451,731
Cross Creek Lucid LP/Partnership Interest(a)(b)	700,000	512,201
Crowdstrike Holdings, Inc., Class A(a)	9,499	2,778,838
Datadog, Inc., Class A(a)	2,204	276,602
DexCom, Inc.(a)	8,481	1,080,395
Digital Realty Trust, Inc.	4,490	623,122
DigitalOcean Holdings, Inc.(a)	75,376	2,476,855
Dorman Products, Inc.(a)	5,692	497,765
Elastic N.V. (a)	32,077	3,278,910
Ensign Group, Inc. (The)	8,212	971,972
Etsy, Inc.(a)	26,612	1,827,446
Evercore Partners, Inc., Class A	4,994	906,411
Fastenal Company	20,544	1,395,759
	Shares	Fair Value
COMMON STOCKS — 98.93% (continued)
United States — 90.86% (continued)
Five Below, Inc.(a)	10,891	$1,593,789
Floor & Decor Holdings, Inc., Class A(a)	9,431	1,040,522
FormFactor, Inc.(a)	25,949	1,157,066
Global Industrials, Co.	49,554	1,908,325
Goosehead Insurance, Inc., CLASS A(a)	21,592	1,228,801
GQG Partners, Inc.	401,671	593,023
HealthEquity, Inc.(a)	11,631	917,802
Herc Holdings, Inc.	13,150	1,880,845
HOULIHAN LOKEY, INC.	12,850	1,638,247
HubSpot, Inc.(a)	1,455	880,086
IDEXX Laboratories, Inc.(a)	3,218	1,585,702
Insulet Corporation(a)	7,067	1,215,100
JFrog Ltd. (a)	62,406	2,488,751
KKR & Company, Inc.	6,787	631,666
Littelfuse, Inc.	22,253	5,132,432
Lululemon Athletica, Inc.(a)	3,871	1,395,883
MarketAxess Holdings, Inc.	7,591	1,518,883
Marvell Technology, Inc.	33,744	2,224,067
Medpace Holdings, Inc.(a)	2,417	938,642
Moelis & Company, Class A	23,725	1,164,423
Monolithic Power Systems, Inc.	4,157	2,782,405
MSCI, Inc.	1,147	534,261
Neogen Corporation(a)	107,003	1,319,347
NV5 Global, Inc.(a)	15,847	1,477,574
Ollie’s Bargain Outlet Holdings, Inc.(a)	34,270	2,506,508
P10, Inc.	125,834	893,421
PACS Group Inc(a)	19,873	496,229
PagerDuty, Inc.(a)	64,748	1,292,370
Paylocity Holding Corporation(a)	3,218	499,305
Pennant Group, Inc. (The)(a)	55,208	1,154,399
Perella Weinberg Partners LP	113,800	1,697,896
PJT Partners, Inc., Class A	41,333	3,905,554
Pool Corporation	2,050	743,187
Power Integrations, Inc.	9,607	640,979
Primoris Services Corporation	14,613	680,966
QUALCOMM, Inc.	9,328	1,547,049
Qualys, Inc.(a)	11,214	1,838,087
Rexford Industrial Realty, Inc.	41,911	1,794,210
Savers Value Village Inc(a)	79,016	1,305,344
Shoals Technologies Group, Inc., Class A(a)	143,961	1,216,470
Silicon Laboratories, Inc.(a)	21,264	2,583,363
SiTime Corporation(a)	17,933	1,598,189
Skechers U.S.A., Inc., Class A(a)	26,927	1,778,528
Terreno Realty Corporation	11,233	610,514
Texas Roadhouse, Inc.	8,881	1,427,887
TPG, Inc.	28,377	1,223,049
Tradeweb Markets, Inc., CLASS A	18,905	1,922,828
UL Solutions Inc(a)	5,184	181,958
United Rentals, Inc.	2,707	1,808,249
WillScott Mobile Mini Holding(a)	36,000	1,330,560
WW Grainger, Inc.	2,666	2,456,318
YETI Holdings, Inc.(a)	24,430	872,640

See accompanying notes to financial statements.

Grandeur Peak US Stalwarts Fund	Schedule of Investments
April 30, 2024

	Shares	Fair Value
COMMON STOCKS — 98.93% (continued)
United States — 90.86% (continued)
Zscaler, Inc.(a)	7,229	$1,250,183
		115,053,296
Total Common Stocks (Cost $108,918,595)		125,270,429

PREFERRED STOCKS — 0.49%
United States — 0.49%
Gusto, Inc., Series E Preferred(a)(b)	20,595	626,088

Total Preferred Stocks (Cost $625,992)		626,088

Total Investments — 99.42% (Cost $109,544,587)		125,896,517

Other Assets in Excess of Liabilities — 0.58%		733,983

NET ASSETS — 100.00%		$126,630,500

(a)	Non-income producing security.

(b)	As a result of the use of significant unobservable inputs to determine fair value, this investment has been classified as level 3 assets. See also Note 2 to the financial statements for additional information.

Sector Composition (April 30, 2024)
Technology	29.5%
Industrials	21.2%
Financials	16.0%
Health Care	13.9%
Consumer Discretionary	11.8%
Consumer Staples	3.2%
Real Estate	2.8%
Energy	1.0%
Other Assets in Excess of Liabilities	0.6%
Total	100%
Industry Composition (April 30, 2024)
Application Software	9.3%
Semiconductor Devices	7.7%
IT Services	5.0%
Mass Merchants	4.6%
Institutional Brokerage	4.4%
Electrical Components	4.4%
Electronics Components	4.0%
Industrial Wholesale & Rental	3.9%
Private Equity	3.4%
Banks	3.0%
Infrastructure Software	2.9%
Semiconductor Mfg	2.8%
Specialty & Generic Pharma	2.8%
Investment Management	2.7%
Health Care Services	2.6%
Medical Equipment	2.1%
Flow Control Equipment	1.9%
Food & Drug Stores	1.9%
Online Marketplace	1.6%
Measurement Instruments	1.6%
Industrial Owners & Developers	1.5%
Specialty Apparel Stores	1.5%
Health Care Facilities	1.5%
Wealth Management	1.3%
Semiconductor Manufacturing	1.3%
Other Machinery & Equipment	1.2%
Industrial Reit	1.0%
Other Industries (each less than 1%)	17.5%
Other Assets in Excess of Liabilities	0.6%
Total	100%

See accompanying notes to financial statements.

Grandeur Peak Funds®	Statements of Assets and Liabilities
April 30, 2024

	Grandeur Peak	Grandeur Peak		Grandeur Peak	Grandeur Peak
	Emerging Markets	Global Contrarian	Grandeur Peak	Global Micro Cap	Global Opportunities
	Opportunities Fund	Fund	Global Explorer Fund	Fund	Fund
ASSETS
Investments, at cost	$283,547,838	$132,194,579	$12,109,442	$39,081,242	$473,144,434
Investments, at value	$335,436,851	$140,603,079	$11,852,824	$43,918,576	$551,922,366
Cash held at custodian	8,848,969	1,498,908	106,740	343,377	11,068,425
Foreign currency at fair value (Cost $189,176,
$177,764, $510, $10,869 and $87,028)	190,399	177,361	510	10,834	96,668
Receivable for investments sold	4,503,500	847,606	—	79,760	3,368,404
Receivable for Fund shares sold	6,807	311,470	—	25,290	1,731,346
Dividends and interest receivable	409,279	277,163	15,257	105,077	1,272,702
Prepaid distribution fees - investor class	1,648	—	—	—	—
Prepaid expenses and other assets	12,781	7,635	14,729	22,877	24,751
TOTAL ASSETS	349,410,234	143,723,222	11,990,060	44,503,376	569,484,662

LIABILITIES
Payable for investments purchased	1,792,074	1,558,252	—	17,778	1,842,480
Payable for Fund shares repurchased	334,034	98,803	—	16,973	326,139
Management fees payable	385,957	131,148	11,979	52,612	559,204
Distribution (12b-1) fees payable	—	—	—	—	11,977
Foreign Cap Gain Tax payable	161,261	208,982	2,115	74,392	21,855
Payable to related parties	25,793	23,333	14,704	9,961	70,965
Accrued expenses and other liabilities	129,746	39,447	67,039	27,344	69,727
TOTAL LIABILITIES	2,828,865	2,059,965	95,837	196,705	2,902,347
NET ASSETS	$346,581,369	$141,663,257	$11,894,223	$44,306,671	$566,582,315

NET ASSETS CONSISTS OF
Paid in capital	$294,058,064	$134,532,815	$14,201,376	$41,910,747	$490,422,748
Total distributable earnings (losses)	52,523,305	7,130,442	(2,307,153)	2,395,924	76,159,567
NET ASSETS	$346,581,369	$141,663,257	$11,894,223	$44,306,671	$566,582,315

PRICING OF SHARES:
Investor Class
Net Assets	$7,253,014	$—	$—	$—	$43,679,514
Shares of beneficial interest outstanding (a)	584,993	—	—	—	12,971,765
Net Asset Value, offering and redemption price per share	$12.40	$—	$—	$—	$3.37

Institutional Class
Net Assets	$339,328,355	$141,663,257	$11,894,223	$44,306,671	$522,902,801
Shares of beneficial interest outstanding (a)	27,048,131	9,370,274	1,562,473	3,315,347	151,386,345
Net Asset Value, offering and redemption price per share	$12.55	$15.12	$7.61	$13.36	$3.45

(a)	Unlimited number of shares of beneficial interest authorized, no par value.

See accompanying notes to financial statements.

Grandeur Peak Funds®	Statements of Assets and Liabilities
April 30, 2024

		Grandeur Peak	Grandeur Peak	Grandeur Peak
	Grandeur Peak	Global Stalwarts	International	International	Grandeur Peak US
	Global Reach Fund	Fund	Opportunities Fund	Stalwarts Fund	Stalwarts Fund
ASSETS
Investments, at cost	$172,519,099	$112,091,131	$452,217,516	$1,316,883,768	$109,544,587
Investments, at value	$200,741,165	$134,735,088	$499,106,822	$1,529,325,815	$125,896,517
Cash held at custodian	5,884,697	—	7,411,829	48,734,236	444,828
Foreign currency at fair value (Cost $582,412,
$74,735, $109,723, $821,267 and $68)	584,109	77,293	110,222	833,281	68
Receivable for investments sold	1,901,093	2,758,424	3,967,920	18,098,093	578,147
Receivable for Fund shares sold	140,532	510,700	354,744	1,329,822	—
Dividends and interest receivable	323,718	209,187	1,391,648	3,173,721	12,817
Prepaid expenses and other assets	20,457	62,244	27,087	47,095	43,868
TOTAL ASSETS	209,595,771	138,352,936	512,370,272	1,601,542,063	126,976,245

LIABILITIES
Due to custodian	—	679,235	—	—	—
Payable for investments purchased	710,827	1,280,419	7,457,839	24,430,771	192,815
Payable for Fund shares repurchased	113,843	1,962,479	1,496,685	734,593	51,000
Management fees payable	205,824	85,519	514,230	780,602	79,727
Distribution (12b-1) fees payable	1,897	2,054	9,179	32,840	—
Payable to related parties	9,726	15,397	43,805	70,511	11,593
Foreign Cap Gain Tax payable	49,811	—	—	—	—
Accrued expenses and other liabilities	57,515	39,055	114,965	222,502	10,610
TOTAL LIABILITIES	1,149,443	4,064,158	9,636,703	26,271,819	345,745
NET ASSETS	$208,446,328	$134,288,778	$502,733,569	$1,575,270,244	$126,630,500

Composition of Net Assets:
Paid in capital	$177,308,252	$147,032,421	$452,764,840	$1,498,190,307	$143,705,032
Total distributable earnings (losses)	31,138,076	(12,743,643)	49,968,729	77,079,937	(17,074,532)
NET ASSETS	$208,446,328	$134,288,778	$502,733,569	$1,575,270,244	$126,630,500

PRICING OF SHARES
Investor Class
Net Assets	$20,747,470	$19,194,221	$20,176,708	$20,406,784	$—
Shares of beneficial interest outstanding (a)	1,366,361	1,263,787	6,316,592	1,232,011	—
Net Asset Value, offering and redemption price per share	$15.18	$15.19	$3.19	$16.56	$—

Institutional Class
Net Assets	$187,698,858	$115,094,557	$482,556,861	$1,554,863,460	$126,630,500
Shares of beneficial interest outstanding (a)	12,214,585	7,466,546	149,389,880	93,016,135	7,034,190
Net Asset Value, offering and redemption price per share	$15.37	$15.41	$3.23	$16.72	$18.00

(a)	Unlimited number of shares of beneficial interest authorized, no par value.

See accompanying notes to financial statements.

Grandeur Peak Funds®	Statements of Operations
April 30, 2024

	Grandeur Peak	Grandeur Peak		Grandeur Peak	Grandeur Peak
	Emerging Markets	Global Contrarian	Grandeur Peak	Global Micro Cap	Global Opportunities
	Opportunities Fund	Fund	Global Explorer Fund	Fund	Fund
INVESTMENT INCOME
Dividends	$9,743,307	$5,062,942	$215,478	$1,087,148	$12,492,402
Interest	708,860	191,505	10,273	19,071	514,538
Less: Foreign dividend withholding taxes	(1,059,965)	(360,927)	(21,600)	(131,041)	(1,059,144)
TOTAL INVESTMENT INCOME	9,392,202	4,893,520	204,151	975,178	11,947,796

EXPENSES
Investment advisor fees	5,653,348	1,321,537	134,694	667,775	7,837,566
Distribution and service fees - Investor Class	20,563	—	—	—	144,054
Custodian fees	403,875	100,970	105,892	54,166	262,418
Administrative fees	143,976	53,380	30,504	28,035	208,488
Registration fees	42,926	22,721	20,527	15,344	19,554
Transfer agent fees	51,602	37,312	24,513	41,467	87,395
Audit fees	56,144	33,306	28,724	30,269	38,241
Trustees fees and expenses	25,304	9,784	7,840	9,758	35,125
Chief compliance officer fees	8,781	2,913	121	5,025	10,510
Printing fees	32,325	889	10,263	14,904	57,138
Insurance expense	6,260	3,032	8,222	803	8,228
Legal fees	15,644	1,510	2,195	455	17,907
Other expenses	35,155	20,707	9,552	14,959	37,180
TOTAL EXPENSES	6,495,903	1,608,061	383,047	882,960	8,763,804

Less: Fees waived/reimbursed by the
investment advisor	(90,980)	—	(230,004)	(3,837)	(317,513)
Plus: Recapture of fees previously waived	—	145,336	—	—	—
NET EXPENSES	6,404,923	1,753,397	153,043	879,123	8,446,291
NET INVESTMENT INCOME	2,987,279	3,140,123	51,108	96,055	3,501,505

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized gain (loss) from:
Investments	6,031,328	10,552,491	(459,657)	486,567	32,720,318
Foreign currency transactions	(347,493)	(49,971)	(1,685)	(12,258)	(58,430)
Net realized gain (loss)	5,683,835	10,502,520	(461,342)	474,309	32,661,888
Net change in unrealized appreciation (depreciation) on:
Investments	2,488,426	6,761,237	895,108	2,414,554	(40,868,923)
Foreign currency translations	464,549	3,344	(863)	12,494	(21,359)
Net change in unrealized appreciation (depreciation)	2,952,975	6,764,581	894,245	2,427,048	(40,890,282)

NET REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS	8,636,810	17,267,101	432,903	2,901,357	(8,228,394)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$11,624,089	$20,407,224	$484,011	$2,997,412	$(4,726,889)

See accompanying notes to financial statements.

Grandeur Peak Funds®	Statements of Operations
April 30, 2024

		Grandeur Peak	Grandeur Peak	Grandeur Peak
	Grandeur Peak	Global Stalwarts	International	International	Grandeur Peak US
	Global Reach Fund	Fund	Opportunities Fund	Stalwarts Fund	Stalwarts Fund
INVESTMENT INCOME
Dividends	$4,218,499	$2,302,636	$12,593,501	$28,117,717	$860,348
Interest	115,413	16,471	476,246	924,066	117,159
Less: Foreign dividend withholding taxes	(349,562)	(157,377)	(1,140,750)	(2,553,760)	20,035
TOTAL INVESTMENT INCOME	3,984,350	2,161,730	11,928,997	26,488,023	997,542

EXPENSES
Investment advisor fees	2,560,503	1,327,545	7,239,173	12,922,764	896,571
Distribution and service fees - Investor Class	61,580	62,789	60,857	63,992	—
Custodian fees	173,081	114,427	328,388	681,918	25,150
Administrative fees	79,499	67,402	206,559	541,266	44,903
Transfer agent fees	43,206	56,736	53,637	202,352	40,760
Registration fees	35,400	13,452	16,064	44,983	573
Audit fees	29,904	37,368	45,132	60,776	23,290
Trustees fees and expenses	17,877	14,268	34,161	81,741	11,607
Printing fees	42,388	31,585	44,606	195,924	13,916
Legal fees	8,231	6,934	18,791	46,781	5,767
Chief compliance officer fees	6,735	5,929	3,829	20,040	5,670
Insurance expense	4,180	3,326	8,415	22,748	1,222
Other expenses	26,181	22,498	44,195	76,468	3,782
TOTAL EXPENSES	3,088,765	1,764,259	8,103,807	14,961,753	1,073,211

Less: Fees waived/reimbursed by the
investment advisor	(119,486)	—	(197,835)	—	—
NET EXPENSES	2,969,279	1,764,259	7,905,972	14,961,753	1,073,211

NET INVESTMENT INCOME	1,015,071	397,471	4,023,025	11,526,270	(75,669)

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized gain (loss) from:
Investments	14,884,813	4,751,565	23,516,872	(51,480,126)	(1,635,974)
Foreign currency transactions	(57,418)	(55,370)	(120,159)	(813,648)	(621)
Net realized gain (loss) from:	14,827,395	4,696,195	23,396,713	(52,293,774)	(1,636,595)
Net change in unrealized appreciation (depreciation) on:
Investments	(6,942,397)	4,121,679	(51,736,788)	40,346,993	16,495,318
Foreign currency translations	1,664	(8,926)	465,590	(98,611)	97
Net change in unrealized appreciation (depreciation)	(6,940,733)	4,112,753	(51,271,198)	40,248,382	16,495,415

NET REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS	7,886,662	8,808,948	(27,874,485)	(12,045,392)	14,858,820

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$8,901,733	$9,206,419	$(23,851,460)	$(519,122)	$14,783,151

See accompanying notes to financial statements.

Grandeur Peak Emerging Markets Opportunities Fund	Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	April 30, 2024	April 30, 2023
OPERATIONS
Net investment income	$2,987,279	$2,818,503
Net realized gain	5,683,835	17,342,803
Net change in unrealized appreciation (depreciation)	2,952,975	(44,342,979)
Net increase (decrease) in net assets resulting from operations	11,624,089	(24,181,673)

DISTRIBUTIONS TO SHAREHOLDERS
Investor Class	(307,551)	(14,330)
Institutional Class	(15,936,503)	(1,228,754)
Net decrease in net assets from distributions	(16,244,054)	(1,243,084)

CAPITAL SHARE TRANSACTIONS
Proceeds from sales of shares:
Investor Class	130,592	613,572
Institutional Class	51,217,262	51,238,758

Distributions reinvested:
Investor Class	289,662	14,035
Institutional Class	15,045,772	1,153,392

Redemption fees:
Investor Class	55	20
Institutional Class	8,668	1,888

Cost of shares redeemed:
Investor Class	(1,836,182)	(2,185,292)
Institutional Class	(139,293,803)	(95,848,913)

Net decrease from capital shares transactions	(74,437,974)	(45,012,540)

NET DECREASE IN NET ASSETS	(79,057,939)	(70,437,297)

NET ASSETS
Beginning of Year	425,639,308	496,076,605
End of Year	$346,581,369	$425,639,308

OTHER INFORMATION
Shares Transactions
Investor Class
Issued	10,282	49,029
Issued to shareholders in reinvestment of distributions	23,025	1,167
Redeemed	(144,968)	(174,437)
Net decrease in share transactions	(111,661)	(124,241)

Institutional Class
Issued	3,984,097	4,050,696
Issued to shareholders in reinvestment of distributions	1,182,844	94,851
Redeemed	(10,882,022)	(7,718,184)
Net decrease in share transactions	(5,715,081)	(3,572,637)

See accompanying notes to financial statements.

Grandeur Peak Global Contrarian Fund	Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	April 30, 2024	April 30, 2023
OPERATIONS
Net investment income	$3,140,123	$2,325,042
Net realized gain (loss)	10,502,520	(12,166,283)
Net change in unrealized appreciation	6,764,581	8,452,852
Net increase (decrease) in net assets resulting from operations	20,407,224	(1,388,389)

DISTRIBUTIONS TO SHAREHOLDERS
Institutional Class	(2,725,193)	(2,503,330)
Total distributions to shareholders	(2,725,193)	(2,503,330)

CAPITAL SHARE TRANSACTIONS
Proceeds from sales of shares:
Institutional Class	38,932,301	52,743,021

Distributions reinvested:
Institutional Class	2,697,004	2,426,838

Redemption fees:
Institutional Class	7,235	7,491

Cost of shares redeemed:
Institutional Class	(35,060,959)	(40,008,507)

Net increase from capital shares transactions	6,575,581	15,168,843

NET INCREASE IN NET ASSETS	24,257,612	11,277,124

NET ASSETS
Beginning of Year	117,405,645	106,128,521
End of Year	$141,663,257	$117,405,645

OTHER INFORMATION
Shares Transactions
Institutional Class
Issued	2,781,445	3,970,518
Issued to shareholders in reinvestment of distributions	184,980	192,912
Redeemed	(2,450,862)	(3,111,613)
Net increase in share transactions	515,563	1,051,817

See accompanying notes to financial statements.

Grandeur Peak Global Explorer Fund	Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	April 30, 2024	April 30, 2023
OPERATIONS
Net investment income	$51,108	$28,927
Net realized loss	(461,342)	(1,455,685)
Net change in unrealized appreciation	894,245	1,073,911
Net increase (decrease) in net assets resulting from operations	484,011	(352,847)

DISTRIBUTIONS TO SHAREHOLDERS
Institutional Class	(79,438)	(24,043)
Net decrease in net assets from distributions	(79,438)	(24,043)

CAPITAL SHARE TRANSACTIONS
Proceeds from sales of shares:
Institutional Class	473,086	4,855,871

Distributions reinvested:
Institutional Class	76,664	23,263

Redemption fees:
Institutional Class	41	1,033

Cost of shares redeemed:
Institutional Class	(1,504,003)	(1,520,472)

Net increase (decrease) from capital shares transactions	(954,212)	3,359,695

NET INCREASE (DECREASE) IN NET ASSETS	(549,639)	2,982,805

NET ASSETS
Beginning of Year	12,443,862	9,461,057
End of Year	$11,894,223	$12,443,862

OTHER INFORMATION
Shares Transactions
Institutional Class
Issued	58,585	680,904
Issued to shareholders in reinvestment of distributions	9,741	3,272
Redeemed	(197,704)	(205,464)
Net increase (decrease) in share transactions	(129,378)	478,712

See accompanying notes to financial statements.

Grandeur Peak Global Micro Cap Fund	Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	April 30, 2024	April 30, 2023
OPERATIONS
Net investment income	$96,055	$60,577
Net realized gain (loss)	474,309	(858,745)
Net change in unrealized appreciation (depreciation)	2,427,048	(3,472,808)
Net increase (decrease) in net assets resulting from operations	2,997,412	(4,270,976)

CAPITAL SHARE TRANSACTIONS
Proceeds from sales of shares:
Institutional Class	2,414,971	5,982,899

Redemption fees:
Institutional Class	148	2

Cost of shares redeemed:
Institutional Class	(6,337,562)	(9,655,549)

Net decrease from capital shares transactions	(3,922,443)	(3,672,648)

NET DECREASE IN NET ASSETS	(925,031)	(7,943,624)

NET ASSETS
Beginning of Year	45,231,702	53,175,326
End of Year	$44,306,671	$45,231,702

OTHER INFORMATION
Shares Transactions
Institutional Class
Issued	217,591	490,504
Redeemed	(537,580)	(795,840)
Net decrease in share transactions	(319,989)	(305,336)

See accompanying notes to financial statements.

Grandeur Peak Global Opportunities Fund	Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	April 30, 2024	April 30, 2023
OPERATIONS
Net investment income	$3,501,505	$2,798,218
Net realized gain (loss)	32,661,888	(28,625,725)
Net change in unrealized depreciation	(40,890,282)	(22,316,079)
Net decrease in net assets resulting from operations	(4,726,889)	(48,143,586)

DISTRIBUTIONS TO SHAREHOLDERS
Investor Class	(240,600)	(1,234,811)
Institutional Class	(4,110,106)	(9,962,438)
Net decrease in net assets from distributions	(4,350,706)	(11,197,249)

CAPITAL SHARE TRANSACTIONS
Proceeds from sales of shares:
Investor Class	3,775,154	6,815,397
Institutional Class	46,896,007	97,065,543

Distributions reinvested:
Investor Class	239,488	1,229,951
Institutional Class	3,696,674	9,217,749

Redemption fees:
Investor Class	3,216	590
Institutional Class	5,813	10,111

Cost of shares redeemed:
Investor Class	(31,883,146)	(20,587,851)
Institutional Class	(123,286,257)	(130,357,753)

Net decrease from capital shares transactions	(100,553,051)	(36,606,263)

NET DECREASE IN NET ASSETS	(109,630,646)	(95,947,098)

NET ASSETS
Beginning of Year	676,212,961	772,160,059
End of Year	$566,582,315	$676,212,961

OTHER INFORMATION
Shares Transactions
Investor Class
Issued	1,103,292	2,037,656
Issued to shareholders in reinvestment of distributions	65,975	379,614
Redeemed	(9,369,243)	(6,171,045)
Net decrease in share transactions	(8,199,976)	(3,753,775)

Institutional Class
Issued	13,503,420	28,386,407
Issued to shareholders in reinvestment of distributions	993,730	2,768,093
Redeemed	(35,104,671)	(38,623,807)
Net decrease in share transactions	(20,607,521)	(7,469,307)

See accompanying notes to financial statements.

Grandeur Peak Global Reach Fund	Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	April 30, 2024	April 30, 2023
OPERATIONS
Net investment income	$1,015,071	$961,436
Net realized gain (loss)	14,827,395	(7,305,144)
Net change in depreciation	(6,940,733)	(21,389,299)
Net increase (decrease) in net assets resulting from operations	8,901,733	(27,733,007)

DISTRIBUTIONS TO SHAREHOLDERS
Investor Class	(34,521)	—
Institutional Class	(802,719)	(128,741)
Net decrease in net assets from distributions	(837,240)	(128,741)

CAPITAL SHARE TRANSACTIONS
Proceeds from sales of shares:
Investor Class	1,904,687	2,593,183
Institutional Class	27,488,195	34,183,813

Distributions reinvested:
Investor Class	24,470	—
Institutional Class	733,778	116,486

Redemption fees:
Investor Class	91	27
Institutional Class	2,279	1,562

Cost of shares redeemed:
Investor Class	(9,275,472)	(5,684,434)
Institutional Class	(85,536,640)	(59,269,232)

Net decrease from capital shares transactions	(64,658,612)	(28,058,595)

NET DECREASE IN NET ASSETS	(56,594,119)	(55,920,343)

NET ASSETS
Beginning of Year	265,040,447	320,960,790
End of Year	$208,446,328	$265,040,447

OTHER INFORMATION
Shares Transactions
Investor Class
Issued	127,748	177,920
Issued to shareholders in reinvestment of distributions	2,188	—
Redeemed	(635,922)	(395,196)
Net decrease in share transactions	(505,986)	(217,276)

Institutional Class
Issued	1,813,077	2,343,747
Issued to shareholders in reinvestment of distributions	46,092	8,146
Redeemed	(5,675,086)	(4,098,540)
Net decrease in share transactions	(3,815,917)	(1,746,647)

See accompanying notes to financial statements.

Grandeur Peak Global Stalwarts Fund	Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	April 30, 2024	April 30, 2023
OPERATIONS
Net investment income	$397,471	$339,907
Net realized gain (loss)	4,696,195	(37,174,210)
Net change in unrealized appreciation/(depreciation)	4,112,753	(782,805)
Net decrease in net assets resulting from operations	9,206,419	(37,617,108)

DISTRIBUTIONS TO SHAREHOLDERS
Investor Class	(27,755)	—
Institutional Class	(545,737)	—
Return of Capital	—	(323,040)
Net decrease in net assets from distributions	(573,492)	(323,040)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from sales of shares:
Investor Class	1,524,246	4,381,138
Institutional Class	13,623,611	61,912,119

Distributions reinvested:
Investor Class	27,674	—
Institutional Class	507,153	304,452

Redemption fees:
Investor Class	599	3,549
Institutional Class	28,025	22,409

Cost of shares redeemed:
Investor Class	(14,477,178)	(19,837,801)
Institutional Class	(74,192,892)	(147,754,620)

Net decrease from capital shares transactions	(72,958,762)	(100,968,754)

NET DECREASE IN NET ASSETS	(64,325,835)	(138,908,902)

NET ASSETS
Beginning of Year	198,614,613	337,523,515
End of Year	$134,288,778	$198,614,613

OTHER INFORMATION
Shares Transactions
Investor Class
Issued	102,854	294,329
Issued to shareholders in reinvestment of distributions	1,728	—
Redeemed	(961,228)	(1,321,990)
Net decrease in share transactions	(856,646)	(1,027,661)

Institutional Class
Issued	928,439	4,074,362
Issued to shareholders in reinvestment of distributions	31,228	21,084
Redeemed	(4,927,810)	(9,713,154)
Net decrease in share transactions	(3,968,143)	(5,617,708)

See accompanying notes to financial statements.

Grandeur Peak International Opportunities Fund	Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	April 30, 2024	April 30, 2023
OPERATIONS
Net investment income	$4,023,025	$3,187,352
Net realized gain (loss)	23,396,713	(8,627,989)
Net change in unrealized depreciation	(51,271,198)	(35,924,300)
Net decrease in net assets resulting from operations	(23,851,460)	(41,364,937)

DISTRIBUTIONS TO SHAREHOLDERS
Investor Class	(150,979)	(12,024)
Institutional Class	(5,036,500)	(1,283,282)
Net decrease in net assets from distributions	(5,187,479)	(1,295,306)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from sales of shares:
Investor Class	2,751,565	4,113,677
Institutional Class	36,177,464	125,533,553

Distributions reinvested:
Investor Class	147,062	11,774
Institutional Class	4,783,119	1,149,581

Redemption fees:
Investor Class	677	549
Institutional Class	1,836	513

Cost of shares redeemed:
Investor Class	(10,657,882)	(12,851,897)
Institutional Class	(134,556,586)	(140,172,258)

Net decrease from capital shares transactions	(101,352,745)	(22,214,508)

NET DECREASE IN NET ASSETS	(130,391,684)	(64,874,751)

NET ASSETS
Beginning of Year	633,125,253	698,000,004
End of Year	$502,733,569	$633,125,253

OTHER INFORMATION
Shares Transactions
Investor Class
Issued	822,581	1,255,558
Issued to shareholders in reinvestment of distributions	43,127	3,703
Redeemed	(3,272,373)	(3,983,035)
Net decrease in share transactions	(2,406,665)	(2,723,774)

Institutional Class
Issued	10,997,776	38,471,407
Issued to shareholders in reinvestment of distributions	1,390,442	358,125
Redeemed	(40,857,316)	(43,196,954)
Net decrease in share transactions	(28,469,098)	(4,367,422)

See accompanying notes to financial statements.

Grandeur Peak International Stalwarts Fund	Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	April 30, 2024	April 30, 2023
OPERATIONS
Net investment income	$11,526,270	$8,587,723
Net realized loss	(52,293,774)	(67,741,816)
Net change in unrealized appreciation (depreciation)	40,248,382	(53,374,756)
Net decrease in net assets resulting from operations	(519,122)	(112,528,849)

DISTRIBUTIONS TO SHAREHOLDERS
Investor Class	(142,651)	(28,865)
Institutional Class	(13,208,019)	(3,931,419)
Net decrease in net assets from distributions	(13,350,670)	(3,960,284)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from sales of shares:
Investor Class	1,264,021	2,633,104
Institutional Class	386,421,995	599,089,862

Distributions reinvested:
Investor Class	142,588	28,703
Institutional Class	12,538,889	3,830,117

Redemption fees:
Investor Class	394	2,441
Institutional Class	5,346	30,156

Cost of shares redeemed:
Investor Class	(11,974,978)	(19,013,074)
Institutional Class	(528,225,211)	(375,516,743)

Net increase (decrease) from capital shares transactions	(139,826,956)	211,084,566

NET INCREASE (DECREASE) IN NET ASSETS	(153,696,748)	94,595,433

NET ASSETS
Beginning of Year	1,728,966,992	1,634,371,559
End of Year	$1,575,270,244	$1,728,966,992

OTHER INFORMATION
Shares Transactions
Investor Class
Issued	76,655	159,819
Issued to shareholders in reinvestment of distributions	8,209	1,810
Redeemed	(734,508)	(1,141,972)
Net decrease in share transactions	(649,644)	(980,343)

Institutional Class
Issued	23,570,745	37,183,737
Issued to shareholders in reinvestment of distributions	715,690	239,383
Redeemed	(33,126,239)	(23,214,152)
Net increase (decrease) in share transactions	(8,839,804)	14,208,968

See accompanying notes to financial statements.

Grandeur Peak US Stalwarts Fund	Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	April 30, 2024	April 30, 2023
OPERATIONS
Net investment income (loss)	$(75,669)	$(146,277)
Net realized loss	(1,636,595)	(27,885,294)
Net change in unrealized appreciation	16,495,415	12,726,238
Net increase (decrease) in net assets resulting from operations	14,783,151	(15,305,333)

DISTRIBUTIONS TO SHAREHOLDERS
Institutional Class	—	(13,503)
Net decrease in net assets from distributions	—	(13,503)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from sales of shares:
Institutional Class	36,667,542	56,471,344

Distributions reinvested:
Institutional Class	—	11,569

Redemption fees:
Institutional Class	1,089	1,337

Cost of shares redeemed:
Institutional Class	(29,279,999)	(68,240,742)

Net increase (decrease) from capital shares transactions	7,388,632	(11,756,492)

NET INCREASE (DECREASE) IN NET ASSETS	22,171,783	(27,075,328)

NET ASSETS
Beginning of Year	104,458,717	131,534,045
End of Year	$126,630,500	$104,458,717

OTHER INFORMATION
Shares Transactions
Institutional Class
Issued	2,118,398	3,367,288
Issued to shareholders in reinvestment of distributions	—	729
Redeemed	(1,724,276)	(4,182,186)
Net decrease in share transactions	394,122	(814,169)

See accompanying notes to financial statements.

Grandeur Peak Emerging Markets Opportunities Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

	Year Ended		Year Ended	Year Ended	Year Ended		Year Ended
Investor Class	April 30, 2024		April 30, 2023	April 30, 2022	April 30, 2021		April 30, 2020
NET ASSET VALUE, BEGINNING OF YEAR	$12.58		$13.21	$17.70	$11.07		$11.82
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)	0.06		0.06	(0.01)	(0.08)		0.01
Net realized and unrealized gain/(loss) on investments	0.25		(0.67)	(2.48)	6.71		(0.75)
Total income/(loss) from investment operations	0.31		(0.61)	(2.49)	6.63		(0.74)
DISTRIBUTIONS
From net investment income	(0.02)		(0.02)	—	(0.00	) (b)	(0.01)
From net realized gain on investments	(0.47)		—	(2.00)	—		—
Total distributions	(0.49)		(0.02)	(2.00)	(0.00	) (b)	(0.01)
REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00	(b)	0.00 (b)	—	0.00	(b)	—
NET ASSET VALUE, END OF YEAR	$12.40		$12.58	$13.21	$17.70		$11.07
TOTAL RETURN(c)	2.38	% (d)	(4.62)%	(16.01)%	59.92%		(6.29)%
Net assets, at end of year (000s)	$7,253		$8,767	$10,846	$15,011		$10,056
Expenses (excluding fees waived/reimbursed by investment advisor)	1.83%		1.70%	1.76%	1.75%		1.76%
Expenses (including fees waived/reimbursed by investment advisor)	1.81%		1.68%	1.63%	1.68%		1.74%
Net investment income/(loss)	0.48%		0.45%	(0.09)%	(0.50)%		0.09%
PORTFOLIO TURNOVER RATE	38%		32%	31%	35%		24%

(a)	Per share numbers have been calculated using the average shares method.

(b)	Less than $0.005 or ($0.005) per share.

(c)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any. Had the investment advisor not waived a portion of the Fund’s expenses in certain periods, total returns would have been lower.

(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

See accompanying notes to financial statements.

Grandeur Peak Emerging Markets Opportunities Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
Institutional Class	April 30, 2024		April 30, 2023	April 30, 2022	April 30, 2021	April 30, 2020
NET ASSET VALUE, BEGINNING OF YEAR	$12.72		$13.35	$17.83	$11.14	$11.88
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)	0.09		0.08	0.03	(0.04)	0.04
Net realized and unrealized gain/(loss) on investments	0.25		(0.67)	(2.51)	6.76	(0.75)
Total income/(loss) from investment operations	0.34		(0.59)	(2.48)	6.72	(0.71)
DISTRIBUTIONS
From net investment income	(0.04)		(0.04)	—	(0.01)	(0.03)
From net realized gain on investments	(0.47)		—	(2.00)	(0.02)	—
Total distributions	(0.51)		(0.04)	(2.00)	(0.03)	(0.03)
REDEMPTION FEES ADDED TO PAID-IN CAPITAL(b)	0.00		0.00	0.00	0.00	0.00
NET ASSET VALUE, END OF YEAR	$12.55		$12.72	$13.35	$17.83	$11.14
TOTAL RETURN(c)	2.66	% (d)	(4.42)%	(15.82)%	60.30%	(6.03)%
Net assets, at end of year (000s)	$339,328		$416,872	$485,230	$623,538	$389,373
Expenses (excluding fees waived/reimbursed by investment advisor)	1.58%		1.51%	1.52%	1.52%	1.53%
Expenses (including fees waived/reimbursed by investment advisor)	1.56%		1.48%	1.39%	1.45%	1.51%
Net investment income/(loss)	0.73%		0.66%	0.15%	(0.27)%	0.29%
PORTFOLIO TURNOVER RATE	38%		32%	31%	35%	24%

(a)	Per share numbers have been calculated using the average shares method.

(b)	Less than $0.005 or ($0.005) per share.

(c)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any. Had the investment advisor not waived a portion of the Fund’s expenses in certain periods, total returns would have been lower.

(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

See accompanying notes to financial statements.

Grandeur Peak Global Contrarian Fund	Financial Highlights
For a Share Outstanding Throughout the Years or Periods Presented

	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
Institutional Class	April 30, 2024	April 30, 2023	April 30, 2022	April 30, 2021	April 30, 2020(a)
NET ASSET VALUE, BEGINNING OF PERIOD/YEAR	$13.26	$13.60	$15.41	$8.78	$10.00
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)	0.34	0.30	0.20	0.25	0.06
Net realized and unrealized gain/(loss) on investments	1.81	(0.26)	(1.12)	6.61	(1.25)
Total income/(loss) from investment operations	2.15	0.04	(0.92)	6.86	(1.19)
DISTRIBUTIONS
From net investment income	(0.29)	(0.29)	(0.14)	(0.23)	(0.01)
From net realized gain on investments	—	(0.09)	(0.75)	—	(0.02)
Total distributions	(0.29)	(0.38)	(0.89)	(0.23)	(0.03)
REDEMPTION FEES ADDED TO PAID-IN CAPITAL(c)	0.00	0.00	0.00	0.00	0.00
NET ASSET VALUE, END OF PERIOD/YEAR	$15.12	$13.26	$13.60	$15.41	$8.78
TOTAL RETURN(d)	16.28%	0.42%	(6.51)%	78.51%	(11.96	)% (e)
Net assets, at end of period/year (000s)	$141,663	$117,406	$106,129	$49,403	$8,861
Expenses (excluding fees waived/reimbursed/recaptured by investment advisor)	1.25%	1.35%	1.40%	1.87%	4.69	% (f)(g)
Expenses (including fees waived/reimbursed/recaptured by investment advisor)	1.35%	1.35%	1.35%	1.35%	1.35	% (f)(g)
Net investment income	2.42%	2.29%	1.33%	1.91%	1.05	% (f)
PORTFOLIO TURNOVER RATE	51%	81%	50%	54%	34	% (e)

(a)	Grandeur Peak Global Contrarian Fund commenced on September 17, 2019 and reorganized into the Trust on October 20, 2023.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Less than $0.005 or ($0.005) per share.

(d)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any. Had the investment advisor not waived or recaptured a portion of the Fund’s expenses in certain periods, total returns would have been lower.

(e)	Not annualized.

(f)	Annualized.

(g)	Expense ratios during startup periods may not be representative of longer term operating periods.

See accompanying notes to financial statements.

Grandeur Peak Global Explorer Fund	Financial Highlights
For a Share Outstanding Throughout the Year or Periods Presented

	Year Ended	Year Ended	Period Ended
Institutional Class	April 30, 2024	April 30, 2023	April 30, 2022(a)
NET ASSET VALUE, BEGINNING OF PERIOD/YEAR	$7.36	$7.80	$10.00
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(b)	0.03	0.02	(0.01)
Net realized and unrealized loss on investments	0.27	(0.44)	(2.19)
Total loss from investment operations	0.30	(0.42)	(2.20)
DISTRIBUTIONS
From net investment income	(0.05)	(0.02)	—
Total distributions	(0.05)	(0.02)	—
REDEMPTION FEES ADDED TO PAID-IN CAPITAL(c)	0.00	0.00	0.00
NET ASSET VALUE, END OF PERIOD/YEAR	$7.61	$7.36	$7.80
TOTAL RETURN(d)	4.05%	(5.40)%	(22.00	)% (e)
Net assets, at end of period/year (000s)	$11,894	$12,444	$9,461
Expenses (excluding fees waived/reimbursed by investment advisor)	3.14%	3.97%	2.45	% (f)(g)
Expenses (including fees waived/reimbursed by investment advisor)	1.25%	1.25%	1.25	% (f)(g)
Net investment income/(loss)	0.42%	0.29%	(0.16	)% (f)
PORTFOLIO TURNOVER RATE	43%	38%	8	% (e)

(a)	Grandeur Peak Global Explorer Fund commenced on December 16, 2021 and reorganized into the Trust on October 20, 2023.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Less than $0.005 or ($0.005) per share.

(d)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any. Had the investment advisor not waived a portion of the Fund’s expenses in certain periods, total returns would have been lower.

(e)	Not annualized.

(f)	Annualized.

(g)	Expense ratios during startup periods may not be representative of longer term operating periods.

See accompanying notes to financial statements.

Grandeur Peak Global Micro Cap Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Institutional Class	April 30, 2024	April 30, 2023	April 30, 2022	April 30, 2021	April 30, 2020
NET ASSET VALUE, BEGINNING OF YEAR	$12.44	$13.49	$20.65	$11.05	$11.31
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)	0.03	0.02	(0.09)	(0.10)	0.01
Net realized and unrealized gain/(loss) on investments	0.89	(1.07)	(4.24)	11.17	(0.19)
Total income/(loss) from investment operations	0.92	(1.05)	(4.33)	11.07	(0.18)
DISTRIBUTIONS
From net investment income	—	—	—	(0.14)	(0.03)
From net realized gain on investments	—	—	(2.83)	(1.33)	(0.05)
Total distributions	—	—	(2.83)	(1.47)	(0.08)
REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00 (b)	0.00 (b)	0.00 (b)	—	0.00 (b)
NET ASSET VALUE, END OF YEAR	$13.36	$12.44	$13.49	$20.65	$11.05
TOTAL RETURN(c)	7.40%	(7.78)%	(24.25)%	102.43%	(1.62)%
Net assets, at end of year (000s)	$44,307	$45,232	$53,175	$70,375	$29,634
Expenses (excluding fees waived/reimbursed by investment advisor)	2.01%	1.85%	1.94%	2.02%	2.06%
Expenses (including fees waived/reimbursed by investment advisor)	2.00%	1.85%	1.94%	2.00%	2.00%
Net investment income/(loss)	0.22%	0.13%	(0.50)%	(0.62)%	0.09%
PORTFOLIO TURNOVER RATE	34%	37%	36%	36%	33%

(a)	Per share numbers have been calculated using the average shares method.

(b)	Less than $0.005 or ($0.005) per share.

(c)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any. Had the investment advisor not waived a portion of the Fund’s expenses in certain periods, total returns would have been lower.

See accompanying notes to financial statements.

Grandeur Peak Global Opportunities Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
Investor Class	April 30, 2024	April 30, 2023	April 30, 2022	April 30, 2021		April 30, 2020
NET ASSET VALUE, BEGINNING OF YEAR	$3.42	$3.70	$5.51	$3.24		$3.48
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)	0.05	0.01	(0.01)	(0.02)		(0.01	) (b)
Net realized and unrealized gain/(loss) on investments	(0.08)	(0.23)	(0.82)	2.66		(0.03)
Total income/(loss) from investment operations	(0.03)	(0.22)	(0.83)	2.64		(0.04)
DISTRIBUTIONS
From net investment income	(0.02)	—	—	(0.00	) (c)	—
From net realized gain on investments	—	(0.06)	(0.98)	(0.37)		(0.20)
Total distributions	(0.02)	(0.06)	(0.98)	(0.37)		(0.20)
REDEMPTION FEES ADDED TO PAID-IN CAPITAL(c)	0.00	0.00	0.00	0.00		0.00
NET ASSET VALUE, END OF YEAR	$3.37	$3.42	$3.70	$5.51		$3.24
TOTAL RETURN(d)	(1.03)%	(5.99)%	(19.49)%	82.94%		(1.73)%
Net assets, at end of year (000s)	$43,680	$72,420	$92,173	$131,739		$92,843
Expenses (excluding fees waived/reimbursed by investment advisor)	1.63%	1.60%	1.57%	1.60%		1.61%
Expenses (including fees waived/reimbursed by investment advisor)	1.58%	1.54%	1.45%	1.51%		1.57%
Net investment income/(loss)	0.23%	0.21%	(0.14)%	(0.34)%		(0.17)%
PORTFOLIO TURNOVER RATE	36%	28%	33%	47%		41%

(a)	Per share numbers have been calculated using the average shares method.

(b)	The per share amount does not correspond to activity reflected in the Statement of Operations due to class specific expenses during the period.

(c)	Less than $0.005 or ($0.005) per share.

(d)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any. Had the investment advisor not waived a portion of the Fund’s expenses in certain periods, total returns would have been lower.

See accompanying notes to financial statements.

Grandeur Peak Global Opportunities Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Institutional Class	April 30, 2024	April 30, 2023	April 30, 2022	April 30, 2021	April 30, 2020
NET ASSET VALUE, BEGINNING OF YEAR	$3.51	$3.79	$5.61	$3.29	$3.52
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)	0.02	0.02	0.00	0.00	0.00
Net realized and unrealized gain/(loss) on investments	(0.05)	(0.24)	(0.84)	2.70	(0.03)
Total income/(loss) from investment operations	(0.03)	(0.22)	(0.84)	2.70	(0.03)
DISTRIBUTIONS
From net investment income	(0.03)	(0.00)	(0.00)	(0.01)	—
From net realized gain on investments	—	(0.06)	(0.98)	(0.37)	(0.20)
Total distributions	(0.03)	(0.06)	(0.98)	(0.37)	(0.20)
REDEMPTION FEES ADDED TO PAID-IN CAPITAL(b)	0.00	0.00	0.00	0.00	0.00
NET ASSET VALUE, END OF YEAR	$3.45	$3.51	$3.79	$5.61	$3.29
TOTAL RETURN(c)	(1.01)%	(5.74)%	(19.30)%	83.44%	(1.42)%
Net assets, at end of year (000s)	$522,903	$603,793	$679,987	$889,823	$470,142
Expenses (excluding fees waived/reimbursed by investment advisor)	1.38%	1.36%	1.34%	1.35%	1.37%
Expenses (including fees waived/reimbursed by investment advisor)	1.33%	1.30%	1.22%	1.27%	1.33%
Net investment income/(loss)	0.48%	0.44%	0.09%	(0.08)%	0.05%
PORTFOLIO TURNOVER RATE	36%	28%	33%	47%	41%

(a)	Per share numbers have been calculated using the average shares method.

(b)	Less than $0.005 or ($0.005) per share.

(c)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any. Had the investment advisor not waived a portion of the Fund’s expenses in certain periods, total returns would have been lower.

See accompanying notes to financial statements.

Grandeur Peak Global Reach Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Investor Class	April 30, 2024	April 30, 2023	April 30, 2022	April 30, 2021	April 30, 2020
NET ASSET VALUE, BEGINNING OF YEAR	$14.65	$16.01	$23.16	$14.12	$14.98
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)	0.03	0.02	(0.07)	(0.07)	(0.01	) (b)
Net realized and unrealized gain/(loss) on investments	0.52	(1.38)	(3.77)	10.79	(0.44)
Total income/(loss) from investment operations	0.55	(1.36)	(3.84)	10.72	(0.45)
DISTRIBUTIONS
From net investment income	(0.02)	—	—	(0.01)	—
From net realized gain on investments	—	—	(3.31)	(1.67)	(0.41)
Total distributions	(0.02)	—	(3.31)	(1.68)	(0.41)
REDEMPTION FEES ADDED TO PAID-IN CAPITAL(c)	0.00	0.00	0.00	0.00	0.00
NET ASSET VALUE, END OF YEAR	$15.18	$14.65	$16.01	$23.16	$14.12
TOTAL RETURN(d)	3.77%	(8.49)%	(20.17)%	77.38%	(3.31)%
Net assets, at end of year (000s)	$20,747	$27,427	$33,459	$59,164	$40,307
Expenses (excluding fees waived/reimbursed by investment advisor)	1.55%	1.49%	1.49%	1.52%	1.52%
Expenses (including fees waived/reimbursed by investment advisor)	1.50%	1.49%	1.48%	1.52%	1.52%
Net investment income/(loss)	0.22%	0.16%	(0.32)%	(0.38)%	(0.04)%
PORTFOLIO TURNOVER RATE	41%	42%	42%	41%	32%

(a)	Per share numbers have been calculated using the average shares method.

(b)	The per share amount does not correspond to activity reflected in the Statement of Operations due to class specific expenses during the period.

(c)	Less than $0.005 or ($0.005) per share.

(d)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any. Had the investment advisor not waived a portion of the Fund’s expenses in certain periods, total returns would have been lower.

See accompanying notes to financial statements.

Grandeur Peak Global Reach Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Institutional Class	April 30, 2024	April 30, 2023	April 30, 2022	April 30, 2021	April 30, 2020
NET ASSET VALUE, BEGINNING OF YEAR	$14.82	$16.17	$23.31	$14.19	$15.04
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)	0.07	0.06	(0.02)	(0.03)	0.03
Net realized and unrealized gain/(loss) on investments	0.54	(1.40)	(3.81)	10.86	(0.45)
Total income/(loss) from investment operations	0.61	(1.34)	(3.83)	10.83	(0.42)
DISTRIBUTIONS
From net investment income	(0.06)	(0.01)	—	(0.04)	(0.02)
From net realized gain on investments	—	—	(3.31)	(1.67)	(0.41)
Total distributions	(0.06)	(0.01)	(3.31)	(1.71)	(0.43)
REDEMPTION FEES ADDED TO PAID-IN CAPITAL(b)	0.00	0.00	0.00	0.00	0.00
NET ASSET VALUE, END OF YEAR	$15.37	$14.82	$16.17	$23.31	$14.19
TOTAL RETURN(c)	4.11%	(8.30)%	(19.99)%	77.81%	(3.09)%
Net assets, at end of year (000s)	$187,699	$237,614	$287,502	$317,828	$200,988
Expenses (excluding fees waived/reimbursed by investment advisor)	1.30%	1.26%	1.25%	1.27%	1.27%
Expenses (including fees waived/reimbursed by investment advisor)	1.25%	1.25%	1.24%	1.27%	1.27%
Net investment income/(loss)	0.47%	0.40%	(0.09)%	(0.14)%	0.21%
PORTFOLIO TURNOVER RATE	41%	42%	42%	41%	32%

(a)	Per share numbers have been calculated using the average shares method.

(b)	Less than $0.005 or ($0.005) per share.

(c)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any. Had the investment advisor not waived a portion of the Fund’s expenses in certain periods, total returns would have been lower.

See accompanying notes to financial statements.

Grandeur Peak Global Stalwarts Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Investor Class	April 30, 2024	April 30, 2023	April 30, 2022	April 30, 2021	April 30, 2020
NET ASSET VALUE, BEGINNING OF YEAR	$14.47	$16.51	$23.26	$14.26	$14.83
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)	0.01	(0.01)	(0.06)	(0.04)	(0.01	) (b)
Net realized and unrealized gain/(loss) on investments	0.73	(2.03)	(4.21)	9.72	0.31
Total income/(loss) from investment operations	0.74	(2.04)	(4.27)	9.68	(0.32)
DISTRIBUTIONS
From net investment income	(0.02)	—	—	—	(0.00	) (c)
From net realized gain on investments	—	—	(2.48)	(0.68)	(0.25)
Total distributions	(0.02)	—	(2.48)	(0.68)	(0.25)
REDEMPTION FEES ADDED TO PAID-IN CAPITAL(c)	0.00	0.00	0.00	0.00	0.00
NET ASSET VALUE, END OF YEAR	$15.19	$14.47	$16.51	$23.26	$14.26
TOTAL RETURN(d)	5.09%	(12.36)%	(21.45)%	68.36%	(2.22)%
Net assets, at end of year (000s)	$19,194	$30,682	$51,984	$103,891	$85,310
Expenses (excluding fees waived/reimbursed by investment advisor)	1.27%	1.21%	1.17%	1.21%	1.24%
Expenses (including fees waived/reimbursed by investment advisor)	1.27%	1.21%	1.17%	1.21%	1.24%
Net investment income/(loss)	0.03%	(0.06)%	(0.24)%	(0.23)%	(0.10)%
PORTFOLIO TURNOVER RATE	55%	32%	49%	50%	50%

(a)	Per share numbers have been calculated using the average shares method.

(b)	The per share amount does not correspond to activity reflected in the Statement of Operations due to class specific expenses during the period.

(c)	Less than $0.005 or ($0.005) per share.

(d)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any. Had the investment advisor not waived a portion of the Fund’s expenses in certain periods, total returns would have been lower.

See accompanying notes to financial statements.

Grandeur Peak Global Stalwarts Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
Institutional Class	April 30, 2024	April 30, 2023	April 30, 2022		April 30, 2021	April 30, 2020
NET ASSET VALUE, BEGINNING OF YEAR	$14.69	$16.74	$23.50		$14.37	$14.93
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)	0.04	0.03	(0.00	) (b)	0.01	0.03
Net realized and unrealized gain/(loss) on investments	0.74	(2.05)	(4.28)		9.80	(0.31)
Total income/(loss) from investment operations	0.78	(2.02)	(4.28)		9.81	(0.28)
DISTRIBUTIONS
From net investment income	(0.06)	(0.03)	—		—	(0.03)
From net realized gain on investments	—	—	(2.48)		(0.68)	(0.25)
Total distributions	(0.06)	(0.03)	(2.48)		(0.68)	(0.28)
REDEMPTION FEES ADDED TO PAID-IN CAPITAL(b)	0.00	0.00	0.00		0.00	0.00
NET ASSET VALUE, END OF YEAR	$15.41	$14.69	$16.74		$23.50	$14.37
TOTAL RETURN(c)	5.31%	(12.09)%	(21.26)%		68.74%	(2.05)%
Net assets, at end of year (000s)	$115,095	$167,932	$285,539		$263,711	$119,600
Expenses (excluding fees waived/reimbursed by investment advisor)	1.03%	0.94%	0.93%		0.96%	0.99%
Expenses (including fees waived/reimbursed by investment advisor)	1.03%	0.94%	0.93%		0.96%	0.99%
Net investment income/(loss)	0.28%	0.21%	(0.01)%		0.06%	0.17%
PORTFOLIO TURNOVER RATE	55%	32%	49%		50%	50%

(a)	Per share numbers have been calculated using the average shares method.

(b)	Less than $0.005 or ($0.005) per share.

(c)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any. Had the investment advisor not waived a portion of the Fund’s expenses in certain periods, total returns would have been lower.

See accompanying notes to financial statements.

Grandeur Peak International Opportunities Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

	Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
Investor Class	April 30, 2024	April 30, 2023		April 30, 2022	April 30, 2021	April 30, 2020
NET ASSET VALUE, BEGINNING OF YEAR	$3.36	$3.57		$5.17	$3.04	$3.34
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)	0.01	0.01		(0.01)	(0.01)	0.00	(b)
Net realized and unrealized gain/(loss) on investments	(0.16)	(0.22)		(0.94)	2.30	(0.18)
Total income/(loss) from investment operations	(0.15)	(0.21)		(0.95)	2.29	(0.18)
DISTRIBUTIONS
From net investment income	(0.01)	(0.00	) (b)	—	(0.01)	(0.00	) (b)
From net realized gain on investments	(0.01)	—		(0.65)	(0.15)	(0.12)
Total distributions	(0.02)	(0.00	) (b)	(0.65)	(0.16)	(0.12)
REDEMPTION FEES ADDED TO PAID-IN CAPITAL(b)	0.00	0.00		0.00	0.00	0.00
NET ASSET VALUE, END OF YEAR	$3.19	$3.36		$3.57	$5.17	$3.04
TOTAL RETURN(c)	(4.45)%	(5.85)%		(21.60)%	75.87%	(5.79)%
Net assets, at end of year (000s)	$20,177	$29,277		$40,835	$69,041	$41,351
Expenses (excluding fees waived/reimbursed by investment advisor)	1.64%	1.60%		1.60%	1.60%	1.61%
Expenses (including fees waived/reimbursed by investment advisor)	1.61%	1.55%		1.48%	1.53%	1.58%
Net investment income/(loss)	0.46%	0.29%		(0.24)%	(0.27)%	0.01%
PORTFOLIO TURNOVER RATE	30%	28%		26%	36%	27%

(a)	Per share numbers have been calculated using the average shares method.

(b)	Less than $0.005 or ($0.005) per share.

(c)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any. Had the investment advisor not waived a portion of the Fund’s expenses in certain periods, total returns would have been lower.

See accompanying notes to financial statements.

Grandeur Peak International Opportunities Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

	Year Ended		Year Ended	Year Ended		Year Ended		Year Ended
Institutional Class	April 30, 2024		April 30, 2023	April 30, 2022		April 30, 2021		April 30, 2020
NET ASSET VALUE, BEGINNING OF YEAR	$3.40		$3.61	$5.21		$3.06		$3.36
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)	0.03		0.02	(0.00	) (b)	(0.00	) (b)	0.01
Net realized and unrealized gain/(loss) on investments	(0.17)		(0.22)	(0.95)		2.31		(0.18)
Total income/(loss) from investment operations	(0.14)		(0.20)	(0.95)		2.31		(0.17)
DISTRIBUTIONS
From net investment income	(0.02)		(0.01)	(0.00	) (b)	(0.01)		(0.01)
From net realized gain on investments	(0.01)		—	(0.65)		(0.15)		(0.12)
Total distributions	(0.03)		(0.01)	(0.65)		(0.16)		(0.13)
REDEMPTION FEES ADDED TO PAID-IN CAPITAL(b)	0.00		0.00	0.00		0.00		0.00
NET ASSET VALUE, END OF YEAR	$3.23		$3.40	$3.61		$5.21		$3.06
TOTAL RETURN(c)	(4.14	)% (d)	(5.61)%	(21.38)%		76.29%		(5.60)%
Net assets, at end of year (000s)	$482,557		$603,848	$657,165		$904,059		$473,820
Expenses (excluding fees waived/reimbursed by investment advisor)	1.39%		1.36%	1.35%		1.36%		1.37%
Expenses (including fees waived/reimbursed by investment advisor)	1.36%		1.31%	1.23%		1.28%		1.34%
Net investment income/(loss)	0.71%		0.51%	(0.01)%		(0.02)%		0.24%
PORTFOLIO TURNOVER RATE	30%		28%	26%		36%		27%

(a)	Per share numbers have been calculated using the average shares method.

(b)	Less than $0.005 or ($0.005) per share.

(c)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any. Had the investment advisor not waived a portion of the Fund’s expenses in certain periods, total returns would have been lower.

(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

See accompanying notes to financial statements.

Grandeur Peak International Stalwarts Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
Investor Class	April 30, 2024	April 30, 2023	April 30, 2022	April 30, 2021		April 30, 2020
NET ASSET VALUE, BEGINNING OF YEAR	$16.51	$17.91	$24.05	$14.40		$14.70
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)	0.08	0.05	(0.03)	(0.00	) (b)	0.01
Net realized and unrealized gain/(loss) on investments	0.07	(1.44)	(3.93)	9.70		(0.29)
Total income/(loss) from investment operations	0.15	(1.39)	(3.96)	9.70		(0.28)
DISTRIBUTIONS
From net investment income	(0.10)	(0.01)	—	—		(0.02)
From net realized gain on investments	—	—	(2.18)	(0.05)		—
Total distributions	(0.10)	(0.01)	(2.18)	(0.05)		(0.02)
REDEMPTION FEES ADDED TO PAID-IN CAPITAL(b)	0.00	0.00	0.00	0.00		0.00
NET ASSET VALUE, END OF YEAR	$16.56	$16.51	$17.91	$9.65		$14.40
TOTAL RETURN(c)	0.86%	(7.73)%	(19.07)%	67.36%		(1.91)%
Net assets, at end of year (000s)	$20,407	$31,075	$51,250	$67,688		$82,289
Expenses (excluding fees waived/reimbursed by investment advisor)	1.17%	1.15%	1.14%	1.15%		1.17%
Expenses (including fees waived/reimbursed by investment advisor)	1.17%	1.15%	1.14%	1.15%		1.17%
Net investment income/(loss)	0.51%	0.32%	(0.13)%	(0.01)%		0.04%
PORTFOLIO TURNOVER RATE	54%	32%	43%	33%		32%

(a)	Per share numbers have been calculated using the average shares method.

(b)	Less than $0.005 or ($0.005) per share.

(c)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any. Had the investment advisor not waived a portion of the Fund’s expenses in certain periods, total returns would have been lower.

See accompanying notes to financial statements.

Grandeur Peak International Stalwarts Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
Institutional Class	April 30, 2024	April 30, 2023	April 30, 2022		April 30, 2021	April 30, 2020
NET ASSET VALUE, BEGINNING OF YEAR	$16.67	$18.06	$24.19		$14.46	$14.74
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)	0.12	0.09	0.03		0.06	0.05
Net realized and unrealized gain/(loss) on investments	0.08	(1.44)	(3.98)		9.75	(0.29)
Total income/(loss) from investment operations	0.20	(1.35)	(3.95)		9.81	(0.24)
DISTRIBUTIONS
From net investment income	(0.15)	(0.04)	(0.00	) (b)	(0.03)	(0.04)
From net realized gain on investments	—	—	(2.18)		(0.05)	—
Total distributions	(0.15)	(0.04)	(2.18)		(0.08)	(0.04)
REDEMPTION FEES ADDED TO PAID-IN CAPITAL(b)	0.00	0.00	0.00		0.00	0.00
NET ASSET VALUE, END OF YEAR	$16.72	$16.67	$18.06		$9.73	$14.46
TOTAL RETURN(c)	1.13%	(7.45)%	(18.90)%		67.84%	(1.63)%
Net assets, at end of year (000s)	$1,554,863	$1,697,892	$1,583,122		$1,966,043	$870,916
Expenses (excluding fees waived/reimbursed by investment advisor)	0.92%	0.90%	0.89%		0.90%	0.92%
Expenses (including fees waived/reimbursed by investment advisor)	0.92%	0.90%	0.89%		0.90%	0.92%
Net investment income	0.72%	0.55%	0.13%		0.31%	0.32%
PORTFOLIO TURNOVER RATE	54%	32%	43%		33%	32%

(a)	Per share numbers have been calculated using the average shares method.

(b)	Less than $0.005 or ($0.005) per share.

(c)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any. Had the investment advisor not waived a portion of the Fund’s expenses in certain periods, total returns would have been lower.

See accompanying notes to financial statements.

Grandeur Peak US Stalwarts Fund	Financial Highlights
For a Share Outstanding Throughout the Years or Periods Presented

	Year Ended	Year Ended		Year Ended	Year Ended	Period Ended
Investor Class	April 30, 2024	April 30, 2023		April 30, 2022	April 30, 2021	April 30, 2020(a)
NET ASSET VALUE, BEGINNING OF PERIOD/YEAR	$15.73	$17.65		$22.71	$13.15	$10.00
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(b)	(0.01)	(0.01)		(0.03)	(0.06)	(0.01)
Net realized and unrealized gain/(loss) on investments	2.28	(1.91)		(4.62)	9.73	3.16
Total income/(loss) from investment operations	2.27	(1.92)		(4.65)	9.67	3.15
DISTRIBUTIONS
From net investment income	—	(0.00	) (c)	—	—	—
From net realized gain on investments	—	—		(0.42)	(0.11)	—
Total distributions	—	(0.00	) (c)	(0.42)	(0.11)	—
REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00 (c)	0.00	(c)	0.01	0.00 (c)	0.00	(c)
NET ASSET VALUE, END OF PERIOD/YEAR	$18.00	$15.73		$17.65	$9.56	$13.15
TOTAL RETURN(d)	14.43%	(10.87)%		(20.93)%	73.67%	31.50	% (e)
Net assets, at end of period/year (000s)	$126,631	$104,459		$131,534	$126,106	$9,421
Expenses (excluding fees waived/reimbursed by investment advisor)	0.90%	0.90%		0.91%	1.11%	6.23	% (f)(g)
Expenses (including fees waived/reimbursed by investment advisor)	0.90%	0.90%		0.91%	1.00%	1.00	% (f)(g)
Net investment income/(loss)	(0.06)%	(0.07)%		(0.14)%	0.30%	(0.53	)% (f)
PORTFOLIO TURNOVER RATE	60%	56%		31%	24%	2	% (e)

(a)	Grandeur Peak US Stalwarts Fund commenced on March 19, 2020 and reorganized into the Trust on October 20, 2023.

(b)	Per share numbers have been calculated using the average shares method.

(b)	The per share amount does not correspond to activity reflected in the Statement of Operations due to class specific expenses during the period.

(c)	Less than $0.005 or ($0.005) per share.

(d)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any. Had the investment advisor not waived a portion of the Fund’s expenses in certain periods, total returns would have been lower.

(e)	Not annualized.

(f)	Annualized.

(g)	Expense ratios during startup periods may not be representative of longer term operating periods.

See accompanying notes to financial statements.

Grandeur Peak Funds®	Notes to Financial Statements
April 30, 2024

1.	ORGANIZATION

The Grandeur Peak Emerging Markets Opportunities Fund, Grandeur Peak Global Contrarian Fund, Grandeur Peak Global Explorer Fund, Grandeur Peak Global Micro Cap Fund, Grandeur Peak Global Opportunities Fund, Grandeur Peak Global Reach Fund, Grandeur Peak Global Stalwarts Fund, Grandeur Peak International Opportunities Fund, Grandeur Peak International Stalwarts Fund and Grandeur Peak US Stalwarts Fund (each a “Fund” and collectively the “Funds”) are diversified series of shares of beneficial interest of Grandeur Peak Global Trust, (the “Trust”), a statutory trust organized under the laws of the State of Delaware on October 6, 2023, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each Fund reorganized on October 20, 2023 from a series if Financial Investors Trust (the “Predecessor Funds”) their predecessor fund to a series of Grandeur Peak Global Trust. Each Fund seeks long-term growth of capital. The Grandeur Peak Emerging Markets Opportunities Fund’s inception date is December 16, 2013. The Grandeur Peak Global Contrarian Fund’s inception date is September 17, 2019. The Grandeur Peak Global Explorer Fund’s inception date is December 16, 2021. The Grandeur Peak Global Micro Cap Fund’s inception date is October 20, 2015. The Grandeur Peak Global Opportunities Fund’s and Grandeur Peak International Opportunities Fund’s inception date is October 17, 2011. The Grandeur Peak Global Reach Fund’s inception date is June 19, 2013. The Grandeur Peak Global Stalwarts Fund’s and Grandeur Peak International Stalwarts Fund’s inception date is September 1, 2015. The Grandeur Peak US Stalwarts Fund’s inception date is March 19, 2020.

The Board of Trustees of Financial Investors Trust held a Special Meeting of the Shareholders of the Predecessor Funds on June 14, 2023, for the purpose of approving an Agreement and Plan of Reorganization and Termination, under which all of the assets of the Predecessor Funds were transferred to a correspondingly named series of the Trust. The transfer (a) exchanged shares of the Predecessor Fund for shares of the corresponding Fund equivalent in value to the outstanding shares of the Predecessor Fund; and (b) each Fund assumed the liabilities of the relevant Predecessor Fund.

The Funds offer Institutional Class shares. The Grandeur Peak Emerging Markets Fund, Grandeur Peak Global Opportunities Fund, Grandeur Peak Global Reach Fund, Grandeur Peak Global Stalwarts Fund, Grandeur Peak International Opportunities Fund and Grandeur Peak International Stalwarts Fund also offer Investor Class shares. All classes of shares for each of the Funds have identical rights to earnings, assets and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the year then ended. Actual results could differ from those estimates. Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services Investment Companies” including Accounting Standards Update 2013-08.

a. Investment Valuation – The Funds record their investments at fair value. In determining each Fund’s Net Asset Value (“NAV”) per share as of the close of the New York Stock Exchange (“NYSE”), currently 4:00 pm Eastern Time (“ET”) (the “Valuation Time”), securities traded on one or more securities exchanges. for which market quotations are readily available are valued at current market value using the last reported sales price. NASDAQ traded securities are valued using the NASDAQ Official Closing Price (“NOCP”). If no sale price is reported, the mean between the current bid and ask is used. Securities not traded or dealt in on any securities exchange and for which over-the-counter market (whether domestic or foreign) quotations are readily available generally shall be valued at the last sale price or, in the absence of a sale, at the current mean price on such over-the-counter market, (and if there is only a bid or only an ask price on such date, valuation will be at such bid or ask price for long or short positions, respectively).

The value of foreign currencies and of foreign securities whose value is quoted or calculated in a foreign currency shall be converted into US dollars based on foreign exchange rates provided by a major banking institution(s) or currency dealer(s) selected by the pricing agent providing such price, or by the Advisor in the case of securities for which the Advisor provides a fair value determination, at 4:00 pm ET or the nearest time prior to the Valuation Time, at which such foreign currency quotations are available.

The Funds may invest in warrants to participate in an anticipated increase in the market value of the security. A warrant entitles the holder to buy a security at a set price during a set period of time. If such market value increases, the warrant may be exercised and sold at a gain. A loss will be incurred if the market value decreases or if the term of the warrant expires before it is exercised. Warrants convey no rights to dividends or voting. An implied pricing method is used to value the rights.

When such prices or quotations are not available, or when Grandeur Peak Global Advisers, LLC (the “Advisor” or “Grandeur Peak”) believes that they are unreliable, securities may be priced using the Trust’s fair value procedures.

Grandeur Peak Funds®	Notes to Financial Statements
April 30, 2024

Money market-type instruments that have a remaining maturity of 60 days or less are valued at bid prices from a pricing vendor, unless the Advisor believes another valuation is more appropriate.

Forward currency contracts shall be valued at the forward currency contract rates, determined at 4:00 pm ET or the nearest time prior to the Valuation Time, provided by a bank or dealer that the pricing agent or, if applicable, the Advisor believes to be reliable.

The Funds may hold investments, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has designated the Advisor as its valuation designee (the “Valuation Designee”) for the execution of these procedures. The Board may also enlist third party consultants such a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist the Valuation Designee in determining a security-specific fair value. The Board is responsible for reviewing and approving fair value methodologies utilized by the Valuation Designee, which approval shall be based upon whether the Valuation Designee followed the valuation procedures established by the Board.

Fair Valuation Process – Applicable investments are valued by the Valuation Designee pursuant to valuation procedures established by the Board. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for which, in the judgment of the Valuation Designee, the prices or values available do not represent the fair value of the instrument; factors which may cause the Valuation Designee to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; and (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid investments, such as private investments or non-traded securities are valued based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances) . If a current bid from such independent dealers or other independent parties is unavailable, the Valuation Designee shall determine, the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Funds utilize various methods to measure the fair value of most of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Grandeur Peak Funds®	Notes to Financial Statements
April 30, 2024

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used for the year ended as of April 30, 2024, for the Funds’ assets and liabilities measured at fair value:

Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Grandeur Peak Emerging Markets Opportunities Fund
Common Stocks*	$102,461,854	$232,974,997	$—	$335,436,851
Total	$102,461,854	$232,974,997	$—	$335,436,851

Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Grandeur Peak Global Contrarian Fund
Common Stocks*	$39,737,050	$100,866,029	$—	$140,603,079
Total	$39,737,050	$100,866,029	$—	$140,603,079

Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Grandeur Peak Global Explorer Fund
Common Stocks*	$5,202,037	$6,650,787	$—	$11,852,824
Total	$5,202,037	$6,650,787	$—	$11,852,824

Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Grandeur Peak Global Micro Cap Fund
Common Stocks*	$13,158,181	$30,760,395	$—	$43,918,576
Total	$13,158,181	$30,760,395	$—	$43,918,576

Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Grandeur Peak Global Opportunities Fund
Common Stocks*	$211,142,399	$340,779,967	$—	$551,922,366
Total	$211,142,399	$340,779,967	$—	$551,922,366

Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Grandeur Peak Global Reach Fund
Common Stocks*	$88,121,292	$110,908,023	$731,724	$199,761,039
Preferred Stocks	—	—	980,126	980,126
Total	$88,121,292	$110,908,023	$1,711,850	$200,741,165

Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Grandeur Peak Global Stalwarts Fund
Common Stocks*	$67,329,130	$65,310,551	$951,242	$133,590,923
Preferred Stocks	—	—	1,144,165	1,144,165
Total	$67,329,130	$65,310,551	$2,095,407	$134,735,088

Grandeur Peak Funds®	Notes to Financial Statements
April 30, 2024

Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Grandeur Peak International Opportunities Fund
Common Stocks*	$104,510,244	$394,596,578	$—	$499,106,822
Total	$104,510,244	$394,596,578	$—	$499,106,822

Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Grandeur Peak International Stalwarts Fund
Common Stocks*	$356,458,172	$1,172,867,643	$—	$1,529,325,815
Total	$356,458,172	$1,172,867,643	$—	$1,529,325,815

Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Grandeur Peak US Stalwarts Fund
Common Stocks*	$118,946,225	$5,812,003	$512,201	$125,270,429
Preferred Stocks	—	—	626,088	626,088
Total	$118,946,225	$5,812,003	$1,138,289	$125,896,517

*	For a detailed country breakdown, see the accompanying Schedule of Investments.

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Grandeur Peak Global Opportunities Fund	Common Stocks	Preferred Stocks	Total
Balance as of April 30, 2023	$—	$1,923,136	$1,923,136
Realized Gain (Loss)	—	(329,542)	(329,542)
Change in Unrealized Appreciation (Depreciation)	—	—	—
Purchases	—	—	—
Sales Proceeds	—	(1,593,594)	(1,593,594)
Transfer in/out Level 3	—	—	—
Balance as of April 30, 2024	$—	$—	$—
Net change in unrealized appreciation (depreciation) included in the Statements of Operations attributable to Level 3 investments held at April 30, 2024	$—	$—	$—

Grandeur Peak Global Reach Fund	Common Stocks	Preferred Stocks	Total
Balance as of April 30, 2023	$786,666	$1,892,203	$2,678,869
Realized Gain (Loss)	—	(156,291)	(156,291)
Change in Unrealized Appreciation (Depreciation)	(54,942)	—	(54,942)
Purchases	—	—	—
Sales Proceeds	—	(755,786)	(755,786)
Transfer in/out Level 3	—	—	—
Balance as of April 30, 2024	$731,724	$980,126	$1,711,850
Net change in unrealized appreciation (depreciation) included in the Statements of Operations attributable to Level 3 investments held at April 30, 2024	$(54,942)	$—	$—

Grandeur Peak Global Stalwarts Fund	Common Stocks	Preferred Stocks	Total
Balance as of April 30, 2023	$1,022,666	$1,626,979	$2,649,645
Realized Gain (Loss)	—	(82,734)	(82,734)
Change in Unrealized Appreciation (Depreciation)	(71,424)	—	(71,424)
Purchases	—	—	—
Sales Proceeds	—	(400,080)	(400,080)
Transfer in/out Level 3	—	—	—
Balance as of April 30, 2024	$951,242	$1,144,165	$2,095,407
Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at April 30, 2024	$(71,424)	$—	$—

Grandeur Peak Funds®	Notes to Financial Statements
April 30, 2024

Grandeur Peak US Stalwarts Fund	Common Stocks	Preferred Stocks	Total
Balance as of April 30, 2023	$550,666	$626,088	$1,176,754
Realized Gain (Loss)	—	—	—
Change in Unrealized Appreciation (Depreciation)	(38,465)	—	(38,465)
Purchases	—	—	—
Sales Proceeds	—	—	—
Transfer in/out Level 3	—	—	—
Balance as of April 30, 2024	$512,201	$626,088	$1,138,289
Net change in unrealized appreciation (depreciation) included in the Statements of Operations attributable to Level 3 investments held at April 30, 2024	$(38,465)	$—	$—

The table below provides additional information about the Level 3 Fair Value Measurements as of April 30, 2024:

Quantitative Information about Level 3 Fair Value Measurements

Grandeur Peak Global Reach Fund

	Fair Value (USD) at
Asset Class	4/30/24	Valuation Technique	Unobservable Inputs(a)	Value/Range
Common Stocks	$731,724	Discounted/Third-Party Valuation	Third Party Valuation	Discounted Partnership Interest/27.94%

Preferred Stocks	$980,126	Market Approach	Enterprise Value-to-Sales Multiple	4.80x

Grandeur Peak Global Stalwarts Fund

	Fair Value (USD) at
Asset Class	4/30/24	Valuation Technique	Unobservable Inputs(a)	Value/Range
Common Stocks	$951,242	Discounted/Third-Party Valuation	Third Party Valuation	Discounted Partnership Interest/27.94%

Preferred Stocks	$1,144,165	Market Approach	Enterprise Value-to-Sales Multiple	4.80x

Grandeur Peak US Stalwarts Fund

	Fair Value (USD) at
Asset Class	4/30/24	Valuation Technique	Unobservable Inputs(a)	Value/Range
Common Stocks	$512,201	Discounted/Third-Party Valuation	Third Party Valuation	Discounted Partnership Interest/27.94%

Preferred Stocks	$626,088	Market Approach	Enterprise Value-to-Sales Multiple	4.80x

b. Exchange Traded Funds – The Funds may invest in exchange traded funds (“ETFs”). ETFs are a type of fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity in an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

c. Security Transactions and Related Income – Security transactions are accounted for on a trade date basis. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities using the effective interest method. Dividend income is recorded on the ex -dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Grandeur Peak Funds®	Notes to Financial Statements
April 30, 2024

d. Foreign Securities Risk - Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region. These conditions could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities.

e. Foreign Currency Translations – The books and records of the Funds are maintained in US dollars. The market values of securities which are not traded in US currency are recorded in the financial statements after translation to US dollars based on the applicable exchange rates at the end of the period. The costs of such securities are translated at exchange rates prevailing when acquired. Related interest, dividends and withholding taxes are accrued at the rates of exchange prevailing on the respective dates of such transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions and the difference between income accrued versus income received. The effect of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

f. Forward Foreign Currency Contracts – As foreign securities are purchased and sold, the Funds may enter into forward foreign currency contracts in order to hedge against foreign currency exchange rate risks. The market value of the contracts fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. As foreign securities are sold, a portion of the contract is generally closed and the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

A Fund investing in forward foreign currency contracts is exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the Fund is unable to enter into a closing position. There were no forward foreign currency contracts outstanding, as of April 30, 2024.

g. Special Purpose Vehicle - The Funds may invest in a Special Purpose Vehicle (a “SPV”). A SPV is a separate legal entity created by an organization. The SPV is a distinct company with its own assets and liabilities, as well as its own legal status. Usually, they are created for a specific objective, often to isolate financial risk. As it is a separate legal entity, if the parent company goes bankrupt, the special purpose vehicle can carry on.

h. Cash Management Transactions – The Funds subscribe to the Brown Brothers Harriman & Co. (“BBH”) Cash Management Service (“CMS”), whereby cash balances are automatically swept into overnight offshore demand deposits with either the BBH Grand Cayman branch or a branch of a pre-approved commercial bank. This fully automated program allows the Funds to earn interest on cash balances. Excess cash with deposit institutions domiciled outside of the U.S. are subject to sovereign actions in the jurisdiction of the deposit institution including, but not limited to, freeze, seizure or diminution. Cash balances in the BBH CMS are included on the Statements of Assets and Liabilities under Cash and Foreign Cash, at Value. As of April 30, 2024, the Funds had the following cash balances participating in the BBH CMS:

Fund
Grandeur Peak Emerging Markets Opportunities Fund	$8,818,716
Grandeur Peak Global Contrarian Fund	1,485,698
Grandeur Peak Global Explorer Fund	106,289
Grandeur Peak Global Micro Cap Fund	343,001
Grandeur Peak Global Opportunities Fund	11,050,697
Grandeur Peak Global Reach Fund	5,879,409
Grandeur Peak Global Stalwarts Fund	—
Grandeur Peak International Opportunities Fund	7,387,672
Grandeur Peak International Stalwarts Fund	48,560,219
Grandeur Peak US Stalwarts Fund	434,444

Grandeur Peak Funds®	Notes to Financial Statements
April 30, 2024

As of April 30, 2024, the Funds had the following foreign cash balances participating in the BBH CMS (cost and value of foreign cash balances are equal):

Fund
Grandeur Peak Emerging Markets Opportunities Fund	$—
Grandeur Peak Global Contrarian Fund	144,103
Grandeur Peak Global Explorer Fund	29
Grandeur Peak Global Micro Cap Fund	10,860
Grandeur Peak Global Opportunities Fund	88,231
Grandeur Peak Global Reach Fund	57,215
Grandeur Peak Global Stalwarts Fund	4,453
Grandeur Peak International Opportunities Fund	50,098
Grandeur Peak International Stalwarts Fund	95,148
Grandeur Peak US Stalwarts Fund	68

i. Federal Income Taxes – It is each Fund’s policy to continue to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and gains, if any, to its shareholders and therefore, no provision for federal income tax has been made. Each Fund is treated as a separate taxpayer for federal income tax purposes. The Funds recognize the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years of 2021 through 2023, or expected to be taken in the Funds’ April 30, 2024 year-end tax returns. The Funds identify their major tax jurisdiction as US federal, Ohio and foreign jurisdictions where a Fund makes significant investments. No Fund is aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year ended April 30, 2024, the Funds did not incur any interest or penalties.

j. Distributions to Shareholders – It is each Fund’s policy to distribute its respective net investment income and net capital gains, if any, annually. Distributions of net investment income and net capital gains are determined in accordance with income tax regulations which may differ from GAAP. Differences in dividends from net investment income per share between the classes are due to service and distribution related expenses. Dividends and distributions to shareholders are recorded on the ex-date.

k. Class Accounting – Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures, ongoing service fees and distribution charges. All classes of shares of a Fund have equal voting privileges with respect to such Fund except that each class has exclusive voting rights with respect to its service and/or distribution plans. A Fund’s income, expenses (other than class specific distribution and service fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class of such Fund.

l. Foreign Taxes – Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates. Each Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income.

During the year ended April 30, 2024, Grandeur Peak Emerging Markets Opportunities Fund, Grandeur Peak Global Contrarian Fund, Grandeur Peak Global Explorer Fund, Grandeur Peak Global Opportunities Fund and Grandeur Peak Global Reach Fund incurred a capital gain tax for securities held in India during the reorganization of the Funds as the reorganization is being considered a realized event for foreign institutional investors; such amounts are included in the Statements of Operations under Net Realized Gain (Loss) from Investments.

m. Indemnification – The Trust indemnifies its officers and the Board for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

n. Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

o. Market Risk – The value of each Fund’s portfolio holdings may fluctuate in response to events specific to the companies or markets in which the Fund invests, as well as economic, political, or social events in the United States or abroad. Each Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect the Fund’s performance. Securities markets may experience long periods of decline in value.

Grandeur Peak Funds®	Notes to Financial Statements
April 30, 2024

Local, state, regional, national or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on a Fund and its investments and could result in decreases to the Fund’s net asset value. Political, geopolitical, natural and other events, including war, terrorism, trade disputes, government shutdowns, market closures, natural and environmental disasters, climate change and climate-related events, epidemics, pandemics and other public health crises and related events and governments’ reactions to such events have led, and in the future may lead, to economic uncertainty, decreased economic activity, increased market volatility and other disruptive effects on U.S. and global economies and markets. Such events may have significant adverse direct or indirect effects on a Fund and its investments. For example, a widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect Fund performance. A health crisis may exacerbate other preexisting political, social and economic risks. In addition, the increasing interconnectedness of markets around the world may result in many markets being affected by events or conditions in a single country or region or events affecting a single or small number of issuers.

3.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

a. Management Fees – The Advisor serves as each Fund’s investment advisor. Pursuant to an investment advisory agreement with the Trust, on behalf of the Funds, the Advisor, subject to the oversight of the Board and in conformity with the stated policies of the Funds, manages all business activities of the Funds. As compensation for its services, each Fund pays the Advisor an annual management fee based on each Fund’s average daily net assets, accrued daily and paid monthly. The following table reflects the Funds’ Advisory fee rates.

Fund	Advisory Fee
Grandeur Peak Emerging Markets Opportunities Fund	1.35%
Grandeur Peak Global Contrarian Fund	1.00%
Grandeur Peak Global Explorer Fund	1.10%
Grandeur Peak Global Micro Cap Fund	1.50%
Grandeur Peak Global Opportunities Fund	1.25%
Grandeur Peak Global Reach Fund	1.10%
Grandeur Peak Global Stalwarts Fund	0.80%
Grandeur Peak International Opportunities Fund	1.25%
Grandeur Peak International Stalwarts Fund	0.80%
Grandeur Peak US Stalwarts Fund	0.75%

Pursuant to an operating expense limitation agreement between the Advisor and the Trust, the Advisor has agreed to waive its fees and/or expenses for each Fund to the extent necessary to maintain each Fund’s Total Annual Fund Operating Expenses (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes, and extraordinary expenses, such as litigation expenses (which may increase indemnification of the Funds’ officers and trustees, contractual indemnification of the Fund’s service providers (other than the Advisor))) at a certain level through October 6, 2024. This operating expense limitation agreement can be terminated only by, or with the consent of, the Board. The Advisor is permitted to receive reimbursement from a Fund for fees it waived and Fund expenses it paid, subject to the limitation that: (1) the reimbursement for fees and expenses will be made only if payable within three years from the date the fees and expenses were initially waived or paid; and (2) the reimbursement may not be made if it would cause the expense limitation currently in effect or in effect at the time of the waiver or payment, whichever is lower, to be exceeded. The following table reflects the Funds’ expense cap.

Grandeur Peak Funds®	Notes to Financial Statements
April 30, 2024

Fund	Expense Cap
Grandeur Peak Emerging Markets Opportunities Fund
Investor Class	1.95%
Institutional Class	1.70%
Grandeur Peak Global Contrarian Fund
Institutional Class	1.35%
Grandeur Peak Global Explorer Fund
Institutional Class	1.25%
Grandeur Peak Global Micro Cap Fund
Institutional Class	2.00%
Grandeur Peak Global Opportunities Fund
Investor Class	1.75%
Institutional Class	1.50%
Grandeur Peak Global Reach Fund
Investor Class	1.50%
Institutional Class	1.25%
Grandeur Peak Global Stalwarts Fund
Investor Class	1.35%
Institutional Class	1.10%
Grandeur Peak International Opportunities Fund
Investor Class	1.75%
Institutional Class	1.50%
Grandeur Peak International Stalwarts Fund
Investor Class	1.35%
Institutional Class	1.10%
Grandeur Peak US Stalwarts Fund
Institutional Class	1.00%

In addition to the foregoing contractual arrangements, the Advisor has contractually agreed to waive, with respect to the Grandeur Peak Global Opportunities Fund and the Grandeur Peak International Opportunities Fund, annual management fees to the extent such fees exceed 1.00% on assets above $500 million (the annual management fee rate with respect to such funds will remain 1.25% on the first $500 million in assets). Additionally, the Advisor has contractually agreed to waive, with respect to the Grandeur Peak Emerging Markets Opportunities Fund, annual management fees to the extent such fees exceed 1.00% on all assets above $400 million (the annual management fee rate with respect to the Fund will remain 1.35% on the first $400 million in assets). Previously, the Advisor had voluntarily agreed, effective January 1, 2018, to waive, with respect to the Grandeur Peak Emerging Markets Opportunities Fund, annual management fees to the extent such fees exceed 1.20% on all assets above $400 million (the annual management fee rate with respect to the Fund will remain 1.35% on the first $400 million in assets). These additional contractual waivers are not subject to recoupment by the Advisor. Additional fees waived by the Advisor for the year ended April 30, 2024 are disclosed in the Statements of Operations.

As of April 30, 2024, the fee waivers/reimbursements and/or recoupments were as follows:

	Fees	Recoupment of
	Waived/Reimbursed By	Previously Waived Fees
Fund	Advisor	by Advisor
Grandeur Peak Emerging Markets Opportunities Fund	$90,980	$—
Grandeur Peak Global Contrarian Fund	—	145,336
Grandeur Peak Global Explorer Fund	230,004	—
Grandeur Peak Global Micro Cap Fund	3,837	—
Grandeur Peak Global Opportunities Fund	317,513	—
Grandeur Peak Global Reach Fund	119,486	—
Grandeur Peak Global Stalwarts Fund	—	—
Grandeur Peak International Opportunities Fund	197,835	—
Grandeur Peak International Stalwarts Fund	—	—
Grandeur Peak US Stalwarts Fund	—	—

Grandeur Peak Funds®	Notes to Financial Statements
April 30, 2024

As of April 30, 2024, the Advisor has waived/reimbursed expenses that may be recovered no later than April 30 of the years indicated below:

Fund	Expires 2025	Expires 2026	Expires 2027	Total
Grandeur Peak Emerging Markets Opportunities Fund	$—	$—	$—	$—
Grandeur Peak Global Contrarian Fund	4,570	—	—	4,570
Grandeur Peak Global Explorer Fund	39,713	280,910	230,004	550,627
Grandeur Peak Global Micro Cap Fund	—	—	3,837	3,837
Grandeur Peak Global Opportunities Fund	—	—	—	—
Grandeur Peak Global Reach Fund	49,396	28,389	119,486	197,271
Grandeur Peak Global Stalwarts Fund	—	—	—	—
Grandeur Peak International Opportunities Fund	—	—	—	—
Grandeur Peak International Stalwarts Fund	—	—	—	—
Grandeur Peak US Stalwarts Fund	—	—	—	—

Each Fund was reorganized on October 20, 2023 from a series of Financial Investors Trust to a series of Grandeur Peak Global Trust (the “Reorganizations”). Prior to the Reorganizations, the Funds had advisory and expense limitation agreements with Financial Investors Trust. The fees charged to the Funds did not change as a result of the Reorganizations and the amounts waived by the predecessor funds are still subject to recapture by the Advisor.

b. Distributor – The Distributor of the Funds is Northern Lights Distributors, LLC (the “Distributor”). The Trust has adopted, with respect to the Funds, the Trust’s Master Distribution and Shareholder Servicing Plan for the Funds’ Investor Class shares (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act, to pay for certain distribution activities and shareholder services. The Plan provides a monthly service and/or distribution fee that is calculated at an annual rate of 0.25% per year of the average daily net assets of each Fund’s Investor Class shares and paid to the Distributor to be used to pay for distribution and shareholder servicing activities. Prior to October 20, 2023, ALPS Distributors, Inc. (“ADI”) acted as the distributor of the Funds’ shares pursuant to a Distribution Agreement with the Financial Investors Trust. ADI is registered as a broker-dealer with the U.S. Securities and Exchange Commission. The following table reflects the Funds incurred distribution fees for the year ended April 30, 2024.

Fund	Distribution Fees
Grandeur Peak Emerging Markets Opportunities Fund	$20,563
Grandeur Peak Global Contrarian Fund	—
Grandeur Peak Global Explorer Fund	—
Grandeur Peak Global Micro Cap Fund	—
Grandeur Peak Global Opportunities Fund	144,054
Grandeur Peak Global Reach Fund	61,580
Grandeur Peak Global Stalwarts Fund	62,789
Grandeur Peak International Opportunities Fund	60,857
Grandeur Peak International Stalwarts Fund	63,992
Grandeur Peak US Stalwarts Fund	—

c. Administration, Fund Accounting and Transfer Agency Fees

Administrator Fees and Expenses

Ultimus Fund Solutions, LLC (“UFS”) – UFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to a separate servicing agreement with UFS, the Funds pays UFS customary fees for providing administration, fund accounting and transfer agency services to the Funds. Certain officers of the Trust are also officers of UFS and are not paid any fees directly by the Funds for serving in such capacities. Prior to October 20, 2023, ALPS Fund Services, Inc. (“ALPS”) served as administrator to the Funds providing operational services to the Funds including, but not limited to, fund accounting, fund administration and transfer agency and generally assists in the Funds’ operations.

Compliance Services

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of UFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Funds. Prior to October 20, 2023, ALPS provides services that assist the Trust’s chief compliance officer in monitoring and testing the policies and procedures of the Trust in conjunction with requirements under Rule 38a-1 under the 1940 Act and received an annual base fee. ALPS was reimbursed for certain out-of-pocket expenses by the Funds.

Printing Services

BluGiant, LLC (“BluGiant”) – BluGiant, an affiliate of UFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, BluGiant receives customary fees from the Funds.

Grandeur Peak Funds®	Notes to Financial Statements
April 30, 2024

4.	INVESTMENT TRANSACTIONS

The cost of purchases and the proceeds from sales of investments, other than short-term investments, for the year ended April 30, 2024 were as follows:

		Proceeds From Sales of
Fund	Purchases of Securities	Securities
Grandeur Peak Emerging Markets Opportunities Fund	$151,106,024	$239,173,938
Grandeur Peak Global Contrarian Fund	77,527,942	64,658,444
Grandeur Peak Global Explorer Fund	5,248,201	6,054,103
Grandeur Peak Global Micro Cap Fund	15,082,033	19,235,861
Grandeur Peak Global Opportunities Fund	221,033,464	317,104,112
Grandeur Peak Global Reach Fund	94,978,133	156,747,448
Grandeur Peak Global Stalwarts Fund	91,071,371	159,390,121
Grandeur Peak International Opportunities Fund	169,904,278	259,009,212
Grandeur Peak International Stalwarts Fund	859,080,387	1,001,259,076
Grandeur Peak US Stalwarts Fund	79,574,725	70,653,657

5.	SHARES OF BENEFICIAL INTEREST

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. Holders of the shares of the Funds of the Trust have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are transferable and redeemable at the option of the shareholder. Purchasers of the share do not have any obligation to make payments to the Trust or its creditors solely by reason of the purchasers’ ownership of the shares. Shares have no pre-emptive rights.

Shares redeemed within 60 days of purchase may incur a 2% short-term redemption fee deducted from the redemption amount. For the year ended April 30, 2024, the redemption fees charged by the Funds are presented in the Statement of Changes in Net Assets.

6.	DISTRIBUTIONS AND TAX COMPONENTS OF CAPITAL

The Statement of Assets and Liabilities represents cost for financial reporting purposes. The aggregate cost for federal tax purposes is listed in the table below and differs from market value by net unrealized appreciation (depreciation) which consisted of:

				Net Unrealized
		Gross Unrealized	Gross Unrealized	Appreciation/
Fund	Tax Cost	Appreciation	Depreciation	(Depreciation)
Grandeur Peak Emerging Markets Opportunities Fund	$285,487,796	$78,918,364	$(28,969,309)	$49,949,055
Grandeur Peak Global Contrarian Fund	135,536,919	20,351,197	(15,285,037)	5,066,160
Grandeur Peak Global Explorer Fund	12,223,222	1,418,369	(1,788,767)	(370,398)
Grandeur Peak Global Micro Cap Fund	39,870,884	8,766,379	(4,718,687)	4,047,692
Grandeur Peak Global Opportunities Fund	476,543,604	120,711,158	(45,332,396)	75,378,762
Grandeur Peak Global Reach Fund	174,437,262	44,348,807	(18,044,904)	26,303,903
Grandeur Peak Global Stalwarts Fund	113,879,301	30,302,035	(9,446,248)	20,855,787
Grandeur Peak International Opportunities Fund	456,593,509	98,870,852	(56,357,539)	42,513,313
Grandeur Peak International Stalwarts Fund	1,333,603,985	314,662,704	(118,940,874)	195,721,830
Grandeur Peak US Stalwarts Fund	110,992,127	23,650,098	(8,745,708)	14,904,390

Grandeur Peak Funds®	Notes to Financial Statements
April 30, 2024

The tax character of fund distributions paid for the years ended April 30, 2024, and April 30, 2023, was as follows:

For fiscal year ended	Ordinary	Long-Term	Return of
4/30/2024	Income	Capital Gains	Capital	Total
Grandeur Peak Emerging Markets Opportunities Fund	$5,695,054	$10,549,000	$—	$16,244,054
Grandeur Peak Global Contrarian Fund	2,725,193	—	—	2,725,193
Grandeur Peak Global Explorer Fund	79,438	—	—	79,438
Grandeur Peak Global Micro Cap Fund	—	—	—	—
Grandeur Peak Global Opportunities Fund	4,350,706	—	—	4,350,706
Grandeur Peak Global Reach Fund	837,240	—	—	837,240
Grandeur Peak Global Stalwarts Fund	573,492	—	—	573,492
Grandeur Peak International Opportunities Fund	2,921,691	2,265,788	—	5,187,479
Grandeur Peak International Stalwarts Fund	13,350,670	—	—	13,350,670
Grandeur Peak US Stalwarts Fund	—	—	—	—

For fiscal year ended	Ordinary	Long-Term	Return of
4/30/2023	Income	Capital Gains	Capital	Total
Grandeur Peak Emerging Markets Opportunities Fund	$926,920	$316,164	$—	$1,243,084
Grandeur Peak Global Contrarian Fund	1,928,652	574,678	—	2,503,330
Grandeur Peak Global Explorer Fund	24,043	—	—	24,043
Grandeur Peak Global Micro Cap Fund	—	—	—	—
Grandeur Peak Global Opportunities Fund	691,880	10,505,369	—	11,197,249
Grandeur Peak Global Reach Fund	128,741	—	—	128,741
Grandeur Peak Global Stalwarts Fund	—	—	323,040	323,040
Grandeur Peak International Opportunities Fund	1,295,306	—	—	1,295,306
Grandeur Peak International Stalwarts Fund	3,960,284	—	—	3,960,284
Grandeur Peak US Stalwarts Fund	13,503	—	—	13,503

As of April 30, 2024, the components of accumulated earnings/(deficit) on a tax basis were as follows:

			Post October
	Undistributed	Undistributed	Loss	Capital Loss	Other	Unrealized	Total
	Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Distributable
	Income	Capital Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Losses)
Grandeur Peak Emerging
Markets Opportunities Fund	$13,209	$2,573,671	$—	$—	$—	$49,936,425	$52,523,305
Grandeur Peak Global Contrarian Fund	3,628,337	—	—	(1,559,770)	—	5,061,875	7,130,442
Grandeur Peak Global Explorer Fund	50,487	—	—	(1,986,857)	—	(370,783)	(2,307,153)
Grandeur Peak Global Micro Cap Fund	229,086	—	—	(1,878,080)	—	4,044,918	2,395,924
Grandeur Peak Global Opportunities Fund	1,375,112	—	—	(562,116)	—	75,346,571	76,159,567
Grandeur Peak Global Reach Fund	1,121,672	3,718,343	—	—	—	26,298,061	31,138,076
Grandeur Peak Global Stalwarts Fund	—	—	(86,769)	(33,506,294)	—	20,849,420	(12,743,643)
Grandeur Peak International Opportunities Fund	3,889,071	3,613,624	—	—	—	42,466,034	49,968,729
Grandeur Peak International Stalwarts Fund	4,229,334	—	—	(122,762,705)	—	195,613,308	77,079,937
Grandeur Peak US Stalwarts Fund	—	—	(119,176)	(31,859,843)	—	14,904,487	(17,074,532)

Grandeur Peak Funds®	Notes to Financial Statements
April 30, 2024

The difference between book basis and tax basis undistributed net investment income/(loss), accumulated net realized gain/(loss), and unrealized appreciation/(depreciation) from investments is primarily attributable to the tax deferral of losses on wash sales and passive foreign investment companies, and adjustments for partnerships. The unrealized appreciation (depreciation) in the table above includes unrealized foreign currency gains (losses) as noted below:

Unrealized
Foreign Currency
Gains/(Losses)

Grandeur Peak Emerging Markets Opportunities Fund	$(12,630)
Grandeur Peak Global Contrarian Fund	(4,285)
Grandeur Peak Global Explorer Fund	(385)
Grandeur Peak Global Micro Cap Fund	(2,774)
Grandeur Peak Global Opportunities Fund	(32,191)
Grandeur Peak Global Reach Fund	(5,842)
Grandeur Peak Global Stalwarts Fund	(6,367)
Grandeur Peak International Opportunities Fund	(47,279)
Grandeur Peak International Stalwarts Fund	(108,522)
Grandeur Peak US Stalwarts Fund	97

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. Grandeur Peak Global Stalwarts Fund and Grandeur Peak US Stalwarts Fund incurred and elected to defer such late year losses of $86,769 and $119,176, respectively.

At April 30, 2024, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains, and capital loss carryforwards utilized as follows:

	Non-expiring	Non-expiring
	Short-Term	Long-Term	Total	CLCF Utilized
Grandeur Peak Emerging Markets Opportunities Fund	$—	$—	$—	$—
Grandeur Peak Global Contrarian Fund	114,832	1,444,938	1,559,770	7,889,267
Grandeur Peak Global Explorer Fund	865,803	1,121,054	1,986,857	—
Grandeur Peak Global Micro Cap Fund	1,878,080	—	1,878,080	810,812
Grandeur Peak Global Opportunities Fund	562,116	—	562,116	11,672,770
Grandeur Peak Global Reach Fund	—	—	—	7,965,843
Grandeur Peak Global Stalwarts Fund	33,506,294	—	33,506,294	—
Grandeur Peak International Opportunities Fund	—	—	—	10,966,568
Grandeur Peak International Stalwarts Fund	92,731,799	30,030,906	122,762,705	—
Grandeur Peak US Stalwarts Fund	20,339,004	11,520,839	31,859,843	—

During the fiscal period ended April 30, 2024, certain of the Funds utilized tax equalization which is the use of earnings and profits distributions to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes. Permanent book and tax differences, primarily attributable to the book/tax basis treatment of non-deductible expenses, net operating losses, distributions in excess, and use of tax equalization credits, resulted in reclassifications for the Fund for the fiscal year ended April 30, 2024, as follows:

		Distributable
	Paid In Capital	Earnings/ (Losses)
Grandeur Peak Emerging Markets Opportunities Fund	$1,624,304	$(1,624,304)
Grandeur Peak Global Contrarian Fund	—	—
Grandeur Peak Global Explorer Fund	(11,628)	11,628
Grandeur Peak Global Micro Cap Fund	—	—
Grandeur Peak Global Opportunities Fund	—	—
Grandeur Peak Global Reach Fund	111,304	(111,304)
Grandeur Peak Global Stalwarts Fund	(59,903)	59,903
Grandeur Peak International Opportunities Fund	150,750	(150,750)
Grandeur Peak International Stalwarts Fund	(6,485)	6,485
Grandeur Peak US Stalwarts Fund	(35,667)	35,667

Grandeur Peak Funds®	Notes to Financial Statements
April 30, 2024

7.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of 25% or more of the outstanding shares of a fund creates a presumption of control of the fund under Section 2(a)(9) of the 1940 Act. Such control may affect the voting rights of other shareholders. The following table provides the name and address of any person who owns of record or beneficially 25% or more of the outstanding shares of each class of the Fund as of April 30, 2024:

Fund	Shareholder Name	Percentage of Interest
Grandeur Peak Emerging Markets Opportunities Fund	N/A	N/A
Grandeur Peak Global Contrarian Fund	Charles Schwab & Co. Inc.	52.7%
	National Financial Services, LLC	25.8%
Grandeur Peak Global Explorer Fund	Grandeur Peak Global Advisors, LLC	32.8%
	Charles Schwab & Co. Inc.	31.6%
Grandeur Peak Global Micro Cap Fund	N/A	N/A
Grandeur Peak Global Opportunities Fund	Charles Schwab & Co. Inc.	42.5%
Grandeur Peak Global Reach Fund	Charles Schwab & Co. Inc.	31.0%
Grandeur Peak Global Stalwarts Fund	National Financial Services, LLC	35.9%
	Charles Schwab & Co. Inc.	31.0%
Grandeur Peak International Opportunities Fund	National Financial Services, LLC	30.8%
Grandeur Peak International Stalwarts Fund	N/A	N/A
Grandeur Peak US Stalwarts Fund	Charles Schwab & Co. Inc.	51.1%
	Saxon & Co. FBO Allerton Foundation	36.2%

8.	REGULATORY UPDATES

On January 24, 2023, the SEC adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will not appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Funds.

9.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

Report of Independent Registered
Grandeur Peak Funds®	Public Accounting Firm

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Northern Lights Fund Trust III and the Shareholders of Rondure New World Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accomp EPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Grandeur Peak Global Trust and the Shareholders of Grandeur Peak Emerging Markets Opportunities Fund, Grandeur Peak Global Contrarian Fund, Grandeur Peak Global Explorer Fund, Grandeur Peak Global Micro Cap Fund, Grandeur Peak Global Opportunities Fund, Grandeur Peak Global Reach Fund, Grandeur Peak Global Stalwarts Fund, Grandeur Peak International Opportunities Fund, Grandeur Peak International Stalwarts Fund, and Grandeur Peak US Stalwarts Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Grandeur Peak Global Trust (the “Trust”), comprising Grandeur Peak Emerging Markets Opportunities Fund, Grandeur Peak Global Contrarian Fund, Grandeur Peak Global Explorer Fund, Grandeur Peak Global Micro Cap Fund, Grandeur Peak Global Opportunities Fund, Grandeur Peak Global Reach Fund, Grandeur Peak Global Stalwarts Fund, Grandeur Peak International Opportunities Fund, Grandeur Peak International Stalwarts Fund, and Grandeur Peak US Stalwarts Fund (collectively, the “Funds”), including the portfolios of investments, as of April 30, 2024, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended (except for Grandeur Peak Global Contrarian Fund, Grandeur Peak US Stalwarts Fund and Grandeur Peak Global Explorer Fund where the financial highlights for the periods included in the table below), and the related notes.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of April 30, 2024, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended (or for the periods listed in the table below), in conformity with accounting principles generally accepted in the United States of America.

Individual Fund Comprising the Grandeur Peak Global Trust	Financial Highlights
Grandeur Peak US Stalwarts Fund	For the years ended April 30, 2024, 2023, 2022, 2021, and for the period from March 19, 2020 (commencement of operations) through April 30, 2020
Grandeur Peak Global Contrarian Fund	For the years ended April 30, 2024, 2023, 2022, 2021, and for the period from September 17, 2019 (commencement of operations) through April 30, 2020
Grandeur Peak Global Explorer Fund	For the years ended April 30, 2024, 2023, and for the period from December 16, 2021 (Commencement of operations) through April 30, 2022

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Report of Independent Registered
Grandeur Peak Funds®	Public Accounting Firm

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Costa Mesa, California
June 28, 2024

We have served as the auditor of one or more Grandeur Peak Global Advisors, LLC investment companies since 2012.

Grandeur Peak Funds®	Additional Information
April 30, 2024 (Unaudited)

1.	FUND HOLDINGS

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. The Funds’ Form N-PORT reports are available on the SEC’s Web site at http://www.sec.gov. The Funds’ Form N-PORT reports are also available upon request by calling 1-877-314-9006.

2.	FUND PROXY VOTING POLICIES, PROCEDURES AND SUMMARIES

The Funds’ policies and procedures used in determining how to vote proxies and information regarding how the Funds voted proxies relating to portfolio securities during the most recent prior 12-month period ending June 30 are available without charge, upon request, by calling 1-877-314- 9006 or by referring to the SEC’s website at http://www.sec.gov.

3.	TAX DESIGNATIONS

The Funds designate the following amounts for federal income tax purposes for the fiscal year ended April 30, 2024:

		Foreign Source
	Foreign Taxes Paid	Income
Grandeur Peak Emerging Markets Opportunities Fund	$3,724,519	$1,623,748
Grandeur Peak Global Contrarian Fund	657,858	3,174,797
Grandeur Peak Global Explorer Fund	21,358	65,097
Grandeur Peak Global Micro Cap Fund	179,808	175,411
Grandeur Peak Global Opportunities Fund	975,246	3,480,574
Grandeur Peak Global Reach Fund	594,887	1,325,043
Grandeur Peak Global Stalwarts Fund	324,787	364,066
Grandeur Peak International Opportunities Fund	2,311,693	4,631,142
Grandeur Peak International Stalwarts Fund	4,163,378	11,749,923
Grandeur Peak US Stalwarts Fund	0	0

Of the distributions paid by the Funds from ordinary income for the calendar year ended December 31, 2023, the following percentages met the requirements to be treated as qualifying for the corporate dividends received deduction and qualified dividend income:

	Dividend Received Deduction	Qualified Dividend Income
Grandeur Peak Emerging Markets Opportunities Fund	10.69%	78.90%
Grandeur Peak Global Contrarian Fund	25.23%	71.61%
Grandeur Peak Global Explorer Fund	44.01%	86.99%
Grandeur Peak Global Micro Cap Fund	0.00%	0.00%
Grandeur Peak Global Opportunities Fund	44.03%	89.54%
Grandeur Peak Global Reach Fund	86.09%	83.87%
Grandeur Peak Global Stalwarts Fund	90.68%	0.00%
Grandeur Peak International Opportunities Fund	38.62%	97.11%
Grandeur Peak International Stalwarts Fund	23.94%	99.39%
Grandeur Peak US Stalwarts Fund	0.00%	0.00%

Grandeur Peak Funds®	Additional Information
April 30, 2024 (Unaudited)

In early 2024, if applicable, shareholders of record received this information for the distributions paid to them by the Funds during the calendar year 2023 via Form 1099. The Funds will notify shareholders in early 2025 of amounts paid to them by the Funds, if any, during the calendar year 2024.

Pursuant to Section 852(b)(3) of the Internal Revenue Code, the Funds designate the following as long-term capital gain dividends:

Grandeur Peak Emerging Markets Opportunities Fund	$10,549,000
Grandeur Peak Global Contrarian Fund	0
Grandeur Peak Global Explorer Fund	0
Grandeur Peak Global Micro Cap Fund	0
Grandeur Peak Global Opportunities Fund	0
Grandeur Peak Global Reach Fund	0
Grandeur Peak Global Stalwarts Fund	0
Grandeur Peak International Opportunities Fund	2,265,788
Grandeur Peak International Stalwarts Fund	0
Grandeur Peak US Stalwarts Fund	0

For the fiscal year ended April 30, 2024, the following long term amounts were utilized as earnings and profits distributed to shareholders on redemptions:

Grandeur Peak Emerging Markets Opportunities Fund	$1,624,304
Grandeur Peak Global Contrarian Fund	0
Grandeur Peak Global Explorer Fund	0
Grandeur Peak Global Micro Cap Fund	0
Grandeur Peak Global Opportunities Fund	0
Grandeur Peak Global Reach Fund	111,304
Grandeur Peak Global Stalwarts Fund	0
Grandeur Peak International Opportunities Fund	153,487
Grandeur Peak International Stalwarts Fund	0
Grandeur Peak US Stalwarts Fund	0

4.	LIQUIDITY RULE

The Funds have adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act. The program is reasonably designed to assess and manage the Funds’ liquidity risk, taking into consideration, among other factors, the Funds’ investment strategies and the liquidity of their portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

During the year ended April 30, 2024, the Board and the Trust’s Liquidity Risk Management Program Committee (the “Committee”) reviewed the Funds’ investments and they determined that the Funds held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Board and Committee concluded that (i) the Funds’ liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Funds’ liquidity risk management program has been effectively implemented.

ATTACHMENT 13.A - GRANDEUR PEAK PRIVACY POLICY

PRIVACY NOTICE

February 2023

PRIVACY NOTICE

FACTS	WHAT DOES GRANDEUR PEAK GLOBAL TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	Social Security number Assets Retirement Assets Transaction History Checking Account Information	Purchase History Account Balances Account Transactions Wire Transfer Instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Grandeur Peak Global Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Grandeur Peak Global Trust share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call (631) 490-4300

Who we are
Who is providing this notice?	Grandeur Peak Global Trust
What we do
How does Grandeur Peak Global Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Grandeur Peak Global Trust collect my personal information?

We collect your personal information, for example, when you

●    Open an account

●    Provide account information

●    Give us your contact information

●    Make deposits or withdrawals from your account

●    Make a wire transfer

●    Tell us where to send the money

●    Tells us who receives the money

●    Show your government-issued ID

●    Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

●    Sharing for affiliates’ everyday business purposes – information about your creditworthiness

●    Affiliates from using your information to market to you

●    Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Grandeur Peak Global Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial

Grandeur Peak Funds®	Trustees and Officers
April 30, 2024 (Unaudited)

The Trustees and officers of the Trust, together with information as to their principal business occupations during the past five years and other information, are shown below. Unless otherwise noted, the address of each Trustee and officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Independent Trustees
Name, Address, Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years	Number of Funds In The Fund Complex*	Overseen Other Directorships Held During Past 5 Years**
Patricia Luscombe 1961	Trustee	Since January 2015, Indefinite	Managing Director of the Valuations and Opinions Group, Lincoln International LLC (since August 2007).	10	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2015); Monetta Mutual Funds (since November 2015).
John V. Palancia 1954	Trustee, Chairman	Trustee, since February 2012, Indefinite; Chairman of the Board since May 2014.	Retired (since 2011); formerly, Director of Global Futures Operations Control, Merrill Lynch, Pierce, Fenner & Smith, Inc. (1975-2011).	10	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2012); Northern Lights Fund Trust (since 2011); Northern Lights Variable Trust (since 2011); Alternative Strategies Fund (since 2012).
Mark H. Taylor 1964	Trustee, Chairman of the Audit Committee	Since February 2012, Indefinite	PhD (Accounting), CPA; Professor and Director, Lynn Pippenger School of Accountancy, Muma College of Business, University of South Florida (2019 – present); Professor and Department of Accountancy Chair, Case Western Reserve University (2009-2019); President, American Accounting Association (AAA) since August 2022 (President-Elect 2022- 2023, President 2023-2024; Past President 2024-2025). AAA Vice President-Finance (2017-2020); President, Auditing Section of the AAA; Member, AICPA Auditing Standards Board (2009-2012); Academic Fellow, Office of the Chief Accountant, United States Securities Exchange Commission (2005-2006); Center for Audit Quality research grants (2014, 2012).	10	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2012); Northern Lights Fund Trust (since 2007); Northern Lights Variable Trust (since 2007); Alternative Strategies Fund (since June 2010).
Jeffery D. Young 1956	Trustee	Since January 2015, Indefinite	Co-owner and Vice President, Latin America Agriculture Development Corp. (since May 2015); President, Celeritas Rail Consulting (since June 2014); Asst. Vice President - Transportation Systems, Union Pacific Railroad Company (June 1976 to April 2014).	10	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2015).

*	As of April 30, 2024, the Trust was comprised of 10 active portfolios managed by the Adviser.

**	Only includes directorships held within the past 5 years in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934, or any company registered as an investment company under the 1940 Act.

4/30/24-GP-v1

Grandeur Peak Funds®	Trustees and Officers
April 30, 2024 (Unaudited)

Officers of the Trust

Name, Address, Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years
Brian Curley 1970	President	Since May 2023, indefinite	Vice President, Ultimus Fund Solutions, LLC (since 2020); Vice President, Gemini Fund Services, LLC (2015-2020).
Timothy Burdick 1986	Vice President	Since May 2023, indefinite	Vice President and Senior Managing Counsel, Ultimus Fund Solutions, LLC (2023 – present); Vice President and Managing Counsel, Ultimus Fund Solutions, LLC (2022 – 2023); Assistant Vice President and Counsel, Ultimus Fund Solutions, LLC (2019 – 2022).
Richard Gleason 1977	Treasurer	Since May 2023, indefinite	Assistant Vice President, Ultimus Fund Solutions, LLC (since 2020); Assistant Vice President, Gemini Fund Services, LLC (2012-2020).
Viktoriya Pallino 1995	Secretary	Since August 2022,indefinite	Senior Legal Administrator, Ultimus Fund Solutions, LLC (since 2023);Legal Administrator II, Ultimus Fund Solutions, LLC (2021-2023); Legal Administrator I, Ultimus Fund Solutions, LLC (2019-2021); Legal Administration Associate, Gemini Fund Services, LLC (2017-2019).
William Kimme 1962	Chief Compliance Officer	Since February 2012, indefinite	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2011).

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-877-314-9006.

4/30/24-GP-v1

Contact Us

Mail:	Grandeur Peak Funds, P.O. Box 541150, Omaha, NE 68154	Web:	www.GrandeurPeakGlobal.com
Phone:	1.855.377.PEAK (7325)		GP-AR24

(b)        Not applicable

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii The Registrant’s board of trustees has determined that Mark H. Taylor is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Taylor is independent for purposes of this Item 3.

(a)(2) Not applicable.

(a)(3)   In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction.   At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity.   The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2024 - $195,000

(b)	Audit-Related Fees

2024- None

(c)	Tax Fees

2024 - $46,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2024 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

  2024

Audit-Related Fees:        0.00%

Tax Fees:                       0.00%

All Other Fees:               0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2024 - $46,000

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

(i) Not applicable

(j) Not applicable

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable Fund is an open-end management investment company

Item 13. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 13(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 13(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Grandeur Peak Global Trust

By (Signature and Title)

/s/ Brian Curley

Brian Curley, Principal Executive Officer/President

Date 7/3/2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Brian Curley

Brian Curley, Principal Executive Officer/President

Date 7/3/2024

By (Signature and Title)

/s/ Richard Gleason

Richard Gleason, Principal Financial Officer/Treasurer

Date 7/3/2024